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                                                                    EXHIBIT 10.1

                        1515 BROADWAY, NEW YORK, NEW YORK

                             CONTRIBUTION AGREEMENT

                                      among

                           ASTOR PLAZA VENTURE, L.P.,

                         a Delaware limited partnership,

                                       and

                         1515 BROADWAY ASSOCIATES, L.P.,

                         a Delaware limited partnership,

                                       and

                      THE EQUITABLE LIFE ASSURANCE SOCIETY
                              OF THE UNITED STATES,

                             a New York corporation

                                       and

                        SL GREEN REALTY ACQUISITION LLC,

                      a Delaware limited liability company

                         Dated as of: January ___, 2002

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                                TABLE OF CONTENTS

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
                                                                                                        Page No.
ARTICLE I   CONTRIBUTION, EARNEST MONEY AND CONSIDERATION....................................................3

   1.1       Subject of Contribution.........................................................................3
   1.2       Property Defined................................................................................4
   1.3       Reconstituted New GP and Partnership............................................................4
   1.4       Existing Debt...................................................................................4
   1.5       Contribution and Notional Consideration.........................................................5
   1.6       Actions Taken at Closing........................................................................6
   1.7       Earnest Money..................................................................................10

ARTICLE II  TITLE AND SURVEY................................................................................12

   2.1       Status of Title................................................................................12
   2.2       Conveyance of Title............................................................................15

ARTICLE III  INSPECTION.....................................................................................15

   3.1       Right of Inspection............................................................................15
   3.2       Inspection Items...............................................................................16
   3.3       Inspection Rules and Limitations...............................................................16
   3.4       Insurance......................................................................................17
   3.5       Indemnity......................................................................................17
   3.6       Non-Disclosure.................................................................................18

ARTICLE IV  CLOSING.........................................................................................18

   4.1       Time and Place.................................................................................18
   4.2       The Partnership's, Astor's and Equitable's Obligations at Closing..............................18
   4.3       Investor's Obligations at Closing..............................................................22
   4.4       Credits and Prorations.........................................................................23
   4.5       Closing Costs..................................................................................30
   4.6       Escrows Established at Closing.................................................................33

ARTICLE V  REPRESENTATIONS AND WARRANTIES...................................................................33

   5.1       Representations and Warranties of the Partnership..............................................33
   5.2       Representations and Warranties of Investor.....................................................40
   5.3       Representations and Warranties of Astor........................................................41
   5.4       Representations and Warranties of Equitable....................................................42
   5.5       Survival of Representations and Warranties.....................................................43
   5.6       Knowledge Defined..............................................................................46

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
ARTICLE VI   COVENANTS RELATING TO CONDUCT OF BUSINESS......................................................46

   6.1       Conduct of Business............................................................................46
   6.2       Investor's Covenants...........................................................................49
   6.3       Solicitation of Limited Partner Consents.......................................................49
   6.4       Liability Regarding Covenants..................................................................50
   6.5       Bankruptcy.....................................................................................50
   6.6       Permitted Leasing After Execution Date.........................................................50
   6.7       Covenants Regarding Service Contracts..........................................................51
   6.8       IATSE Space....................................................................................52
   6.9       Class E Violations.............................................................................52
   6.10      Exclusivity....................................................................................53

ARTICLE VII  CONDITIONS TO CLOSING..........................................................................54

   7.1       Conditions to Obligations of the Parties.......................................................54
   7.2       Additional Conditions to Obligations of Investor...............................................54
   7.3       Additional Conditions to Obligations of Astor, the Partnership and Equitable...................55

ARTICLE VIII ESTOPPEL CERTIFICATES/VIACOM SNDA..............................................................56

   8.1       Form of Estoppel Certificates..................................................................56
   8.2       Estoppel Certificates Due......................................................................56
   8.3       Viacom SNDA....................................................................................58
   8.4       Notice and Proceedings.........................................................................58

ARTICLE IX   DEFAULT AND OTHER TERMINATION MATTERS..........................................................58

   9.1       Default by Investor............................................................................58
   9.2       Default by the Partnership, Astor or Equitable.................................................59
   9.3       Post Termination Matters.......................................................................60

ARTICLE X    RISK OF LOSS...................................................................................60

   10.1      Minor Damage...................................................................................60
   10.2      Major Damage...................................................................................60
   10.3      Definition of "Major" Loss or Damage...........................................................61

ARTICLE XI   COMMISSIONS/ADVISORY FEES......................................................................61

ARTICLE XII  DISCLAIMERS AND WAIVERS........................................................................61

   12.1      No Reliance on Documents.......................................................................62
   12.2      Disclaimers....................................................................................62
   12.3      Effect of Disclaimers..........................................................................63

                                       ii
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
ARTICLE XIII  TAX MATTERS...................................................................................65

   13.1      Tax Reporting..................................................................................65
   13.2      Allocations....................................................................................65
   13.3      Book-Up........................................................................................65
   13.4      Audits.........................................................................................65
   13.5      Tax Returns....................................................................................66
   13.6      Section 754 Election...........................................................................66
   13.7      Tax Return Information.........................................................................66
   13.8      Survival of Tax Matters........................................................................67

ARTICLE XIV  SOLICITATION, CONSENT AND BANKRUPTCY MATTERS...................................................67

   14.1      Solicitation...................................................................................67
   14.2      Filing of Pre-Packaged Bankruptcy..............................................................68
   14.3      First Day Motions and Fiduciary Obligations....................................................69
   14.4      Timing.........................................................................................69
   14.5      Investor's Bankruptcy Obligations..............................................................71

ARTICLE XV  CONTINGENT MATTERS..............................................................................72

   15.1      Insurance......................................................................................72
   15.2      Financial Material Adverse Changes.............................................................74
   15.3      Finalization of Investor's Financing Commitment................................................76
   15.4      Chase Consent..................................................................................76
   15.5      Interest Rates.................................................................................77

ARTICLE XVI  EQUITABLE SEVERED MORTGAGE.....................................................................79

   16.1      Severed Mortgage Loan..........................................................................79
   16.2      Cancellation of Severed Mortgage Loan..........................................................80

ARTICLE XVII MISCELLANEOUS..................................................................................80

   17.1      Confidentiality................................................................................80
   17.2      Public Disclosure..............................................................................81
   17.3      Discharge of Obligations.......................................................................81
   17.4      Assignment.....................................................................................81
   17.5      Notices........................................................................................82
   17.6      Modifications..................................................................................84
   17.7      Tenant Notification Letters....................................................................84
   17.8      Calculation of Time Periods....................................................................84
   17.9      Successors and Assigns.........................................................................84
   17.10     Entire Agreement...............................................................................84
   17.11     Further Assurances.............................................................................84
   17.12     Counterparts...................................................................................85
   17.13     Severability...................................................................................85
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
   17.14     Applicable Law.................................................................................85
   17.15     No Third Party Beneficiary.....................................................................85
   17.16     Exhibits and Schedules.........................................................................85
   17.17     Captions.......................................................................................85
   17.18     Construction...................................................................................85
   17.19     Termination of Agreement.......................................................................85
   17.20     Survival.......................................................................................86
   17.21     No Recordation.................................................................................86
   17.22     Binding Effect.................................................................................86
   17.23     Satisfaction or Waiver.........................................................................86
   17.24     Business Day...................................................................................86

                                       iv
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                             INDEX OF DEFINED TERMS

                                                                                                           Page No.
2000 Tax Return..................................................................................................63
Acquired Equitable Debt...........................................................................................6
Additional Rents.................................................................................................24
Advisor..........................................................................................................59
Agreement.........................................................................................................1
All-in Interest Rate.............................................................................................72
Alternate Investor...............................................................................................31
Alternate Transaction............................................................................................66
Alternate Transaction Fee........................................................................................31
Alternative Offer................................................................................................66
Approved IATSE Contractors.......................................................................................50
Arrears..........................................................................................................29
Assignment of Claims.............................................................................................20
Assignment of Contracts..........................................................................................19
Astor.............................................................................................................1
Bankruptcy Code..................................................................................................65
Bankruptcy Court.................................................................................................65
Bankruptcy Filing................................................................................................65
Bankruptcy Proceeding............................................................................................65
BSC Partnerships.................................................................................................32
business day.....................................................................................................83
Cancelled Equitable Debt..........................................................................................6
Cap..............................................................................................................32
Cash Contribution.................................................................................................5
Certificate of Reduction..........................................................................................7
Chase.............................................................................................................2
Chase Consent....................................................................................................73
Chase First Mortgage..............................................................................................5
Chase First Mortgage Loan.........................................................................................5
Chase Mortgage Loans..............................................................................................5
Chase Mortgages...................................................................................................5
Chase Second Mortgage.............................................................................................5
Chase Second Mortgage Loan........................................................................................5
Class E Violations...............................................................................................51
Closing..........................................................................................................18
Closing Tax Returns..............................................................................................63
Code.............................................................................................................23
Commission Agreements............................................................................................38
Confirmation Order...............................................................................................65
Contractual Cure Items...........................................................................................13
Date-down Certificate............................................................................................19
Designated Employees.............................................................................................45

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
Designated Investor Employees....................................................................................45
Diligence and Financing Expenses.................................................................................31
Disclaiming Diligence Team.......................................................................................60
Disclaiming Parties..............................................................................................59
Disclosed Survey Items...........................................................................................12
Dismissal Option Notice..........................................................................................67
Earnest Money....................................................................................................10
Employee Benefit Plan............................................................................................23
Environmental Disclosures........................................................................................38
Equitable.........................................................................................................1
Equitable Debt Release............................................................................................5
Equitable Mortgage Loans..........................................................................................5
Equitable Second Mortgage.........................................................................................5
Equitable Second Mortgage Loan....................................................................................5
Equitable Third Mortgage..........................................................................................5
Equitable Third Mortgage Loan.....................................................................................5
Equivalent Financing.............................................................................................72
ERISA............................................................................................................23
Escrow Agent.....................................................................................................10
Escrow Agreement.................................................................................................11
Estoppel Certificate.............................................................................................54
Estoppel Certificates............................................................................................54
Excluded Union Employees..........................................................................................7
Execution Date....................................................................................................1
Existing Mortgage Debt............................................................................................4
Existing Partnership Agreement....................................................................................1
Extension Credit.................................................................................................67
Extension Option.................................................................................................66
Fee Owner.........................................................................................................2
Fee Owner Interest Contribution...................................................................................6
Fee Owner Operating Agreement.....................................................................................2
Fiduciary Obligations............................................................................................66
Final Closing Statement..........................................................................................24
Final Order......................................................................................................52
Final Reconciliation Date........................................................................................24
Financial MAC....................................................................................................71
Financial MAC Date...............................................................................................71
Financial MAC Termination Notice.................................................................................71
First Extension Period...........................................................................................66
First Measurement Date...........................................................................................74
First Treasury Cure Notice.......................................................................................74
First Treasury Termination Notice................................................................................74
General Tenant Estoppel Form.....................................................................................54
Governmental Entity..............................................................................................35
GP Interest.......................................................................................................1

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
IATSE Contract...................................................................................................50
IATSE Work.......................................................................................................50
Improvements......................................................................................................1
Individually Held Interests......................................................................................65
Initial Financial MAC Termination Notice.........................................................................71
Inspection Material..............................................................................................77
Inspection Period................................................................................................15
Insurance Coverage...............................................................................................69
Insurance Cure...................................................................................................69
Insurance Cure Notice............................................................................................69
Insurance Premium Cap............................................................................................69
Insurance Unavailability Notice..................................................................................69
Intangibles.......................................................................................................4
Investor..........................................................................................................1
Investor's Financing Commitment..................................................................................40
Investor's Interests.............................................................................................13
Investor's Representatives.......................................................................................15
IRS..............................................................................................................62
JLL..............................................................................................................50
Land..............................................................................................................1
Lease Schedule...................................................................................................36
Leases............................................................................................................3
Leasing Guidelines...............................................................................................49
Legal Restraints.................................................................................................52
Lender...........................................................................................................40
Letter of Credit.................................................................................................10
Licenses.........................................................................................................33
Limited Partner Consents.........................................................................................65
Limited Partner Designee..........................................................................................1
Limited Partners..................................................................................................1
LLREI............................................................................................................45
Long Form Press Release..........................................................................................78
LP Letter........................................................................................................32
major............................................................................................................59
major national title insurance company...........................................................................15
Material Adverse Effect..........................................................................................22
Material Tax Returns.............................................................................................36
May Extension Credit.............................................................................................67
Mezzanine Financing...............................................................................................9
Mezzanine LLC.....................................................................................................2
Mezzanine LLC Operating Agreement.................................................................................2
Minimum Claim Amount.............................................................................................42
Minimum Required Consents........................................................................................64
Mortgage Modifications............................................................................................9
New GP............................................................................................................1

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
New GP Operating Agreement........................................................................................1
New Property Loan.................................................................................................8
New Service Contract.............................................................................................47
Non-Conforming Lease.............................................................................................49
Non-Transferable Security Deposits...............................................................................26
Notional Consideration............................................................................................6
Obligations......................................................................................................34
Outside Bankruptcy Approval Date.................................................................................66
Outside Closing Date.............................................................................................18
Partnership.......................................................................................................1
Partnership Organizational Documents.............................................................................33
Partnership Related Parties.......................................................................................7
Permitted Encumbrances...........................................................................................12
Personal Property.................................................................................................3
PH Fees..........................................................................................................32
Plan.............................................................................................................65
Plan Documents...................................................................................................65
Preliminary Closing Statement....................................................................................24
Preliminary Net Balance..........................................................................................24
Premises..........................................................................................................1
Present Value Formula............................................................................................75
Property..........................................................................................................4
Property Manager.................................................................................................16
Property Taxes...................................................................................................26
Reconciliation Advance...........................................................................................30
Reconciliation Refund............................................................................................25
Reconstituted New GP..............................................................................................4
Reconstituted Partnership.........................................................................................4
Remaining Equitable Second Mortgage...............................................................................6
Remaining Equitable Second Mortgage Loan..........................................................................6
Remaining Mortgage Debt...........................................................................................9
rents............................................................................................................25
Representation Cap...............................................................................................43
Representation Cap Step-Up.......................................................................................43
Representative...................................................................................................77
Restated Mezzanine Operating Agreement............................................................................2
Restated Partnership Agreement....................................................................................2
Revised Net Balance..............................................................................................24
Second Extension Period..........................................................................................66
Second Measurement Date..........................................................................................74
Second Treasury Cure Notice......................................................................................75
Second Treasury Termination Notice...............................................................................75
Service Contracts.................................................................................................3
Severed Mortgage.................................................................................................76
Severed Mortgage Event...........................................................................................76
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
Severed Mortgage Holder..........................................................................................76
Severed Mortgage Loan............................................................................................76
Severed Note.....................................................................................................76
SLGRC.............................................................................................................7
Solicitation.....................................................................................................64
Substitute Commitment............................................................................................47
Swap Rate........................................................................................................74
Swap Rate Credit Formula.........................................................................................74
Tenant Inducement Costs..........................................................................................28
Tenant Notices...................................................................................................19
Term Sheet.......................................................................................................49
Title Allocation Schedule........................................................................................14
Title Company....................................................................................................12
Title Defect.....................................................................................................12
Title Policy.....................................................................................................15
Title Pro Forma..................................................................................................12
Transfer Tax Returns.............................................................................................19
Treasury Cap.....................................................................................................74
Undisclosed Survey Items.........................................................................................12
Unpermitted Viacom Modification..................................................................................43
Updated Viacom Estoppel..........................................................................................55
Viacom...........................................................................................................37
Viacom Date-down Certificate.....................................................................................19
Viacom Disclosure Schedule.......................................................................................37
Viacom Escrow....................................................................................................32
Viacom Estoppel..................................................................................................55
Viacom Estoppel Form.............................................................................................54
Viacom Lease.....................................................................................................37
Viacom SNDA......................................................................................................56
Viacom SNDA Provision............................................................................................73
Viacom Termination Notice........................................................................................55

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                                    EXHIBITS

Exhibit A                       New GP Operating Agreement
Exhibit B                       Mezzanine LLC Operating Agreement
Exhibit C                       Fee Owner Operating Agreement
Exhibit D                       Restated Partnership Agreement
Exhibit E                       Restated Mezzanine Operating Agreement
Exhibit 1.6(a)(i)               Certificate of Reduction
Exhibit 1.7(a)(ii)              Form of Letter of Credit
Exhibit 1.7(b)                  Earnest Money Escrow Agreement
Exhibit 2.1(a)                  Title Pro Forma
Exhibit 4.2(a)(iv)              Form of Tenant Notices
Exhibit 4.2(a)(v)               Form of Assignment of Contracts
Exhibit 4.6                     Viacom Rent Escrow Agreement
Exhibit 8.1-1                   Viacom Estoppel Form
Exhibit 8.1-2                   General Tenant Estoppel Form
Exhibit 14.1(a)                 Solicitation
Exhibit 14.2(a)                 Plan

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                                    SCHEDULES

Schedule A                      Legal Description of Premises
Schedule 1.7(a)(ii)             Escrow Agent's Wire Transfer Instructions
Schedule 2.1(c)                 Title Allocation Schedule
Schedule 5.1(a)                 Schedule of Capital Contributions of Partners in the Partnership
Schedule 5.1(e)                 Schedule of Litigation; Liabilities
Schedule 5.1(f)                 Schedule of Conflicts with Compliance/Permits
Schedule 5.1(g)                 Schedule of Employees
Schedule 5.1(h)(i)              Indebtedness Agreements
Schedule 5.1(h)(ii)-1           Service Contracts
Schedule 5.1(h)(ii)-2           Service Contracts - Default Notices
Schedule 5.1(i)                 Tax Matters
Schedule 5.1(j)(i)-1            Schedule of Leases
Schedule 5.1(j)(i)-2            Leases - Default Notices
Schedule 5.1(j)(i)-3            Schedule of Tenant Disputes
Schedule 5.1(j)(i)-4            Schedule of Security Deposits
Schedule 5.1(j)(iv)             Viacom Disclosure Schedule
Schedule 5.1(j)(v)              Pending Leasing Transactions
Schedule 5.1(j)(vi)             Summary Rent Roll - November, 2001
Schedule 5.1(k)                 Commission Agreements
Schedule 5.1(m)                 Tax and Assessment Protests
Schedule 5.1(o)                 Environmental Disclosure Schedule
Schedule 5.1(q)-1               Chase Outstanding Principal/Interest Letter - November 30, 2001
Schedule 5.1(q)-2               Amortization Payments/Interest Accruals - Calendar Year 2001
Schedule 5.6                    Designated Employees
Schedule 6.6                    Leasing Guidelines
Schedule 6.7                    JLL Leasing Commissions
Schedule 6.8-1                  Approved Contractors for IATSE Work
Schedule 6.8-2                  Scope of IATSE Work
Schedule 6.9                    Class E Violations
Schedule 13.7                   2000 Tax Year Information
Schedule 15.1(a)                Minimum Insurance Coverage
Schedule 15.1(b)(ii)            Insurance Credit Present Value Formula
Schedule 15.2(b)                Equivalent Financing Credit Formula
Schedule 15.5(b)-1              Swap Rate Calculation
Schedule 15.5(b)-2              Swap Rate Credit Formula
Schedule 15.5(d)                Present Value Formula

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     THIS CONTRIBUTION AGREEMENT (the "AGREEMENT") is made as of the 11th day of
January, 2002 (the "EXECUTION DATE"), among ASTOR PLAZA VENTURE, L.P., a
Delaware limited partnership, with an office c/o The Equitable Life Assurance Society of the United States, 1290 Avenue of the Americas, New York, New York 10104 ("ASTOR"), 1515 BROADWAY ASSOCIATES, L.P., a Delaware limited partnership, with an office c/o The Equitable Life Assurance Society of the United States, 1290 Avenue of the Americas, New York, New York 10104 (the "PARTNERSHIP"), THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, a New York corporation ("EQUITABLE"), having its home office at 1290 Avenue of the Americas, New York, New York 10104 and SL GREEN REALTY ACQUISITION LLC, a Delaware limited liability company ("INVESTOR"), having an office at 420 Lexington Avenue, New York, New York 10170-1881.

                              W I T N E S S E T H:

     WHEREAS, the Partnership is the owner and holder of the fee simple estate in and to that certain plot, piece and parcel of land (collectively, the "LAND") commonly known as 1515 Broadway, New York, New York and more particularly described on SCHEDULE A, together with the buildings, structures, fixtures and other improvements on the Land (collectively, the "IMPROVEMENTS"; the Improvements and the Land being together referred to as the "PREMISES");

     WHEREAS, Astor is the owner and holder of 100% of the general partnership interest in the Partnership (the "GP INTEREST");

     WHEREAS, the limited partnership interests in the Partnership are held by certain Class A Limited Partners and Class B Limited Partners (collectively, the "LIMITED PARTNERS") as more particularly described in that certain Second Amended and Restated Agreement of Limited Partnership dated November 7, 1991 and which became effective as of December 31, 1991 (the "EXISTING PARTNERSHIP AGREEMENT");

     WHEREAS, the parties have agreed, subject to obtaining certain consents and approvals more particularly described herein, to consummate a transaction whereby:

          (a) Equitable shall cancel and release a portion of the mortgage debt held by it encumbering the Premises as more particularly described herein and 100% of the cancellation of indebtedness income of the Partnership attributable thereto shall be allocated to the GP Interest of Astor;

          (b) a new single member Delaware limited liability company (the "NEW GP") governed by an operating agreement in the form attached hereto as EXHIBIT A (the "NEW GP OPERATING AGREEMENT"), which is 100% owned by a designee of the Limited Partners identified in the New GP Operating Agreement (the "LIMITED PARTNER DESIGNEE") and which shall have Astor as its non-member manager, shall be admitted pursuant to the terms of the Existing Partnership Agreement to the Partnership as an additional general partner with a .001% interest therein;

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          (c)  the Partnership shall redeem the GP Interest from Astor and
Astor shall withdraw from the Partnership, pursuant to the terms of the Existing Partnership Agreement;

          (d) the Partnership shall then contribute the Property (as hereinafter defined) subject to the reduced mortgage indebtedness to a newly formed Delaware limited liability company ("MEZZANINE LLC") in exchange for 100% of the membership interests in Mezzanine LLC, to be governed by an operating agreement in the form attached hereto as EXHIBIT B (the "MEZZANINE LLC OPERATING AGREEMENT");

          (e) Mezzanine LLC shall in turn contribute the Property to a second newly formed Delaware limited liability company ("FEE Owner") in exchange for 100% of the membership interests in Fee Owner, to be governed by an operating agreement in the form attached hereto as EXHIBIT C (the "FEE OWNER OPERATING AGREEMENT");

          (f) Astor shall resign as the non-member manager of the New GP and the Limited Partner Designee shall appoint a new managing member of the New GP;

          (g) the Existing Partnership Agreement shall be amended and restated in its entirety in the form annexed hereto as EXHIBIT D (the "RESTATED PARTNERSHIP AGREEMENT");

          (h) in exchange for (i) contributing $1,000,000 in cash to Mezzanine LLC, plus an actual contribution sufficient to cause (A) a portion of Equitable's mortgage indebtedness hereinafter described to be acquired, and
(B) the lien of such portion of Equitable's mortgage indebtedness so acquired to be spread to other property and released from the Premises, and (ii) causing certain indebtedness encumbering the Premises and held in part by JPMorgan Chase Bank ("CHASE") and in part by Equitable to be refinanced, Investor shall be admitted to Mezzanine LLC as its sole managing member owning a 99.8% membership interest therein (with the Partnership retaining a .2% common membership interest therein), to be governed by an amended and restated operating agreement of Mezzanine LLC in the form attached hereto as EXHIBIT E (the "RESTATED MEZZANINE OPERATING AGREEMENT"); and

          (i) in exchange for a $1,000 capital contribution to Fee Owner, an affiliate of Investor (designated by Investor) will acquire a .01% interest in, and be admitted as a member of, Fee Owner; and

     WHEREAS, it is the intention of all of the parties hereto that the aforementioned transactions shall be consummated in the sequence described herein, but contemporaneously, pursuant to a pre-packaged plan of reorganization approved by the Bankruptcy Court (as hereinafter defined), all as more particularly set forth and subject to the terms, covenants and conditions contained herein.

     NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

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                                    ARTICLE I

                  CONTRIBUTION, EARNEST MONEY AND CONSIDERATION

     1.1 SUBJECT OF CONTRIBUTION. In accordance with the terms and conditions of this Agreement and subject to Investor's performance and satisfaction of those conditions, covenants and obligations contained herein which are stated to be Investor's obligation hereunder, the Partnership shall contribute to Mezzanine LLC and cause Mezzanine LLC to contribute to Fee Owner on the Closing Date (as hereinafter defined) all of the Partnership's right, title and interest in, to and under, the following:

          (j)  the Land;

          (k)  the Improvements;

          (l)  to the extent assignable:

               (i) all site plans, architectural renderings, plans and specifications, engineering plans, as-built drawings, floor plans and other similar plans or diagrams, if any, which (x) relate to the Premises and (y) are in the Partnership's possession or under the Partnership's control;

               (ii) all licenses, permits and warranties, if any, which relate to the Premises; and

               (iii) all tangible personal property upon the Land or within the Improvements, including specifically, without limitation, all equipment, appliances, tools, machinery, supplies, building materials, computer equipment and software related to the operation of the elevators, the fire alarm system, the electronic lobby directory and the so-called "Building Management System," and other similar personal property (excluding cash) which is (x) owned by the Partnership as of the Execution Date and (y) attached to, appurtenant to or located in the Improvements or used in the on-site management or leasing offices for the Property (the property described in this SECTION 1.1(c) being herein referred to collectively as the "PERSONAL PROPERTY");

          (m) as is more particularly set forth on the Lease Schedule (as hereinafter defined) and subject to the provisions of SECTION 6.6 of this Agreement, all leases, licenses and other agreements with respect to the use and occupancy of (or right to erect or maintain signs at) the Property, pursuant to which any portion of the Land or Improvements is used or occupied, together with all amendments and modifications thereto and all guaranties, if any, and security, if any, provided thereunder (the property described in this SECTION 1.1(d) being herein referred to collectively as the "LEASES");

          (n) (A) those (i) certain contracts and agreements to which the Partnership is a party (collectively, the "SERVICE CONTRACTS") relating to the upkeep, repair, maintenance or operation of the Land, Improvements or Personal Property which extend beyond the Closing (as hereinafter defined), subject to
SECTION 6.1(o) and SECTION 6.7 of this Agreement; (ii) existing

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warranties and guaranties (expressed or implied) issued to the Partnership (or to the Property Manager (as hereinafter defined)) in connection with or otherwise covering the Improvements or the Personal Property; (iii) capitalized expenses reflected on the Partnership's balance sheet that are not subject to pro ration pursuant to SECTION 4.4 of this Agreement, and (B) the use of the name "Astor Plaza" insofar as it relates to the Premises, it being expressly acknowledged by Investor that Astor and its affiliate entities may continue to utilize the phrase "Astor Plaza" in their respective names (the property described in this SECTION 1.1(e) being sometimes herein referred to collectively as the "INTANGIBLES"), in each case, subject to certain liabilities and encumbrances as are more fully set forth herein. Notwithstanding anything in this SECTION 1.1 to the contrary, nothing in this Agreement is intended to, nor shall, convey or contribute any right, title or interest in or to the names "Equitable," "The Equitable Life Assurance Society of The United States," "AXA," "AXA Group," "AXA Financial, Inc." or any variations thereon.

     1.2 PROPERTY DEFINED. The Land, the Improvements, the Personal Property, the Leases and the Intangibles are hereinafter sometimes referred to collectively as the "PROPERTY."

     1.3  RECONSTITUTED NEW GP AND PARTNERSHIP.

          (a) For all periods prior to the resignation of Astor as the non-member manager of New GP, New GP and all references to it herein shall be to New GP as it exists prior to such resignation. Upon and after the aforementioned resignation of Astor as the non-member manager of New GP, New GP and all references to it herein shall be to New GP as it exists on and after such transfer, whose manager shall be as appointed by the Limited Partner Designee. All references to the "RECONSTITUTED NEW GP" shall be to New GP as it shall exist on and after the aforementioned resignation of Astor as the non-member manager from the New GP.

          (b) For all periods prior to the redemption of the GP Interest from Astor and the withdrawal of Astor from the Partnership, the Partnership and all references to it herein shall be to the Partnership as it exists prior to such redemption and withdrawal, all of whose partners are Astor, the Limited Partners and, upon its admission to the Partnership, New GP, and as governed by the Existing Partnership Agreement. Upon and after the aforementioned redemption of the GP Interest and withdrawal of Astor, the Partnership and all references to it herein shall be to the Partnership as it exists on and after such redemption and withdrawal, all of whose partners shall be the Limited Partners and the New GP, and excluding Astor, and as governed by the Restated Partnership Agreement. All references to the "RECONSTITUTED PARTNERSHIP" shall be to the Partnership as it shall exist on and after the aforementioned redemption of the GP Interest and withdrawal of Astor.

     1.4 EXISTING DEBT. As of November 30, 2001 (it being understood that all of the following amounts are subject to modification and adjustment from and after such date and prior to the Closing Date as a result of regularly scheduled payments of principal and other required payments, payments and accruals of interest and the provisions of ARTICLE XVI hereof), the Premises is encumbered with Five Hundred Eighty-Eight Million Nine Hundred Fifty-Eight Thousand Two Hundred Fifty-Nine and No/100 Dollars ($588,958,259.00) of indebtedness (collectively, the "EXISTING MORTGAGE DEBT"). The Existing Mortgage Debt is comprised of the following components:

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          (a)  a first mortgage loan in the amount of Two Hundred Nineteen
Million Eight Hundred Fifty-Two Thousand and No/100 Dollars ($219,852,000.00) (the "CHASE FIRST MORTGAGE LOAN"), secured by a recorded mortgage on the Premises (the "CHASE FIRST MORTGAGE"), which is owned and held by Chase on behalf of a consortium of banks (as successor-in-interest to Manufacturers Hanover Trust Company);

          (b) a second mortgage loan in the amount of Thirty-Eight Million Nine Hundred Thirty Thousand Four Hundred Three and No/100 Dollars ($38,930,403.00) (the "CHASE SECOND MORTGAGE LOAN"; and together with the Chase First Mortgage, the "CHASE MORTGAGE LOANS"), secured by a recorded mortgage on the Premises (the "CHASE SECOND MORTGAGE," and together with the Chase First Mortgage, the "CHASE MORTGAGES") which is owned and held by Chase on behalf of a consortium of banks (as successor-in-interest to Manufacturers Hanover Trust Company);

          (c) an additional second mortgage loan in the amount of One Hundred Fifty Million Four Hundred Thirty-Two Thousand Four Hundred Forty and No/100 Dollars ($150,432,440.00) (the "EQUITABLE SECOND MORTGAGE LOAN"), secured by a recorded mortgage on the Premises (the "EQUITABLE SECOND MORTGAGE"), which is owned and held by Equitable; and

          (d) a third mortgage loan in the amount of One Hundred Seventy-Nine Million Seven Hundred Forty-Three Thousand Four Hundred Sixteen and No/100 Dollars ($179,743,416.00) (the "EQUITABLE THIRD MORTGAGE LOAN," and together with the Equitable Second Mortgage Loan, the "EQUITABLE MORTGAGE LOANS"), secured by a recorded mortgage on the Premises (the "EQUITABLE THIRD MORTGAGE"), which is owned and held by Equitable.

     1.5  CONTRIBUTION AND NOTIONAL CONSIDERATION.

          (a) Subject to the satisfaction or waiver of the conditions precedent to Closing, on the Closing Date, the Investor agrees to contribute:

              (i) capital to Mezzanine LLC as follows:

                  (A) funds in an amount which, when combined with the proceeds of the Mezzanine Financing (as hereinafter defined), if any, are sufficient to facilitate the release of the Premises from (a) the lien of the Remaining Equitable Second Mortgage (as hereinafter defined) and (b) the lien of that portion of the Equitable Third Mortgage which, in each case, is not being assigned to Lender, such release to be effected subject to the provisions of
SECTION 1.6(d) hereof and on forms mutually and reasonably acceptable to Equitable and Investor (collectively, the "EQUITABLE DEBT RELEASE") entered into on and as of the Closing; it being agreed, however, that Investor's capital contribution pursuant to this SECTION 1.5(a)(i)(A) shall be in an amount equal to the amount of the Existing Mortgage Debt less the sum of (I) the New Property Loan (as hereinafter defined), (II) the Mezzanine Financing, and (III) the Cancelled Equitable Debt; and

                  (B) One Million and No/100 Dollars ($1,000,000.00) in cash (the "CASH CONTRIBUTION"), which shall be used by Mezzanine LLC immediately upon receipt to

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purchase from SL Green Operating Partnership, L.P. ("SLGOP") One Million and
No/100 Dollars ($1,000,000.00) worth of Class A partnership units in SLGOP; and

               (ii) One Thousand and No/100 Dollars ($1,000.00) in cash to Fee Owner (the "FEE OWNER INTEREST CONTRIBUTION").

          (b) The contributions set forth in SECTION 1.1 and SECTION 1.5(a) shall be capital contributions to Mezzanine LLC and Fee Owner, as the case may be, and the Partnership, Investor and Mezzanine LLC shall each have a "Capital Account," as set forth in the Restated Mezzanine LLC Operating Agreement and the Fee Owner LLC Agreement, as the case may be.

          (c) As used in this Agreement, the following terms shall have the following meanings:

               (i) "NOTIONAL CONSIDERATION" shall mean Four-Hundred Eighty-Three Million Five Hundred Thousand and No/100 Dollars ($483,500,000.00), subject to adjustment as set forth in this Agreement, which shall be satisfied by the refinancing of certain indebtedness of the Partnership, a capital contribution to Mezzanine LLC for the acquisition of certain indebtedness of the Partnership and the release from the Premises of the liens securing such indebtedness, all as is more particularly set forth herein;

               (ii) "CANCELLED EQUITABLE DEBT" shall mean that amount of accrued and unpaid interest, and after exhaustion of such interest, any principal of the Equitable Second Mortgage Loan (which shall include a pro rata portion of the Severed Mortgage Loan (as hereinafter defined), to the extent set forth in
SECTION 16.2 of this Agreement) equal to the excess of (i) the outstanding Existing Mortgage Debt, plus all accrued and unpaid interest, on the Closing Date, over (ii) the Notional Consideration;

               (iii) "ACQUIRED EQUITABLE DEBT" shall mean the excess of (i) the entire amount of the Equitable Mortgage Loans (including the Severed Mortgage
Loan) over (ii) the amount of the Cancelled Equitable Debt; and

               (iv) "REMAINING EQUITABLE SECOND MORTGAGE LOAN" shall mean the remaining balance of the Equitable Second Mortgage Loan immediately following the cancellation of the Cancelled Equitable Debt, with the recorded mortgage securing same being hereafter referred to as the "REMAINING EQUITABLE SECOND MORTGAGE."

     1.6  ACTIONS TAKEN AT CLOSING.

          (a) Subject to the satisfaction or waiver of the conditions precedent to Closing on the Closing Date and prior to all other action to be taken at the Closing, the following actions shall be taken contemporaneously by the parties so identified as taking such action and all such actions shall be deemed to occur sequentially in the following order:

               (i) Equitable shall cancel the Cancelled Equitable Debt and release the lien on the Property related thereto (and cause the Severed Mortgage Holder (as hereinafter defined) to do the same, to the extent required pursuant to SECTION 16.2 hereof, with respect to the

Severed Mortgage Loan) pursuant to that certain certificate of reduction substantially in the form of EXHIBIT 1.6(a)(i) (the "CERTIFICATE OF REDUCTION"), and the Partnership shall allocate any cancellation of indebtedness income attributable thereto pursuant to SECTION 13.1 of this Agreement;

               (ii) Astor shall duly form the New GP as a validly existing Delaware limited liability company, whose sole member shall be the Limited Partner Designee and whose sole non-member manager shall be Astor, all pursuant to the New GP Operating Agreement;

               (iii) in accordance with the provisions of the Existing Partnership Agreement, the New GP will be admitted as a new general partner in the Partnership holding a .001% interest therein;

               (iv) the Partnership shall redeem the GP Interest from Astor in exchange for Three Thousand and No/100 Dollars ($3,000.00) and Astor shall withdraw from the Partnership, all pursuant to and in accordance with the terms and conditions of the Existing Partnership Agreement; and

               (v) the New GP shall duly form Mezzanine LLC and Fee Owner, both as validly existing Delaware limited liability companies, and shall execute the Mezzanine LLC Operating Agreement and the Fee Owner Operating Agreement, which shall immediately become effective.

          (b) Subject to the satisfaction or waiver of the conditions precedent to Closing on the Closing Date and after the actions described in SECTION 1.6(a) shall have been taken, the following actions shall be taken contemporaneously by the parties so identified as taking such action and all such actions shall be deemed to occur sequentially in the following order:

               (i) immediately prior to the transfer of the Property from the Partnership to Mezzanine LLC as set forth in SECTION 1.6(b)(ii) below, the Partnership shall cause all of the union and non-union employees at the Property (other than employees of tenants at the Improvements) to be terminated and Fee Owner may, but shall not be obligated to, adopt any union agreements affecting the Property, and may, but shall not be obligated to, offer employment to any employees, it being agreed, however, that (x) SL Green Realty Corp. ("SLGRC") shall pay and indemnify and hold harmless the Partnership, the Reconstituted Partnership, Astor and Equitable and their direct and indirect shareholders, officers, directors, partners, principals, members, employees, agents, lenders and any successors or assigns of the foregoing (collectively, the "PARTNERSHIP RELATED PARTIES") for all fees, costs and liabilities related to Fee Owner's failure or refusal to adopt any union agreement and such terminations of union employees, including, without limitation, the actual amount of severance payments due and payable on account of union employee terminations under any applicable collective bargaining agreements affecting such employees or the Property (it being agreed, however, that the foregoing indemnity shall not and is not intended to cover any termination or other payments owed to (or liabilities in favor of) non-union employees, union employees not listed on
SCHEDULE 5.1(g) ("EXCLUDED UNION EMPLOYEES") (other than replacements of those union employees listed on SCHEDULE 5.1(g) to the same or substantially similar positions as the union employees they so replaced) or any employees' claims which relate to any period prior to the Closing, including, without limitation, fringe benefit and pension fund contributions which became due and payable prior to the Closing Date) and (y) the foregoing indemnity and hold harmless agreement shall survive the Closing. SLGRC has executed this Agreement to confirm its indemnity obligation under this
SECTION 1.6(b)(i). Equitable shall pay and indemnify and hold harmless Investor and its direct and indirect shareholders, officers, directors, partners, principals, members, employees, agents, lenders and any successors or assigns of the foregoing for all fees, costs and liabilities related to the termination, or failure to terminate, any Excluded Employees, including, without limitation, the actual amount of severance payments due and payable on account of such Excluded Employee terminations and/or the cost to Fee Owner of maintaining the Excluded Employees as employees at the Premises following the Closing, and the foregoing indemnity and hold harmless agreement of Equitable shall survive the Closing;

               (ii) the Partnership shall contribute the Property to Mezzanine LLC, subject to the Existing Mortgage Debt (other than the Cancelled Equitable
Debt), in exchange for a 100% ownership interest in Mezzanine LLC;

               (iii) Mezzanine LLC shall, in turn, contribute the Property to Fee Owner, subject to the Existing Mortgage Debt (other than the Cancelled Equitable Debt), in exchange for a 100% ownership interest in Fee Owner;

               (iv)  Astor shall resign as the non-member manager of the New GP;

               (v) the Reconstituted New GP shall execute on its own behalf and on behalf of the Limited Partners, as their attorney-in-fact, the Restated Partnership Agreement, which shall immediately become effective;

               (vi) in satisfaction of a portion of the Notional Consideration, Investor shall contribute the amount set forth in SECTION 1.5(a)(i)(A) sufficient to cause a party or parties designated by Investor to acquire that portion of the Acquired Equitable Debt from Equitable not being refinanced with the proceeds of the New Property Loan, by payment in cash to Equitable of immediately available funds;

               (vii) in furtherance of the provisions in SECTION 1.6(b)(vi) above, Equitable shall cause such portion, as determined by Investor, of the lien of the mortgages, securing the Acquired Equitable Debt which is not being acquired with the New Property Loan to be assigned to Investor's designee and spread to property designated by Investor, which shall be property other than the Premises, in order to facilitate the release of the Premises from the lien of such indebtedness, all as is more particularly set forth in the Equitable Debt Release;

               (viii) in satisfaction of a portion of the Notional Consideration, Investor shall arrange for refinancing lender(s) to make a non-recourse (other than customary recourse carve-outs) loan to Fee Owner, which by its terms does not contain any conversion into equity feature or equity kicker (the "NEW PROPERTY LOAN") and such lender(s) shall purchase, for cash in immediately available funds, (x) the Chase Mortgage Loans at a price equal to the aggregate outstanding amount of the Chase Mortgage Loans, and (y) a portion of the Acquired Equitable

Debt at a price equal to the aggregate outstanding amount by which the New Property Loan exceeds the aggregate amount of the Chase Mortgage Loans, all pursuant to agreements in form and substance reasonably satisfactory to Equitable, Investor and Lender;

               (ix) in satisfaction of a portion of the Notional Consideration, Mezzanine LLC may incur new non-recourse indebtedness, which by its terms does not contain any conversion into equity feature or equity kicker (the "MEZZANINE FINANCING") in an aggregate principal amount, if any, sufficient to refinance the balance of the Existing Mortgage Debt which remains after deducting therefrom the sum of (I) the Cancelled Equitable Debt, (II) the principal amount of the New Property Loan and (III) the cash capital contribution made by Investor pursuant to SECTION 1.5(a)(I)(A) (such balance of the Existing Mortgage Debt, the "REMAINING MORTGAGE DEBT"), in order to facilitate the release of the Premises from the lien of the Remaining Mortgage Debt; it being agreed to and acknowledged by Investor that the aggregate amount of indebtedness incurred by Fee Owner and Mezzanine LLC pursuant to the New Property Loan and the Mezzanine Financing (if any) pursuant to this SECTION 1.6(b)(ix), shall not be less that Three Hundred Thirty-Five Million and No/100 Dollars ($335,000,000.00);

               (x) Investor (or its designee) shall make the Cash Contribution to Mezzanine LLC, as required by SECTION 1.5(a);

               (xi) Investor shall cause its designee to make the Fee Owner Interest Contribution to Fee Owner;

               (xii) Investor shall execute on its own behalf, and the Reconstituted New GP shall execute on behalf of the Reconstituted Partnership, the Restated Mezzanine LLC Operating Agreement, which shall then become effective, and pursuant to which Investor shall hold a 99.8% managing membership interest and the Reconstituted Partnership shall hold a .2% common membership interest in Mezzanine LLC; and

               (xiii) the Reconstituted Partnership and the designee of Investor acquiring the 99.8% managing member interest in Mezzanine LLC shall execute the Tax Protection Agreement, as such term is defined in the Restated Mezzanine LLC Operating Agreement, and SLGRC shall execute the TPA Guaranty, as such term is defined in the Tax Protection Agreement.

          (c) In consideration for the cancellation and release of indebtedness set forth in SECTION 1.6(a), the Partnership hereby assigns to Equitable all of the Partnership's right to receive any monies after the Closing resulting from the apportionments and prorations to be conducted after the Closing Date with respect to the Property between the Partnership and Fee Owner, pursuant to and in accordance with the provisions of SECTION 4.4 hereof.

          (d) Without limiting the generality of SECTION 1.6(b)(vii), SECTION 1.6(b)(viii) and SECTION 1.6(b)(ix) above, Equitable acknowledges that on the Closing Date the mortgages securing the Acquired Equitable Debt may be severed, split, spread, amended, consolidated, extended, modified, replaced, renewed and/or restated, and immediately thereafter, assigned to the maker of the New Property Loan and/or the designee(s) of Investor that acquire the portion of

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the Acquired Equitable Debt not acquired by the maker of the New Property Loan
(collectively, the "MORTGAGE MODIFICATIONS"). Equitable agrees to reasonably cooperate with Investor (and its designees acquiring portions of the Acquired Equitable Debt) and the maker of the New Property Loan to effectuate the Mortgage Modifications.

          (e) Upon the consummation of the Closing, the term "Investor" as used in this Agreement (and all documents contemplated to be entered into hereunder) shall be modified to mean the designee of Investor and affiliate of SLGRC that acquires the 99.8% managing member interest in Mezzanine LLC which, as of the Execution Date, is expected (but not represented) to be 1515 SLG Owner LLC, a Delaware limited liability company.

     1.7  EARNEST MONEY.

          (a)  EARNEST MONEY AND ESCROW AGENT.

               (i) Simultaneously with the execution and delivery of this Agreement, Investor is delivering to Escrow Agent (as hereinafter defined) one
(1) irrevocable unconditional letter of credit conforming to the requirements set forth in SECTION 1.7(a)(ii) below, in the amount of Twenty-Five Million and No/100 Dollars ($25,000,000.00) (the "EARNEST MONEY").

               (ii)  Any letter of credit delivered in connection with this
SECTION 1.7(a) shall be presentable and payable on sight within New York City, New York, issued by Fleet Bank N.A. or another bank which is a member of the New York Clearing House Association which is reasonably acceptable to Equitable, naming Escrow Agent as the beneficiary thereunder and naming Investor as the account party (the "LETTER OF CREDIT"). The Letter of Credit shall provide that in the event that it is presented for payment, the proceeds thereof are to be deposited directly with Commonwealth Land Title Insurance Company (such party, the "ESCROW AGENT"), pursuant to the Escrow Agent's wire transfer instructions annexed hereto as SCHEDULE 1.7(a)(ii). The Letter of Credit is to have an expiration date of at least one (1) year from its issuance. The Partnership, Equitable and Astor hereby acknowledge that the letter of credit issued from Fleet Bank N.A. annexed hereto as EXHIBIT 1.7(a)(ii) conforms to the requirements set forth in this SECTION 1.7(a).

               (iii) In the event that (x) the Letter of Credit is not renewed by the date which is thirty (30) days prior to its then stated expiration date, Escrow Agent shall have the right and is hereby irrevocably authorized by all of the parties hereto (it being agreed to by all of the parties hereto that none of the parties hereto or to the Escrow Agreement may individually deliver any notice whatsoever contravening such irrevocable authorization, but may jointly deliver such contravening notice) to present the Letter of Credit to the issuer at any time thereafter for payment, or (y) Equitable is entitled to the Earnest Money as provided in this Agreement, Equitable shall have the right to direct the Escrow Agent to present the Letter of Credit to the issuer at any time thereafter for payment. The cash proceeds of any presentment shall be held by the Escrow Agent as the Earnest Money in accordance with and pursuant to the terms and conditions of this Agreement and the Escrow Agreement (as hereinafter defined). If Investor (or any affiliate) shall deliver any notice to Escrow Agent hereunder or under the Escrow Agreement contravening the irrevocable authorization to present the Letter of Credit set forth in clause (x) immediately above (unless also signed by the Partnership, Astor and Equitable),

SLGRC shall pay and indemnify and hold harmless the Partnership Related Parties from all fees, costs, loss and liabilities related to such breach by Investor. SLGRC has executed this Agreement to confirm its indemnity obligation under this
SECTION 1.7(a)(iii).

               (iv) In any event under this Agreement where the Earnest Money was delivered in the form of the Letter of Credit and the Earnest Money is to be returned to Investor, the Letter of Credit shall be returned with a letter, in form and substance reasonably acceptable to the issuing bank, Equitable and Escrow Agent and signed by a duly authorized officer of Escrow Agent, releasing all of its right, title and interest in and to the Letter of Credit. No obligation to return the Letter of Credit shall be deemed satisfied until the issuing bank has received both the Letter of Credit and such duly executed release letter.

               (v) The payment, indemnity and hold harmless obligations of SLGRC set forth in this SECTION 1.7(a) shall survive the termination of this Agreement.

          (b) ESCROW AGREEMENT. Any cash (or cash proceeds of any Letter of Credit) held by Escrow Agent on account of the Earnest Money shall be held in an interest-bearing account in accordance with the terms and conditions of an escrow agreement substantially in the form annexed hereto as EXHIBIT 1.7(b) (the "ESCROW AGREEMENT") entered into simultaneously with the execution of this Agreement among the Partnership, Equitable, Astor, Investor and Escrow Agent. Upon the consummation of the Closing, (x) any Letter of Credit then being held by Escrow Agent shall be returned to Investor and (y) all interest accruing on any cash (or cash proceeds of any Letter of Credit) on account of the Earnest Money, if any, shall become the property of Investor and shall be paid or credited to Investor. If this Agreement is terminated at any time prior to Closing, all interest accruing on the Earnest Money shall be held and distributed to the party entitled to the Earnest Money pursuant to the terms of this Agreement.

          (c) APPLICATION OF EARNEST MONEY. Notwithstanding anything contained in this Agreement or the Escrow Agreement, all of the parties hereto acknowledge and agree that the Earnest Money is intended as consideration for Equitable's, Astor's and the Partnership's execution and delivery of this Agreement and the performance of their respective obligations hereunder. Accordingly, if any party to this Agreement (other than Investor) is entitled under any circumstance set forth in this Agreement to retain all or a portion of the Earnest Money, then, notwithstanding anything contained in this Agreement or the Escrow Agreement providing that the Earnest Money is payable to a party other than Equitable, the Earnest Money (or any portion thereof that is to be paid) shall be paid to Equitable, and Equitable shall apply the Earnest Money first to reimburse itself for all costs and expenses incurred in connection with the transactions contemplated hereby and then towards the reduction of outstanding principal and interest then due and owing under the Equitable Second Mortgage, subject, however, to any limitations imposed upon Equitable to apply the Earnest Money in another fashion pursuant to the documentation relating to the Chase Mortgage Loans or any other agreement between Equitable and Chase with respect to the Existing Mortgage Debt. It is expressly understood that Investor shall have no liability under this SECTION 1.7(c) if Escrow Agent or any other party to this Agreement (other than Investor) fails to comply with the provisions hereof.

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                                   ARTICLE II

                                TITLE AND SURVEY

     2.1  STATUS OF TITLE.

          (a) Investor acknowledges receipt of the title pro forma annexed hereto as EXHIBIT 2.1(a) (the "TITLE PRO FORMA") from Commonwealth Land Title Insurance Company (the "TITLE COMPANY"), which Investor obtained at its sole cost and expense, and affirms that the Title Pro Forma does not contain or disclose any Title Defect (as hereinafter defined). As used in this Agreement, "TITLE DEFECT" means a defect in title in the nature of a lien or encumbrance, other than a Permitted Encumbrance (as hereinafter defined).

          (b) Subject to the terms and provisions of this Agreement, on the Closing Date the Property shall be contributed, transferred and conveyed to Mezzanine LLC, and in turn to Fee Owner, subject only to the matters contained in the Title Pro Forma and the following (collectively, the "PERMITTED ENCUMBRANCES"):

               (i) the state of facts disclosed on the survey prepared by Peter C. Hansen, dated February 17, 1972, amended August 22, 1972, and most recently visually re-examined (with no changes) by Harwood Surveying P.C. on October 19, 2001 (the "DISCLOSED SURVEY ITEMS") and any further state of facts which are not Disclosed Survey Items (the "UNDISCLOSED SURVEY ITEMS") as an updated survey of the Premises would disclose, provided that such Undisclosed Survey Items would not materially and adversely affect the current use of the Premises;

               (ii) Property Taxes (as hereinafter defined) affecting the Premises which are a lien but not yet due and payable, subject to proration in accordance with SECTION 4.4;


               (iii) any laws, rules, regulations, statutes, ordinances, orders of general application or other legal requirements affecting the Premises, including, without limitation, those relating to zoning and land use;

               (iv) any utility company rights, easements and franchises for electricity, water, steam, gas, telephone or other service or the right to use and maintain poles, lines, wires, cables, pipes, boxes and other fixtures and facilities in, over, under and upon the Premises, provided that the same do not materially adversely affect the present use of the Premises;

               (v) the right, lack of right or restricted right of the Partnership to construct and/or maintain (and the right of any governmental authority to require the removal of) any vault or vaulted area, in or under the streets, sidewalks or other areas abutting the Premises and any applicable licensing statute, ordinance and regulation, the terms of any license pertaining thereto and the lien of the street, sidewalk or other area vault taxes (but only to the extent same are not delinquent), subject to proration as provided in
SECTION 4.4;

               (vi) subject to SECTION 6.9 of this Agreement, all violations of laws, rules, regulations, statutes, ordinances, orders or requirements, now or hereafter issued or noted;

               (vii) the Leases, and the rights and interests held by tenants, as tenants only, under the Leases, and all persons claiming by, through or under such tenants;

               (viii) those Title Defects which the Title Company is willing to omit (without additional cost to Investor or where the Partnership pays such cost for Investor);

               (ix) any unpaid federal or state inheritance and estate taxes, or unpaid state and local franchise and/or income taxes, provided the Title Company is willing to (I) omit same from the policy of title insurance issued to Investor's lenders and (II) provide affirmative insurance (without additional cost to Investor or where the Partnership pays such cost for Investor) against the collection of any such taxes out of the Premises and other loss (including the cost of defense) with respect to the policy of title insurance issued to Fee Owner;

               (x) those Title Defects which are the responsibility to cure, correct or remove by any tenants of the Premises under the Leases; PROVIDED, HOWEVER, the Partnership shall use commercially reasonable efforts to cause the tenant(s) under any lease(s) at the Premises to comply with the provisions of its lease in order to cause the removal of any aforementioned Title Defect(s); and

               (xi)  any Title Defect approved or waived in writing by Investor.

Investor (or its designee) shall close this transaction and shall acquire its
(A) 99.8% managing membership interest in Mezzanine LLC subject to the terms and conditions of the Restated Mezzanine LLC Operating Agreement and (B) .01% interest in Fee Owner subject to the terms and conditions of the Fee Owner Operating Agreement (the interests set forth in CLAUSES (A) and (B) above shall together be referred to as "INVESTOR'S INTERESTS").

          (c) It is expressly understood that in no event shall the Partnership be required to bring any action or institute any proceeding, or to otherwise incur any costs or expenses, in order to attempt to eliminate any Title Defect or to otherwise cause title in the Premises to be in accordance with the terms of this Agreement on the Closing Date; provided that, notwithstanding anything in this Agreement to the contrary, the Partnership shall be required, at or prior to the Closing (it being agreed, however, that the Partnership shall endeavor (but not be obligated), to the extent practicable, to take such action at least ten (10) days prior to the Closing), to take one of the following actions with respect to each Contractual Cure Item (as defined below): (x) to remove such Contractual Cure Item of record and legally discharge the same as an encumbrance against the Premises (by payment, bonding or otherwise), or (y) to cause such Contractual Cure Item to be released, by delivery to the Title Company at the Closing of an instrument of release in recordable form. The following, to the extent the same do not otherwise constitute Permitted Encumbrances hereunder, shall constitute "CONTRACTUAL CURE ITEMS": (i) Property Taxes, including interest and penalties thereon, if any, then due and payable as of the Closing Date not being apportioned pursuant to SECTION 4.4, (ii) any Title Defect which has been voluntarily recorded by the Partnership (including, without limitation, any mortgages) against the Premises on or following the Execution Date and on or prior to the Closing Date (other than with the prior written approval of Investor) and which are not required to be given for the benefit of any utility or governmental authority, (iii) any mechanics' or other liens arising out of work performed or services rendered at the Premises or materials purchased in connection therewith (other than liens for which a tenant is responsible under the terms of its lease, and for which the Partnership shall use commercially reasonable efforts to cause such tenant(s) to comply with the provisions of its respective lease in order to cause the removal thereof), or (iv) any Title Defects which would not fall within CLAUSES (i), (ii) or (iii) above and which can be removed by the payment of a liquidated sum of money, provided that with respect to such items set forth in this CLAUSE (iv), in no event shall the Partnership be obligated to expend amounts in excess of Seven-Hundred Fifty Thousand and No/100 Dollars ($750,000.00) pursuant to the provisions of this CLAUSE (iv).

          (d) If the Partnership fails on the Closing Date to release, satisfy or otherwise discharge of record any Title Defect that is not a Contractual Cure Item, then Investor's sole remedy hereunder in such event shall be either: (i) to accept title to the Property subject to such Title Defect and without reduction of the Notional Consideration; PROVIDED, HOWEVER, if the cost to remove any Contractual Cure Items (in the aggregate) exceeds Seven-Hundred Fifty Thousand and No/100 Dollars ($750,000.00) and Investor elects to accept title to the Property subject to such Title Defect (or Title Defects), Investor shall be entitled to a credit against the Notional Consideration at Closing equal to Seven-Hundred Fifty Thousand and No/100 Dollars ($750,000.00), less any out-of-pocket amounts theretofore expended in the aggregate by the Partnership at or prior to the Closing to cure Contractual Cure Items, or (ii) to terminate this Agreement, whereupon Equitable shall reimburse Investor for 50% of the PH Fees (up to One Hundred Twenty-Five Thousand and No/100 Dollars ($125,000.00), the Earnest Money shall be returned to Investor and after such reimbursement and return neither party hereto shall have any further rights, obligations or liabilities hereunder except to the extent that any right, obligation or liability set forth herein shall expressly survive a termination of this Agreement. Nothing contained in this SECTION 2.1(d) shall affect the Partnership's obligation to cure any Contractual Cure Items to the extent required hereunder, nor Investor's rights and remedies under SECTION 9.2 hereof in the case of a default by the Partnership in curing same. Investor hereby agrees that any Title Defect which the Title Company omits from the Title Policy (as hereinafter defined), whether by the delivery of a document or by any other means, shall not be deemed a Title Defect and shall be a Permitted Encumbrance.

          (e)  If the lead or any other co-insuring title company identified on
SCHEDULE 2.1(e) (the "TITLE ALLOCATION SCHEDULE") shall be unwilling to remove any Title Defect which another major national title insurance company would be willing to remove at no additional cost or premium (unless the party seeking the substitution of such title company agrees to pay the same), then Investor and the Partnership shall each have the right to substitute another major national title insurance company for the title company as the lead insurer or the co-insurer. If the Partnership seeks to substitute a title company pursuant to the immediately preceding sentence and Investor elects not to use such substitute major national title insurance company selected by the Partnership, then any Title Defect which such substitute major national title insurance company would be willing to remove (either at no additional cost or premium, or at the Partnership's cost and expense) shall not constitute a Title Defect and shall be deemed a Permitted Encumbrance. The parties agree that the insurance purchased by Fee Owner and provided by the Title Company (or the title company substituted in lieu of the Title Company pursuant to this SECTION 2.1(e)) at Closing shall be (notwithstanding any substitutions permitted under this SECTION 2.1(e)) co-insured in the respective amounts and according to the respective allocations more particularly set forth in the Title Allocation Schedule and re-insured as Investor may reasonably require or its lenders may require. As used in this Agreement, the term "MAJOR NATIONAL TITLE INSURANCE COMPANY" shall mean First American Title Insurance Corporation, Commonwealth Land Title Insurance Company, Fidelity Title Insurance Company and Chicago Title Insurance Corporation or any other title insurance company which the lender advancing the New Property Loan shall require, PROVIDED, HOWEVER, (x) Investor shall use commercially reasonable efforts to cause the lender advancing the New Property Loan to accept the allocation of title set forth in the Title Allocation Schedule, and (y) if, despite such efforts, the lender advancing the New Property Loan shall require Investor to use a title company or title companies not specifically named and identified in this sentence or on the Title Allocation Schedule then Investor shall provide the Partnership with notice thereof no later than five (5) business days after being advised thereof.

          (f) The Partnership shall be entitled to adjourn the Closing for up to thirty (30) days in the aggregate in order to remove any Title Defect, but in no event shall the Closing be extended beyond the Outside Closing Date.

     2.2 CONVEYANCE OF TITLE. At Closing, title to the Premises shall be in such condition as will enable the Title Company and its co-insurers to issue to Fee Owner, at Investor's expense, an ALTA Owner's Policy of Title Insurance (the "TITLE POLICY") covering the Premises, in the amount of the Notional Consideration, subject only to the Title Defects contained in the Title Pro Forma, the Permitted Encumbrances and any liens, encumbrances or other title objections caused or created by Investor (or its designee) directly or through Fee Owner simultaneous with the Closing. Investor shall be solely responsible for causing the Title Company, at Investor's sole cost and expense, to issue any endorsements that Investor requires, and the issuance of such endorsements shall not be a condition precedent to Closing or Investor's obligation to perform as required hereunder.

                                  ARTICLE III

                                   INSPECTION

     3.1 RIGHT OF INSPECTION. Investor acknowledges that it has been given the opportunity to conduct and complete its review and due diligence with respect to the Premises during a period of time prior to the Execution Date (the "INSPECTION PERIOD") and agrees that it shall not have the right to terminate this Agreement and be entitled to the return of the Earnest Money because of anything relating to the condition of the Premises except as otherwise expressly set forth in this Agreement. Subject to the provisions of SECTION 3.3, Investor, its lenders, partners or investors and their respective agents, employees, consultants, inspectors, appraisers, engineers and contractors (collectively, "INVESTOR'S REPRESENTATIVES") shall have the right, through the Closing Date, from time to time, upon the advance notice required pursuant to SECTION 3.3, to enter upon and pass through the Premises during normal business hours to examine and inspect the same.

     3.2 INSPECTION ITEMS. The Partnership shall make available to Investor at the office of the property manager (the "PROPERTY MANAGER") or at such other location chosen by the

Partnership in New York, New York, during normal business hours the following, to the extent in the Partnership's possession the following, all as same presently exists or as same may change to reflect the operation (in accordance with the terms hereof) of the Property up to the Closing Date: plans and specifications; environmental and engineering reports relating to the Premises; copies of the Existing Loan Documents (as hereinafter defined); copies of all the Leases and new leases entered into in accordance with SECTION 6.6 hereof (together with the related tenant files, correspondence and records) and other leases, licenses and occupancy agreements demising space at the Premises, if any, and all subleases, assignments and related consents, including but not limited to, those entered into by the Partnership after the Execution Date in accordance with the terms hereof, including all amendments, modifications and supplements thereto; the Service Contracts, together with all amendments, modifications and supplements relating thereto; the Partnership's books and records relating to the operation of the Premises (but excluding any third party appraisals or any internal documents relating to the value of the Premises), and all ledgers and management and maintenance records.

     3.3  INSPECTION RULES AND LIMITATIONS.

          (a) In conducting any inspection of the Premises or any additional due diligence review (it being understood and agreed that except as expressly set forth in this Agreement nothing raised or reflected during such additional review shall give Investor any additional rights hereunder, including without limitation, the right to terminate this Agreement), Investor shall at all times comply with all laws and regulations of all applicable governmental authorities, and neither Investor nor any of Investor's Representatives shall (i) contact or have any discussions relating to the Property or this transaction with the Property Manager (or its employees, agents or representatives), any tenants at, or contractors providing services to (but the foregoing shall not prohibit Investor from contacting or having any discussions with LLREI) the Premises, unless in each case Investor obtains the prior consent of the Partnership, which consent will not be unreasonably withheld, delayed or conditioned, it being agreed that all such contacts or discussions shall, pending any such approval, be directed to such persons as the Partnership shall designate from time to time, (ii) materially interfere with the business of the Partnership conducted at the Premises or disturb the use or occupancy of any occupant of the Premises or (iii) damage the Premises; PROVIDED, HOWEVER, from and after the later to occur of (x) the First Measurement Date (as hereinafter defined), and (y) the date that the Partnership shall have obtained the Viacom Estoppel (as hereinafter defined), Investor shall have the right (without the prior consent of the Partnership but upon prior oral notice to one of the Designated Employees (as hereinafter defined)), to contact and have discussions with Viacom; at the Partnership's request, Investor shall advise the Partnership as to the status and substance of any such discussions. In conducting the foregoing inspection, Investor and Investor's Representatives shall at all times comply with, and shall be subject to, the rights of the tenants under the Leases (and any persons permissibly claiming under or through such tenants). The Partnership may from time to time establish reasonable rules of conduct for Investor and Investor's Representatives in furtherance of the foregoing. Investor shall schedule and coordinate all inspections, including, without limitation, any environmental tests, with the Partnership and shall give the Partnership at least two (2) business days' prior notice thereof. The Partnership shall be entitled to have a representative present at all times during each such inspection. The Partnership shall also be entitled to have a representative present during any contact or discussions with third parties permitted under CLAUSE (i) above (excluding any discussions with Viacom after the date set forth in the proviso above), and Investor shall provide the Partnership with sufficient advance notice with respect to any such contact or discussions to allow the Partnership to be present thereat if it so elects.

          (b) Investor and Investor's Representatives shall not be permitted to conduct borings of the Premises or drilling in or on the Premises in connection with the preparation of an environmental audit or in connection with any other inspection of the Premises without the prior consent of the Partnership; PROVIDED, HOWEVER, if Investor's lender shall require a Phase I environmental survey to be conducted at the Premises, then subject to such lender complying (or causing its agents to comply) with the provisions of SECTION 3.3(a) above, the Partnership shall not unreasonably withhold its consent to such survey. Investor agrees to pay to the Partnership promptly after demand the out-of-pocket cost of repairing and restoring any damage or disturbance which Investor or Investor's Representatives shall cause to the Premises. All inspection fees, appraisal fees, engineering fees and other costs and expenses of any kind incurred by Investor or Investor's Representatives relating to such inspection of the Premises and its other due diligence shall be at the sole expense of Investor.

          (c) In the event that the Closing hereunder shall not occur for any reason whatsoever (other than Astor's, the Partnership's or Equitable's default) and amounts payable or reimbursable to Investor hereunder have been paid or reimbursed (including, but not limited to, the return of the Earnest Money, if applicable), then Investor shall promptly return to the Partnership or destroy copies of all due diligence materials delivered by or on behalf of the Partnership to Investor and shall destroy all copies and abstracts thereof (and to the extent any materials are not returned but destroyed, Investor shall provide the Partnership with a statement certifying same).

          (d) All of the provisions of this SECTION 3.3 shall survive any termination of this Agreement, and all of the payment obligations set forth in this SECTION 3.3 shall survive the Closing.

     3.4 INSURANCE. Prior to conducting any physical inspection or testing at the Premises, other than mere visual examination, including without limitation, boring, drilling and sampling of soil or any other environmental testing, Investor shall obtain, and during the period of such inspection or testing shall maintain, at its expense, comprehensive general liability insurance, including a contractual liability endorsement, and personal injury liability coverage, with the Partnership and the Property Manager, if any, as additional insureds, from an insurer reasonably acceptable to the Partnership, which insurance policies must have limits of not less than Two Million and No/100 Dollars ($2,000,000.00) combined single limit for any one occurrence for property damage and bodily injury liability. Prior to making any entry upon the Premises, for any such physical inspection or testing, Investor shall furnish to the Partnership a certificate of insurance evidencing the foregoing coverages.

     3.5 INDEMNITY. Investor agrees to indemnify and hold the Partnership Related Parties harmless from and against any and all losses, costs, damages, liens, claims, liabilities or expenses (including, but not limited to, reasonable attorneys' fees, court costs and disbursements) incurred by any of the Partnership Related Parties arising from or by reason of Investor's and/or Investor's Representatives' access pre-Closing to, or inspection of, the Premises, or any tests, inspections or other due diligence conducted by or on behalf of Investor at the Premises (whether or not the same shall occur during the Inspection Period), except that the foregoing will not be construed to cover the gross negligence or willful misconduct of any the Partnership Related Party, the findings generated by Investor's activities (or those acting on its behalf) or any actions required to be taken by law as a result of such findings. The provisions of this SECTION 3.5 shall survive the Closing or any termination of this Agreement.

     3.6 NON-DISCLOSURE. Investor agrees that neither Investor nor any of its agents or consultants will, prior to Closing, disclose to any of the tenants under the Leases any information revealed by its audit of the operations of the Premises or otherwise generated by Investor's due diligence and Investor shall indemnify and hold harmless the Partnership Related Parties from all losses, liabilities, costs or expenses (including reasonable attorneys' fees and disbursements) arising from such disclosure. The provisions of this SECTION 3.6 shall survive the termination of this Agreement.

                                   ARTICLE IV

                                     CLOSING

     4.1 TIME AND PLACE. The closing of the transaction contemplated hereby (the "CLOSING") shall be held, at the election of Investor, at the offices of
(x) at Equitable's election, (i) Fried, Frank, Harris, Shriver & Jacobson, One New York Plaza, New York, New York or (ii) Proskauer Rose LLP, 1585 Broadway, New York, New York or (y) any lender to Investor (or such lender's counsel) in connection with this transaction located in the Borough of Manhattan, New York. The Closing shall occur at 10:00 a.m. on the fifth (5th) business day following the date on which all of the conditions precedent to Closing set forth in this Agreement shall have been satisfied or waived, but in no event later than July 31, 2002 (the "OUTSIDE CLOSING DATE;" it being understood that the Outside Closing Date is subject to extension in accordance with the terms of this Agreement and the term "Outside Closing Date" shall mean the Outside Closing Date as so extended). At Closing, the Partnership, Astor and Equitable and Investor shall perform the obligations set forth in, respectively, SECTION 4.2(a), SECTION 4.2(b), SECTION 4.2(c) and SECTION 4.3 of this Agreement, the performance of which obligations shall be concurrent conditions.

     4.2  THE PARTNERSHIP'S, ASTOR'S AND EQUITABLE'S OBLIGATIONS AT CLOSING.

          (a) THE PARTNERSHIP'S DELIVERIES. At Closing, the Partnership and the Reconstituted Partnership, as the case may be, shall deliver (or cause to be delivered) the following items:

               (i) the documents required to be entered into by the Partnership and the Reconstituted Partnership, as the case may be, pursuant to SECTION 1.6 of this Agreement (or which the Partnership will cause Mezzanine LLC to enter into), duly executed by the Partnership, the Reconstituted Partnership and/or Mezzanine LLC, as the case may be (including, without limitation, a bargain and sale deed without covenants conveying the Premises from the Partnership to Mezzanine LLC, and a bargain and sale deed without covenants conveying the Premises from Mezzanine LLC to Fee Owner);

               (ii) the Estoppel Certificates (as hereinafter defined) and the Viacom Estoppel required to be delivered pursuant to SECTION 8.2 hereof);

               (iii) all transfer and other tax declarations and returns, and information returns, duly executed and sworn to by the Partnership or Mezzanine LLC, as the case may be, as may be required by law in connection with the transactions contemplated by this Agreement, including but not limited to, the New York State Department of Taxation and Finance Combined Real Estate Transfer Tax Return and Credit Line Mortgage Certificate, the New York City Department of Finance Real Property Transfer Tax Return and any Internal Revenue Service forms (collectively, the "TRANSFER TAX RETURNS"), together with either (x) an order of the Bankruptcy Court as contemplated by ARTICLE XIV hereof declaring that the transfers contemplated hereby are exempt from the imposition of any transfer taxes pursuant to Section 1146(c) of the Bankruptcy Code (as hereinafter defined) or (y) payment to the Title Company of the amount of transfer taxes imposed in connection with the transfers contemplated by this Agreement and effectuated at Closing;

               (iv) notices substantially in the form of EXHIBIT 4.2(a)(iv) or such other form reasonably requested by Fee Owner's lender(s) (the "TENANT NOTICES"), duly executed by the Partnership, to be sent to each tenant under each of the Leases, informing such tenant of the transfer of the Property to Fee Owner and the change in the location at which rent is to be paid, together with such other matters set forth therein;

               (v) assignments and assumptions of contracts substantially in the form annexed hereto as EXHIBIT 4.2(a)(v) (the "ASSIGNMENT OF CONTRACTS") assigning those Service Contracts which are not required pursuant to SECTION 6.7 of this Agreement to be terminated as of the Closing Date, duly executed by the Partnership, Mezzanine LLC and/or Fee Owner, as the case may be (with one assignment conveying the contracts from the Partnership to Mezzanine LLC, and another assignment conveying the contracts from Mezzanine LLC to Fee Owner);

               (vi) a certificate, dated as of the Closing Date and subject to the terms, conditions and limitations on liability contained in this Agreement, executed on behalf of the Partnership by a duly authorized officer thereof, stating that the representations and warranties of the Partnership contained in this Agreement are true and correct as of the date of Closing (such certificate, a "DATE-DOWN CERTIFICATE"), and, if required pursuant to the provisions of
SECTION 8.2(a) of this Agreement, a separate Date-down certificate, dated as of the Closing Date executed on behalf of the Partnership by a duly authorized officer thereof, stating that the representations and warranties of the Partnership contained in this Agreement (and subject to the terms, conditions and limitations on liability contained in this Agreement) as they relate only to the Viacom Lease (as hereinafter defined) are true and correct as of the Closing Date and stating, if requested by Investor, the date to which base rent and Additional Rent has been paid under the Viacom Lease (such separate Date-down Certificate, the "VIACOM DATE-DOWN CERTIFICATE"); Equitable and the Partnership agree that Investor may collaterally assign the Viacom Date-down

Certificate to Lender, and all rights under this Agreement related thereto (subject to the terms, conditions and limitations on liability contained in this Agreement), and, furthermore, Investor (and thereby Lender) acknowledges and agrees that to the extent that Fee Owner shall obtain the Updated Viacom Estoppel after the Closing Date, the Viacom Date-down Certificate shall be null and void (without affecting the Partnership's regular Date-down Certificate, however, including, without limitation, as it relates to Viacom and the Viacom Lease) and the Representation Cap Step-Up (as hereinafter defined) shall no longer apply;

               (vii) evidence of the authorization of the transactions contemplated hereby, including a Delaware Secretary of State certified copy of the Partnership's certificate of limited partnership, a good standing (or equivalent thereof) from the Delaware Secretary of State, and proof of any required partner consents or approvals, together with such evidence as the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of the Partnership;

               (viii) an assignment of claims in the form mutually and reasonably acceptable to the Partnership and Equitable (the "ASSIGNMENT OF CLAIMS"), assigning to Equitable any and all claims of the Partnership related to accrued and unpaid rents and other sums under the leases at the Property and arising or accruing prior to the Closing Date, including, without limitation, those claims of the Partnership to recover the amount deposited into the Viacom Escrow, duly executed by the Partnership (it being agreed to by Equitable that the delivery of the Assignment of Claims shall not be a condition to Equitable performing its obligations at Closing);

               (ix) the Preliminary Closing Statement (as hereinafter defined), duly executed by the Partnership;

               (x) such documents from Chase as may be required evidencing the assignment and/or purchase of the Chase Mortgage Loans;

               (xi) a letter duly executed by the Partnership directing Escrow Agent to return the Earnest Money to Investor;

               (xii) the Tax Protection Agreement, duly executed by the Reconstituted Partnership;

               (xiii) the originals, to the extent available (except that the Partnership shall not be obligated to deliver originals of Material Tax Returns and any third party reports, including, without limitation, any environmental and engineering reports, in the possession of the Partnership), of all materials described in Section 3.2 of this Agreement, including, without limitation, all Leases, Permits, Service Contracts (which are being assumed by Fee Owner at the Closing) and Commission Agreements, and to the extent that copies of any Leases shall be delivered, the Partnership shall, subject to the provisions of Section 5.5(a) of this Agreement, deliver a duly executed certification that the copies of such Leases are true, correct and complete in all material respects; and

               (xiv) such additional customary documents, including customary title affidavits, as shall be reasonably required to consummate the transaction contemplated by this Agreement.

          (b) ASTOR'S DELIVERIES. At Closing, Astor shall deliver the following items:

               (i) the documents required to be entered into by Astor pursuant to SECTION 1.6(a) of this Agreement, including, without limitation, the Assignment of the GP Interest, duly executed by Astor;

               (ii) the Transfer Tax Returns, with respect to the transfer of the GP Interest only, duly executed and sworn to by Astor, as may be required by law in connection with this transaction;

               (iii) a Date-down Certificate, dated as of the date of Closing and executed on behalf of Astor by a duly authorized officer thereof, stating that the representations and warranties of Astor contained in this Agreement are true and correct as of the date of Closing;

               (iv) evidence of the authorization of the transactions contemplated hereby, including a New York Secretary of State certified copy of Astor's certificate of limited partnership, a good standing certificate (or equivalent thereof) from the New York Secretary of State, and proof of any required partner consents or approvals, together with such evidence as the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of Astor;

               (v) a duly executed certification of non-foreign status required under Section 1445 of the Code;

               (vi) a letter duly authorized by Astor directing Escrow Agent to return the Earnest Money to Investor; and

               (vii) such additional customary documents as shall be reasonably required to consummate the transaction contemplated by this Agreement.

          (c) EQUITABLE'S DELIVERIES: At Closing, Equitable shall deliver the following items:

               (i) the documents required to be entered into by Equitable pursuant to SECTION 1.5 of this Agreement, including, without limitation, the Equitable Debt Release, duly executed by Equitable;

               (ii) the documents required to be entered into by Equitable pursuant to SECTION 1.6 of this Agreement, duly executed by Equitable;

               (iii) a Date-down Certificate, dated as of the date of Closing and executed on behalf of Equitable by a duly authorized officer thereof, stating that the representations and warranties of Equitable contained in this Agreement are true and correct as of the date of Closing;

               (iv) the Preliminary Closing Statement, duly executed by Equitable;

               (v) a letter duly authorized by Equitable directing Escrow Agent to return the Earnest Money to Investor; and

               (vi) such additional customary documents as shall be reasonably required to consummate the transaction contemplated by this Agreement.

          (d) MODIFICATIONS IN DATE-DOWN CERTIFICATE. If the Partnership, Astor or Equitable, as the case may be, discovers that any of the representations or warranties made by it in SECTION 5.1, SECTION 5.3, or SECTION 5.4, respectively, of this Agreement were not on the Execution Date or are not on the date of Closing true and correct in all material respects, such party shall include such state of facts in its respective Date-down Certificate as shall be necessary or appropriate to make such representations and warranties true and correct in all material respects as of the Execution Date and of the date of Closing. If, as a result of any disclosures made in its respective Date-down Certificate the warranties and representations set forth in this Agreement were not on the Execution Date or are not on the date of Closing true and correct in all material respects for any reason other than the occurrence of an event expressly permitted hereunder and such disclosure has a Material Adverse Effect (as hereinafter defined), then Investor's sole remedy shall be either to (a) waive such condition and close without adjustment of the Notional Consideration or any other modification to Investor's obligations to be satisfied on the Closing Date or (b) exercise its rights pursuant to SECTION 9.2(b) of this Agreement. As used in this Agreement, the term "MATERIAL ADVERSE EFFECT" shall mean any state of facts, change, development, effect, condition or occurrence that, taken in the aggregate with all other such facts, changes, developments, efforts, conditions or occurrences, either (x) could be material and adverse to the business, assets, financial condition, results of operations or prospects of the Property, including, without limitation, an event which is material and adverse to the landlord's interest in or the rental stream generated by the Viacom Lease, or
(y) requires the expenditure to cure or correct, or causes a diminution in value of the Property, of Seven-Hundred Fifty Thousand and No/100 Dollars ($750,000.00) or more.

     4.3 INVESTOR'S OBLIGATIONS AT CLOSING. At Closing, Investor shall deliver (or cause to be delivered) the following items:

          (a) the contributions required to be contributed by it pursuant to and in accordance with SECTION 1.5 and SECTION 1.6(a) of this Agreement;

          (b)  the documents required to be entered into by Investor pursuant to
SECTION 1.5 of this Agreement, duly executed by Investor;

          (c)  the documents required to be entered into by Investor pursuant to
SECTION 1.6 of this Agreement, duly executed by Investor;

          (d) the Transfer Tax Returns, duly executed and sworn to by Investor, as may be required by law in connection with this transaction;

          (e) the Tenant Notices, duly executed by Fee Owner or its managing agent;

          (f) a letter duly executed by Investor, confirming that Investor is not acquiring Investor's Interests in whole or part with the assets of any plan (as such term is defined in Section 4975 of the Internal Revenue Code of 1986, as amended (the "CODE")) or employee benefit plan that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA", and together with any plan, an "EMPLOYEE BENEFIT PLAN"), and that upon the consummation of the transactions contemplated hereby Investor shall not be subject to ERISA, and, in the event Investor is unable or unwilling to make such a representation, Investor shall be deemed to be in default hereunder, and the Partnership shall have the right to terminate this Agreement;

          (g) evidence of the authorization of the transactions contemplated hereby, including a Delaware Secretary of State certified copy of Investor's articles of organization, a good standing certificate (or equivalent thereof) from the Delaware Secretary of State, and proof of any required consents or approvals required pursuant to Investor's constituent documents, together with such evidence as the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of Investor;

          (h) the Preliminary Closing Statement, duly executed by Investor (or its designee);

          (i) a letter duly authorized by Investor directing Escrow Agent to return the Earnest Money to Investor; and

          (j) the Tax Protection Agreement, duly executed by the designee of Investor acquiring the 99.8% interest in Mezzanine LLC, and the TPA Guaranty, duly executed by SLGRC; and

          (k) such additional customary documents as shall be reasonably required to consummate the transaction contemplated by this Agreement.

     4.4 CREDITS AND PRORATIONS. All apportionments and prorations made pursuant to this SECTION 4.4 shall be between the Partnership on the one hand, and Fee Owner on the other hand. Notwithstanding the foregoing, (i) the net amount, if any, due at or prior to the Closing to the Partnership pursuant to
SECTION 4.4(a) below shall increase the Notional Consideration as of the Closing, (ii) the net amount, if any, paid after the Closing to Equitable pursuant to SECTION 4.4(b) below shall be paid by Fee Owner on behalf of the Partnership and treated as an additional repayment on the Cancelled Equitable Debt, thereby reducing the amount of the Cancelled Equitable Debt by the amount so paid, (iii) the net amount, if any, due at or prior to the Closing to the Fee Owner pursuant to SECTION 4.4(a) shall decrease the Notional Consideration as of the Closing, and (iv) the net amount, if any, paid after the Closing to Investor pursuant to SECTION 4.4(b) shall be treated as a reduction of the purchase price for the Acquired Equitable Debt.

          (a) PRELIMINARY CLOSING STATEMENT. At least ten (10) business days prior to Closing the Partnership and Investor and/or their respective agents or designees will jointly prepare a preliminary closing statement (the "PRELIMINARY CLOSING STATEMENT") which will (i) identify to whom and in what manner the payments and contributions to be made by Investor pursuant to SECTION 1.5(a) hereof are to be made and (ii) show the net amount due either to the Partnership or Fee Owner (the "PRELIMINARY NET BALANCE") as a result of the adjustments and prorations provided for below, which amount shall be an adjustment to the Notional Consideration as set forth above in this SECTION 4.4. Subject to the provisions of ARTICLE III, prior to the Closing Date, the Partnership shall provide Investor (and/or its professionals and advisors related to this transaction) with such information as Investor shall reasonably request (including, without limitation, access to the books, records, files, ledgers, information and data with respect to the Premises during normal business hours upon reasonable advance notice) in order to make the adjustments and prorations provided for herein.

          (b)  FINAL CLOSING STATEMENT.

               (i) Within one-hundred and twenty (120) days following the Closing (but no later than December 15th of the year in which the Closing occurs), Equitable and Investor will jointly prepare a final closing statement reasonably satisfactory in form and substance to Equitable and Investor (the "FINAL CLOSING STATEMENT") setting forth the final determination of the adjustments and prorations provided for herein; PROVIDED, HOWEVER, the aforementioned one-hundred and twenty (120) day period and December 15th date shall not apply to and such Final Closing Statement shall not address (x) Arrears (as hereinafter defined) and (y) any adjustments which have not been finally reconciled as of such dates on account of additional rent, however characterized, under each Lease, including without limitation, real estate taxes, electrical charges, utility costs and operating expenses (collectively, "ADDITIONAL RENTS") billed to tenants for the calendar year in which the Closing occurs (both on a monthly basis and in the aggregate). The net amount due the Partnership or Fee Owner, as the case may be, by reason of adjustments to the Preliminary Closing Statement as shown in the Final Closing Statement, shall be readjusted and paid as set forth in the remainder of this SECTION 4.4(b).

               (ii) Once the Preliminary Net Balance is re-calculated in the Final Closing Statement, then the difference between the Preliminary Net Balance and such revised net amount (the "REVISED NET BALANCE") shall be dealt with as follows: (x) if the Revised Net Balance is in favor of the Partnership, then Fee Owner shall pay such amount to Equitable; and (y) if the Revised Net Balance is in favor of Fee Owner, then Equitable shall pay such amount to the Investor.

               (iii) No later than the date that is eighteen (18) months from the Closing Date (the "FINAL RECONCILIATION DATE"), Fee Owner and the Partnership shall apportion pursuant to the provisions of this SECTION 4.4 and pay to each other (based upon each party's period of ownership during the calendar year in which the Closing occurs), as the case may be, any over- or under-payments on account of Arrears and Additional Rents therefor, as follows: if, after aggregating all Arrears recovered by Fee Owner or Equitable and making the final reconciliation of all Additional Rents it is finally determined that
(x) the Reconciliation Advance (as hereinafter defined) over-estimated the amount owed to the Partnership on account of such

Arrears and Additional Rents, then Equitable shall return to Investor (and not Fee Owner) that amount of the Reconciliation Advance equal to the excess of (A) the Reconciliation Advance over (B) the sum of the amount of Arrears so recovered and the amount to which the Partnership was in fact determined to be entitled on account of such Additional Rents (such difference, the "RECONCILIATION REFUND"), and (y) the Reconciliation Advance under-estimated that amount owed to the Partnership on account of such Arrears and Additional Rents, then Fee Owner shall not be required to pay to Equitable the excess of
(C) the amount to which the Partnership was in fact determined to be entitled on account of such Additional Rents over (D) Reconciliation Advance. The Reconciliation Refund, to the extent owed to Investor, shall be paid to Investor on the date that is eighteen (18) months after the Closing Date in accordance with the provisions of SECTION 4.4(b)(iv) below, together with interest thereon at an annual rate of nine percent (9%), from the Closing Date to the date of such payment to Investor.

               (iv) All payments to be made pursuant to this SECTION 4.4(b) shall be made promptly after the calculation thereof, and shall be made via wiring of immediately available federal funds. Except for the final reconciliation of Additional Rents, the adjustments, prorations and determinations agreed to by Equitable and Investor in the Final Closing Statement shall be conclusive and binding on all of the parties hereto.

               (v) After the Closing Date, Investor shall cause Fee Owner to provide Equitable (and/or its professionals and advisors related to this transaction) and Equitable shall provide to Investor (and/or its professionals and advisors related to this transaction) with such information as the requesting party shall reasonably request (including, without limitation, access to the receipts and payment ledgers applicable to those items subject to reapportionment, and to rent, Additional Rent and operating expense records during normal business hours upon reasonable advance notice) in order to make the adjustments and prorations provided for herein and to permit Investor and Fee Owner to conduct or address any audit of income or expense for calendar year 2002 and any other fiscal period during which the Closing occurs. Such records shall be made available to Equitable at the management office located at the Premises or at such other management office in New York, New York, and access thereto shall be granted (on reasonable notice) on business days during the normal hours of operation of Fee Owner or its property manager, as the case may be.

          (c) APPORTIONED ITEMS. The following shall be apportioned with respect to the Property as of 12:01 a.m., on the day of Closing, as if Fee Owner were vested with title to the Property during the entire day upon which Closing occurs, on the basis of the actual number of days of the month which shall have elapsed as of the Closing Date and based upon the actual number of days in the month and a 365 day year:

               (i) rents, escalation charges and percentage rents, if any, as and when collected (the term "RENTS" as used in this Agreement includes all payments due and payable by tenants under the Leases);

               (ii) taxes and assessments levied against the Property (including, without limitation, real estate taxes, sewer rents and taxes, water rates and charges, vault charges and taxes, business improvement district taxes and assessments and any other governmental taxes, charges or assessments levied or assessed against the Property and personal property taxes on the Personal Property)(collectively, "PROPERTY TAXES"), to the extent provided in SECTION 4.4(d)(iii) hereof

               (iii) payments under the Service Contracts, subject to SECTION 6.1(o) and SECTION 6.7 of this Agreement;

               (iv) gas, electricity and other utility charges for which the Partnership is liable, if any, and provided the accounts for same are assumed by Fee Owner, such charges to be apportioned at Closing on the basis of the most recent meter reading occurring prior to Closing;

               (v) cash security deposits related to Leases shall be credited to Fee Owner pursuant to and in accordance with SECTION 4.4(d)(i) hereof;

               (vi) actual refundable cash amounts or other deposits posted with utility companies serving the Property, to the extent provided in SECTION 4.4(d)(ii) hereof;

               (vii) fuel and supplies, to the extent provided in SECTION 4.4(d)(vi) hereof;

               (viii) Tenant Inducement Costs, to the extent provided in SECTION 4.4(b)(vii) hereof;

               (ix) any other operating expenses or other items pertaining to the Property which are customarily prorated between a buyer and a seller of real property in New York City, New York in accordance with the customs of the Real Estate Board of New York; and

               (x) all payroll, fringe benefit and pension fund contributions to or on behalf of union employees at the Premises which are the obligation of the Partnership and have accrued but are not yet paid on the Closing Date shall be credited to Fee Owner at Closing.

          (d) OTHER APPORTIONED ITEMS. Notwithstanding anything contained in the foregoing provisions of this SECTION 4.4:

               (i) at Closing, the Partnership shall provide Investor with a credit against the Notional Consideration in the amount of all cash security deposits posted with respect to any of the Leases which is actually held by either the Partnership or the Property Manager (and which have not been previously applied pursuant to the applicable Lease). In addition, at Closing, the Partnership shall cause all non-cash security deposits posted with respect to any of the Leases and which is actually held by either the Partnership or the Property Manager to be transferred to Fee Owner, at the Partnership's sole cost and expense, by way of appropriate instruments of transfer or assignment (including signature guaranties). To the extent that any non-cash security deposits are not capable of being transferred as of the Closing Date (individually and collectively, the "NON-TRANSFERABLE SECURITY DEPOSITS"), Equitable and the Reconstituted Partnership shall cooperate with Investor and Fee Owner following the Closing so as to transfer the same to Fee Owner or to obtain replacements of any item of non-cash security in favor of Fee Owner. Until the Non-Transferable Security Deposits shall be transferred to Fee Owner or replaced, as aforesaid, Fee Owner shall hold the same. In addition to, but not in limitation of, the foregoing, the Partnership shall also deliver to Investor at Closing such documentation, including, without limitation, sight drafts executed in blank, as Investor shall reasonably require in connection with drawing under the Non-Transferable Security Deposits. Equitable shall pay (or cause the party obligated to pay same to pay) any and all fees, expenses or other costs incurred in connection with transferring to Fee Owner, or obtaining replacements of, as the case may be, any Non-Transferable Security Deposits, whether such transfer or replacement occurs before, on or after the Closing Date. The provisions of this Section shall survive the Closing;

               (ii) when preparing the Preliminary Closing Statement, Fee Owner shall credit the Partnership the amount of all refundable cash or other deposits posted with utility companies serving the Property to the extent same are transferred to Fee Owner's account;

               (iii) Property Taxes paid at or prior to Closing shall be prorated based upon the amounts actually paid. If Property Taxes for the current tax year have not been paid before Closing, the Partnership shall be charged at Closing an amount equal to that portion of such Property Taxes which relate to the period before Closing. Any such apportionment made with respect to a tax year for which the tax rate or assessed valuation, or both, have not yet been fixed shall be based upon the tax rate and/or assessed valuation last fixed. To the extent that the actual taxes and assessments for the current year differ from the amount apportioned at Closing, the parties shall make all necessary adjustments by appropriate payments between themselves following Closing in accordance with the provisions of SECTION 4.4(b) hereof.

               (iv) charges referred to in this SECTION 4.4 which are payable by any tenant to a third party shall not be apportioned hereunder, and the transaction contemplated hereby shall close and Fee Owner shall accept title to the Property subject to any of such charges unpaid, and in such event Fee Owner (and Investor) shall look solely to the tenant responsible therefor for the payment of the same. If the Partnership shall have paid any of such charges on behalf of any tenant, and shall not have been reimbursed therefor by the time of Closing, Fee Owner shall treat such monies in the manner required pursuant to
SECTION 4.4(d)(viii) below as arrearages owed to the Partnership;

               (v) the Partnership and Fee Owner shall share, based upon their respective periods of ownership, the advantage of any discounts for the prepayment by the Partnership of any taxes, water rates or sewer rents;

               (vi) the Personal Property is included in this sale, without further charge, except that the Notional Consideration shall be increased at Closing by an amount equal to the Partnership's cost of the fuel and any supplies which are in unopened containers on the Property at the time of Closing, the amount of fuel and such supplies to be reasonably determined as of the day before the date of Closing by the Property Manager or pursuant to a certificate of an agent or employee of the Partnership, and shall be calculated in computing the Net Amount based upon the Partnership's actual purchase price thereof;

               (vii) if the Closing occurs, Fee Owner shall be responsible for the payment of all Tenant Inducement Costs (as hereinafter defined) and all payments under any Commission Agreements (as hereinafter defined) which become due and payable after the Execution Date (and both before and after Closing),
(1) as a result of the exercise after the Execution Date of any renewal, expansion or other right of any tenant expressly provided for under any Lease in effect on the Execution Date (including, without limitation, leasing commissions due with respect thereto, if any), and (2) under any new Leases, approved or deemed approved in accordance with SECTION 6.6 hereof, entered into after the Execution Date and prior to the Closing (including, without limitation, leasing commissions due with respect thereto, if any). Notwithstanding the foregoing,
(A) all Tenant Inducement Costs and leasing commissions not expressly the obligation of Fee Owner under clauses (1) and (2) above shall be satisfied by the Partnership on or prior to the Closing Date, or at the Partnership's option, the Partnership shall escrow amounts reasonably necessary to satisfy the same by cash or letter of credit with Escrow Agent pursuant to an escrow agreement reasonably acceptable to Escrow Agent, the Partnership and Investor, or the Partnership shall provide Investor with other financial assurances mutually acceptable to the Partnership and Investor and (B) if any Tenant Inducement Costs and leasing commissions under Commission Agreements become due and payable (whether before or after Closing) as a result of the exercise after the Execution Date and prior to the Closing Date of any renewal or expansion option, or any new Lease entered into in accordance with the provisions of SECTION 6.6 of this Agreement after the Execution Date and prior to the Closing Date and the tenant under the applicable Lease commences paying rent to the Partnership on account of the applicable renewal or expansion term, or new Lease, then such Tenant Inducement Costs and leasing commissions shall be pro rated between the Partnership and Investor based upon the relative amount of the term (excluding any free rent periods) of the applicable renewal or expansion or new Lease occurring prior to the Closing and the relative amount of the term (excluding any free rent periods) of the applicable renewal or expansion or new Lease occurring from and after the Closing; PROVIDED, HOWEVER, anything in this Agreement to the contrary notwithstanding, Fee Owner shall not be liable for all or any portion of any leasing commissions which may be due and payable to JLL (as hereinafter defined) pursuant to the provisions of this SECTION 4.4(d)(vii) or under any other circumstances other than those commissions which arise on account of (X) the occurrence of any event set forth on SCHEDULE 6.7 annexed hereto, and (Y) any renewal, expansion or new Lease entered into in accordance with the provisions of SECTION 6.6 of this Agreement. If the Tenant Inducement Costs and leasing commissions discussed in clause (B) above have not been paid by the Partnership prior to Closing, the Partnership shall, at its option, either escrow with Escrow Agent pursuant to an escrow agreement reasonably acceptable to Escrow Agent, the Partnership and Investor, amounts reasonably necessary to pay its share of the same as determined in clause (B) above by cash or letter of credit or the Partnership shall provide Investor with other financial assurances mutually acceptable to the Partnership and Investor. If, as of the Closing Date, the Partnership shall have paid any Tenant Inducement Costs or leasing commissions for which Fee Owner is responsible pursuant to the foregoing provisions, Investor shall cause Fee Owner to reimburse the Partnership therefor at Closing. For purposes hereof, the term "TENANT INDUCEMENT COSTS" shall mean any out-of-pocket payments required under a Lease to be paid by the landlord thereunder to or for the benefit of the tenant thereunder which is in the nature of a tenant inducement, including specifically, without limitation, tenant improvement costs and lease buyout costs. The term

"Tenant Inducement Costs" shall not include loss of income resulting from any free rental period, it being agreed that the Partnership shall bear the loss resulting from any free rental period until the Closing Date and that Fee Owner shall bear such loss from and after the Closing Date;

               (viii) all rents and other moneys received from tenants after the Closing Date up to and through the Final Reconciliation Date shall be applied as is hereinafter set forth; it being agreed, that the Reconciliation Advance being credited to the Partnership in the Preliminary Closing Statement at Closing pursuant to SECTION 4.4(d)(ix) below is intended to serve as a pre-payment to Equitable of, and a cap on, the amounts expected to be owed to Equitable from and after the Closing pursuant to this SECTION 4.4(d)(viii). Any rents and other moneys received after the Closing Date shall be applied (A) first, in payment of rents and other moneys owed by such tenant for the month in which the Closing occurs, (B) second, in payment of rents and other moneys owed by such tenant, if any, for the period after the month in which the Closing occurs through the end of the month in which such amount is collected, and (C) third, after rents and other moneys for all current periods have been paid in full, in satisfaction of rents owed by such tenant for the periods prior to the month in which the Closing occurs. Any amounts pre-paid by tenants which are expressly denominated as such in writing at the time such pre-payment is made shall be applied to current rents as and when same come due by Fee Owner and not be applied to pursuant to CLAUSE (C) above to arrears. If the Partnership, Astor or Equitable (or their respective agents) shall receive any checks or other payments of rent, Additional Rent or Arrears following the Closing, Equitable shall cause same to be delivered to Fee Owner (duly endorsed to Fee Owner, to the extent applicable) within five (5) business days after the date received. Within fifteen (15) days after receipt of any amount owed to Equitable pursuant to this SECTION 4.4(d)(viii), Fee Owner shall deliver a notice to Equitable specifying the applicable tenant and the amount so received. For the first twelve (12) months after the Closing, Investor will cause Fee Owner to deliver bills for all arrears and other moneys attributable to the period prior to the Closing (collectively, "ARREARS") along with its regular rent bills and to take any other action with respect thereto which Investor (or its affiliates or managing agent) customarily undertakes to collect arrears, including, without limitation, making phone calls to the applicable tenants, and, although Fee Owner shall not be obligated to institute any lawsuit or other collection procedures solely to collect delinquent rents and other moneys related to periods prior to the Closing, to the extent any such proceeding or other collection efforts are undertaken by Fee Owner to collect Arrears, any Arrears shall be included in and be a part of such collection efforts of Fee Owner. In the event that there shall be any Arrears, Additional Rents or other charges under any Leases which, although relating to a period prior to Closing, do not become due and payable until after Closing or are paid prior to Closing but are subject to adjustment after Closing (such as Additional Rents and the like), then any rents, Additional Rents or charges of such type received by Fee Owner or its agents or the Partnership or its agents shall, to the extent applicable to a period extending through the Closing, be prorated as required hereunder. Notwithstanding anything in this Agreement to the contrary, if and to the extent that any Arrears and other monies owed to the Partnership continues to be unpaid for ninety (90) days after the Closing, the Partnership (or Equitable to the extent any such claims have been assigned to Equitable pursuant to the terms of this Agreement) shall have the right (at its sole cost and expense) to bring an action for damages against any tenant at the Premises in order to recover all Arrears, Additional Rents and other payments accruing prior to the Closing Date and which remain unpaid, if any, and, subject to SECTION 4.6 hereof, to the extent recovered, such recovery shall be applied in accordance with the provisions of this SECTION 4.4(d)(viii) (except that Investor or Equitable may first deduct the reasonable costs incurred in connection with obtaining such recovery, to the extent such costs are not recovered from the applicable tenant); PROVIDED, HOWEVER, in connection with the foregoing, the Partnership shall not seek to terminate any lease, sue for possession of any space leased at the Premises or seek to draw-down or take possession of any security posted by any tenant under its Lease. The obligation of Fee Owner to pay to Equitable any amounts on account of rents and Additional Rents attributable to periods prior to the Closing shall survive the execution and delivery by Equitable and the Investor of the Final Closing Statement. At Closing (but not as a condition thereto), the Partnership shall assign to Equitable, pursuant to the Assignment of Claims (as hereinafter defined) to be executed at Closing, any and all claims of the Partnership (including, without limitation, those claims against Viacom set forth in SECTION 4.6 below) for all accrued and unpaid rent and Additional Rents owed to the Partnership on account of rent, Additional Rents and other payments accruing prior to the Closing Date and which remain unpaid. All Arrears, Additional Rents and other payments accruing prior to the Closing Date and which remain unpaid but which are recovered from and after the Final Reconciliation Date, if any, shall belong exclusively to Fee Owner; and

               (ix) Investor agrees that as part of the Preliminary Net Balance, the Partnership shall be credited with an amount equal to Five Hundred Thousand and No/100 Dollars ($500,000.00) (the "RECONCILIATION ADVANCE") on account of Arrears and amounts expected to be owed to the Partnership and which would otherwise have been paid to Equitable after the Closing related to Additional Rents apportioned in accordance with SECTION 4.4(d)(viii) above.

          (e) SURVIVAL - APPORTIONMENTS. The provisions of this SECTION 4.4 shall survive Closing.

     4.5  CLOSING COSTS.

          (a)  THE PARTNERSHIP'S COSTS. The Partnership shall be responsible for
(i) the costs of its legal counsel, advisors and other professionals employed by it in connection with the transactions contemplated by this Agreement, (ii) the costs and expenses incurred in connection with obtaining the Limited Partner Consents and the filing and continuation of the Bankruptcy Proceeding, (iii) any endorsement or recording fees relating to its obligations to remove Title Defects, and (iv) the costs of transfer taxes in connection with the transactions contemplated by this Agreement, if any.

          (b) INVESTOR'S COSTS. Investor shall be responsible for (i) the costs and expenses associated with its due diligence, (ii) the PH Fees (subject only to the right to be reimbursed for all or a portion therefor by Equitable pursuant to SECTION 2.1(d), SECTION 4.5(d)(ii)(A)(1), SECTION 4.5(d)(ii)(B),
SECTION 8.2(a), SECTION 9.2, SECTION 14.4(c), SECTION 15.1(c), SECTION 15.2(a)(ii), SECTION 15.4, SECTION 15.5(b) and SECTION 15.5(c) of this Agreement), (iii) the costs and expenses of duly forming Mezzanine LLC and Fee Owner, including, without limitation, all filing fees with the applicable Secretary of State and all publication costs, (iv) all premiums and fees for title examination and title insurance obtained, including, without limitation, all fees for any endorsements to the Title Policy purchased by Investor (but excluding those premiums and fees which fees the Partnership is obligated to pay pursuant to SECTION 4.5(a)(iii) of this Agreement) and all related charges and survey costs in connection therewith, (v) all costs and expenses incurred in connection with any financing secured by Investor in connection with this transaction, including without limitation loan fees, mortgage recording taxes and financing costs, (vi) all costs and expenses incurred in connection with the Letter of Credit and (vii) except as provided above, any recording fees for documentation to be recorded in connection with the transactions contemplated by this Agreement.

          (c) ASTOR'S COSTS. Astor shall be responsible solely for the costs of its legal counsel, advisors and other professionals employed by it in connection with the transactions contemplated by this Agreement.

          (d)  EQUITABLE'S COSTS.

               (i) Equitable shall be responsible solely for the costs of its legal counsel, advisors and other professionals employed by it in connection with the transactions contemplated by this Agreement, and for all fees, costs and expenses in connection with the formation of New GP and the resignation of Astor as the non-member manager in the New GP. In addition, Equitable hereby acknowledges and agrees that it is obligated to and shall satisfy (or cause to be satisfied) each and every payment obligation which arises (and is actually owed) under this Agreement for and on behalf of itself, the Partnership or Astor, including, without limitation, the Partnership's payment obligations set forth in SECTION 4.5(a) above, Astor's payment obligations set forth in SECTION 4.5(c) above, the Partnership's potential payment obligations on account of a breach of representation or warranty pursuant to (and only in accordance with) the provisions of SECTION 5.5(a) of this Agreement (up to the Representation
Cap), on account of payments due after the Closing pursuant to the Final Closing Statement, on account of the Alternate Transaction Fee pursuant to and in accordance with SECTION 14.3(a)(i) of this Agreement, and on account of an assumption of either Investor's Financing Commitment or a Substitute Commitment, as the case may be, pursuant to SECTION 15.4 of this Agreement.

               (ii) In addition to the foregoing provisions of this SECTION 4.5(d), if, pursuant to an agreement entered into while this Agreement remains in full force and effect, and provided that Investor had not defaulted under this Agreement (beyond any applicable notice and cure periods), a party other than Investor (such other party, the "ALTERNATE INVESTOR") consummates an Alternate Transaction (as hereinafter defined), then upon the consummation of such Alternate Transaction with an Alternate Investor and the receipt by Equitable or Astor of the consideration due it in connection therewith, Equitable shall pay to Investor (or reimburse Investor, to the extent applicable), on the date that such Alternate Transaction is in fact consummated and such consideration is in fact received, the following:

                    (A) an alternate transaction fee (the "ALTERNATE TRANSACTION FEE"), equal to the greater of:

                         (1) the sum of (x) all third-party fees, costs and
expenses incurred by Investor (including, without limitation, legal (other than PH Fees), accounting and due diligence costs) on account of this transaction (collectively, the "DILIGENCE AND FINANCING EXPENSES"), and (y) all fees and expenses of Paul, Hastings, Janofsky & Walker LLP (the "PH FEES"), in their capacity as counsel to BSC Astor I General Partnership and BSC Astor II General Partnership (together, the "BSC PARTNERSHIPS"), which Investor is obligated to pay to (or on behalf of) the Limited Partners pursuant to that certain letter from the BSC Partnerships to Investor (and Equitable and the GP), and which was agreed to by Investor, dated December 5, 2001 and amended on the Execution Date (the "LP LETTER"); PROVIDED, HOWEVER, the sum of the Due Diligence and Financing Expenses and the PH Fees shall not, in the aggregate, exceed One Million Five-Hundred Thousand and No/100 Dollars ($1,500,000.00)(the "CAP"), or

                         (2) the lesser of (i) 3% of the Notional Consideration
or (ii) 50% of the excess, if any, of (A) the consideration paid by the Alternate Investor (including, without limitation, amounts paid to purchase any of the Existing Mortgage Debt) on account of the Property and the Partnership over (B) the Notional Consideration; and, in addition,

                    (B) up to a maximum of Two-Hundred Fifty Thousand and No/100 Dollars ($250,000.00) of additional PH Fees in addition to those PH Fees, if any, paid as part of the Alternate Transaction Fee.

Notwithstanding anything in this Agreement to the contrary, and except as may otherwise be provided by the Bankruptcy Court, the Alternate Transaction Fee shall constitute liquidated damages and be the sole and exclusive remedy to which Investor shall be entitled in the event that an Alternate Transaction with an Alternate Investor is consummated; PROVIDED, HOWEVER, the payment of the Alternate Transaction Fee shall not relieve the Partnership, Astor or Equitable from liability, if any, pursuant to SECTION 9.2(a) hereof.

               (iii) The parties hereto agree that as between Investor, on the one hand, and the Partnership, Astor and Equitable, on the other hand, the obligations of Equitable to pay any monies to Investor (or Mezzanine LLC or Fee Owner after the Closing) which are set forth in this SECTION 4.5(d) shall not be diminished, impaired or otherwise released by the Bankruptcy Proceeding; PROVIDED, HOWEVER, Investor acknowledges and agrees that the discharge of any debt or other liability of the Partnership or Astor in the Bankruptcy Proceeding which is owed to any party other than Investor, Mezzanine LLC or Fee Owner shall in fact release Equitable from the obligation (to the extent such obligation exists) to pay same on behalf of the Partnership or Astor.

          (e) APPORTIONMENTS/CLOSING COST NOT LIMITED BY REPRESENTATION CAP. Anything in this Agreement to the contrary notwithstanding, amounts payable under SECTION 1.6(b)(i), SECTION 4.4 and this SECTION 4.5 by the Partnership, Astor or Equitable shall not be included in any calculation in respect of, subject to, or limited by, as the case may be, the Representation Cap or the Minimum Claim Amount.

          (f) SURVIVAL - CLOSING COSTS. The provisions of this SECTION 4.5 shall survive the Closing and the provisions of SECTION 4.5(d)(i) and SECTION 4.5(d)(ii) shall survive a termination of this Agreement.

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     4.6  ESCROWS ESTABLISHED AT CLOSING. At Closing, Equitable shall establish a rent escrow (or provide a letter of credit or other financial assurances mutually acceptable to Equitable and Investor)(the "VIACOM ESCROW"), to be held by Escrow Agent pursuant to an escrow agreement in substantially the form annexed hereto as EXHIBIT 4.6, which amount equals the rent in dispute by Viacom (as hereinafter defined) in respect of a portion of the 46th floor of the Premises for the period from the Closing Date to the last disputed rent payment due under the lease for such space. The parties hereby agree that the amount of the Viacom Escrow is anticipated to be Six Hundred Sixty-Five Thousand Twenty-Three and No/100 Dollars ($665,023.00) if the Closing were to occur on June 1, 2002, but is subject to adjustment to be mutually agreed upon at the Closing depending upon the exact Closing Date. Each month that portion of the disputed amount equal to such month's disputed rent shall be disbursed to Investor from the Viacom Escrow until resolution or until depletion thereof. Equitable shall be entitled to the return of any amounts not disbursed from the Viacom Escrow upon Viacom confirming in writing that it shall no longer assert such dispute (or Equitable shall have obtained a final, non-appealable judgment to such effect from a court of competent jurisdiction). To the extent Equitable shall establish the Viacom Escrow, such monies shall be held in an interest bearing account, and such interest shall accrue for the benefit of and be paid to Equitable. Notwithstanding anything in this Agreement to the contrary, Equitable shall have the right (at its sole cost and expense) to bring an action for damages against Viacom to recover the amounts escrowed in the Viacom Escrow and all other accrued and unpaid rent which Viacom may owe to Equitable on account of rent and other payments accruing prior to the Closing Date and which remain unpaid, if any, under the Viacom Lease (as hereinafter defined), and to the extent recovered, the full amount of such recovery shall be retained by Equitable; PROVIDED, HOWEVER, as part of the aforementioned action against Viacom, Equitable shall not seek to terminate the Viacom Lease, sue for possession of the space leased to Viacom or seek to draw-down or take possession of any security posted by Viacom under the Viacom Lease. The provisions of this
SECTION 4.6 shall survive the Closing.

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

     5.1 REPRESENTATIONS AND WARRANTIES OF THE PARTNERSHIP. The Partnership hereby makes the following representations and warranties to Investor as of the Execution Date and the Closing Date:

          (a) ORGANIZATION, STANDING AND AUTHORITY. The Partnership is duly organized, validly existing and in good standing under the laws of its state of organization, and has the corporate, limited liability company or limited partnership power and authority and all governmental licenses, authorizations, consents and approvals (collectively, "LICENSES") required to carry on its business as now conducted. The Partnership is duly qualified to do business as a foreign partnership and is in good standing in each jurisdiction where the character of the property owned, leased or operated by it makes such qualification necessary. The Partnership has heretofore made available to Investor complete and correct copies of the certificates of incorporation and by-laws, certificates of formation and limited liability company agreements, certificates of limited partnership and partnership agreements or similar organizational documents for the Partnership, in each case, as amended to date (collectively, the "PARTNERSHIP ORGANIZATIONAL DOCUMENTS"). Annexed hereto as SCHEDULE 5.1(a) is a true, accurate and complete listing setting forth the capital contributions of each of the partners in the Partnership as of the Execution Date.

          (b)  INTENTIONALLY DELETED.

          (c) AUTHORIZATIONS. The Partnership has the requisite limited partnership power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by the Partnership and the performance of its obligations hereunder have been duly and validly authorized and approved by Astor and the general partner of Astor, and, other than the Limited Partner Consents (as hereinafter defined), which shall have been obtained and be in effect at the Closing, no other proceedings, consents or authorizations are necessary to authorize the execution, delivery and performance by the Partnership of this Agreement and the obligations to be performed by it hereunder. This Agreement has been duly executed and delivered by the Partnership and constitutes a valid and binding obligation of the Partnership, enforceable against the Partnership in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity. Notwithstanding anything contained herein, the Partnership shall not be deemed to represent that the holders of any indebtedness affecting the Premises and/or the Partnership have consented to this Agreement or any of the actions, covenants or conditions contemplated by this Agreement, nor shall anything contained herein constitute a consent or waiver by the holders of any such indebtedness or any of their respective Affiliates of any provision of any debt or other instrument affecting the Property or the Partnership.

          (d)  CONSENTS AND APPROVALS, NO VIOLATIONS.

               (i) Subject to obtaining the Chase Consent (as hereinafter defined) and the Limited Partner Consents, neither the execution and delivery of this Agreement nor the performance by the Partnership of any of their obligations hereunder will (A) conflict with or result in any breach of any provision of any of the Partnership Organizational Documents; (B) result in a breach or violation of, a default under, the triggering of any payment or other material obligations pursuant to, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration or obligation to repurchase, repay, redeem or acquire or any similar right or obligation) or result in the creation of any Lien upon the Property of the Partnership under any of the terms, conditions or provisions of, any agreement, note, mortgage, indenture, letter of credit, other evidence of indebtedness, franchise, permit, guarantee, license, lease or other instrument or obligation to which the Partnership is a party or by which the Property may be bound (collectively, the "OBLIGATIONS"); (C) violate any order, injunction or decree of any Government Entity (as hereinafter defined) to which the Partnership is subject; or (D) violate any statute, rule or regulation of any Governmental Entity to which the Partnership is subject.

               (ii) Except for (A) the Confirmation Order (as hereinafter defined) and any other authorizations, consents and approvals required in connection with the Bankruptcy

Filing (as hereinafter defined), and (B) the filing of an amended certificate of limited partnership with the Secretary of State of Delaware for the Partnership, and which, in respect of CLAUSE (A) will have been obtained at or prior to the Closing, and which, in respect of CLAUSE (B) will be delivered to the Title Company for recording simultaneously with the Closing, there have been and will be no filings or registrations with, notifications to, or authorizations, consents or approvals of, any government or any agency, court, tribunal, commission, board bureau, department, political subdivision or other instrumentality of any government (including any regulatory, administrative or rating agency), whether federal, state, multinational, provincial, municipal, domestic or foreign (each, a "GOVERNMENTAL ENTITY"), required in connection with the execution and delivery of this Agreement by the Partnership or the performance by the Partnership of its obligations hereunder.

          (e) LITIGATION; LIABILITIES. Except as set forth on SCHEDULE 5.1(e) and for the Bankruptcy Filing, there is no (A) suit, action, or proceeding pending or, to the knowledge of the Partnership, threatened in writing against or affecting the Partnership or any of their respective assets, or the transactions contemplated by this Agreement, (B) pending holdover proceeding, non-payment proceeding or any litigation pending between the Partnership and any tenant or occupant of the Premises or guarantor under a Lease or (C) to the knowledge of the Partnership, claim or investigation, pending or threatened against or affecting the Partnership or the Property, or the transactions contemplated by this Agreement, nor is there any statute, law, ordinance, rule, regulation, judgment, order or decree, of any Governmental Entity or arbitrator outstanding against, or, to the knowledge the Partnership, investigation, proceeding, notice of violation, order or forfeiture or complaint by any Governmental Entity involving the Partnership, which could in any material way interfere with the consummation by the Partnership of the transaction contemplated by this Agreement.

          (f) COMPLIANCE; PERMITS. Except as set forth on SCHEDULE 5.1(f), neither the Partnership nor the Property is in conflict with, or in default or violation of, (A) any law, rule, regulation, order, judgment or decree applicable to it or by which its assets or properties is bound or affected which would have a Material Adverse Effect; or (B) any contract, agreement, lease, license, permit, franchise, easement, right-of-way or other instrument or obligation to which the Partnership or any of its respective assets or properties is bound or affected which would have a Material Adverse Effect.

          (g) EMPLOYEE MATTERS. SCHEDULE 5.1(g) lists all of the current employees of the Partnership and, to the Partnership's knowledge, other 32BJ and Local 94 union employees otherwise employed in connection with the Property, showing each such individual's name, position, union affiliation, annual remuneration, bonuses and fringe benefits for the current fiscal year and the most recently completed fiscal year and all pending grievances and other actions with such employees or past employees. The Partnership (i) is not a sponsor of and does not participate in any formal employee benefit plan, policy, practice or arrangement, (ii) has not for the six-years preceding the Closing, participated in any multi-employer plan or defined benefit pension plan, and
(iii) has no material liability (contingent or otherwise) relating to any employee benefit plan, policy, practice or arrangement. Except to the extent set forth on SCHEDULE 5.1(g), none of the employees set forth on SCHEDULE 5.1(g) are covered by any collective bargaining agreement, and to the knowledge of the Partnership, there are no such organizational efforts respecting such employees. True, correct and complete copies of each of the employee benefit plans, policies, practices, and arrangements and collective bargaining agreement set forth on SCHEDULE 5.1(g) have been made available to Investor.

          (h)  CONTRACTS AND COMMITMENTS.

               (i) SCHEDULE 5.1(h)(i) is a list of all notes, mortgages, indentures, preferred equity, letters of credit and other indebtedness for borrowed money (excluding any of the foregoing related to the Existing Mortgage
Debt) and all of the material documents evidencing or securing same to which the Partnership is a party or by which the Property or any of the Partnership's other assets may be bound and the principal outstanding, interest rate and maturity date, in each case as of November 30, 2001. True, correct and complete copies of each of the notes, mortgages, indentures, preferred equity, letters of credit and other indebtedness set forth on SCHEDULE 5.1(h)(i) have been made available to Investor.

               (ii) SCHEDULE 5.1(h)(ii)-1 is a true, correct and complete list of all Service Contracts, copies of which have been made available to Investor for inspection. Except as identified on SCHEDULE 5.1(h)(ii)-2, the Partnership has not received any notice of default under any of the Service Contracts which remains uncured.

          (i) TAXES. Except as set forth in SCHEDULE 5.1(i), (i) all Material Tax Returns (as hereinafter defined) required to be filed by the Partnership or with respect to the Property have been filed in a timely manner (subject to extensions permitted by law), and all such Material Tax Returns are true, complete and correct in all material respects, (ii) all taxes due and payable have been paid or adequate reserves in accordance with the Partnership's historical method of accounting have been made for the payment therefor, (iii) the Partnership has not received any written notice of deficiency or assessment from any taxing authority with respect to liabilities for taxes of the Partnership or with respect to the Property that have not been fully paid or finally settled other than taxes that are being contested in good faith and for which the Partnership maintains adequate reserves in accordance with the Partnership's historical method of accounting and (iv) there are no Liens with respect to taxes upon the Property or assets of the Partnership other than Liens for taxes not yet due or payable or that are being contested in good faith or that are otherwise indicated in the Commitment. As used herein, "MATERIAL TAX RETURNS" shall mean all property tax returns required to be filed with respect to the Property and the Partnership, respectively.

          (j)  LEASES.

               (i) SCHEDULE 5.1(j)(i)-1 (the "LEASE SCHEDULE") is a true, complete and correct schedule of all of the Leases affecting the Property to which the Partnership is a party, as of the Execution Date. True, complete and correct copies of all items on the Lease Schedule (including commencement date letters, if any, to the extent in the Partnership's possession or control) have been made available to Investor and there are no other amendments, modifications or other agreements which are currently in effect affecting the use or occupancy of the Property or the Leases. The Leases are valid and bona fide obligations of the landlord thereunder and, to the knowledge of the Partnership, the tenants thereunder, and are in full force and effect. Except as otherwise set forth in the Lease Schedule or the Leases, to the knowledge of the Partnership, no rent has been paid in advance by any tenants respecting a period subsequent to the Closing (except for the month in which the Closing occurs). Except as disclosed on SCHEDULE 5.1(j)(i)-2 and in the Viacom Disclosure Schedule (as hereinafter defined), the Partnership has received no written notice that any material defaults or breaches exist on the part of the landlord under any Lease and which have not been cured, nor has the Partnership or the Property Manager received any written notice that any tenant under any Lease is (x) asserting any claim or offset of rent from and after the Closing Date or (y) a debtor under any bankruptcy insolvency or other similar proceeding. Except as set forth on the Lease Schedule, the Partnership has not entered into any agreement with any subtenant whereby the Partnership has approved a sublease or agreed not to terminate or disturb such subtenant's occupancy in the event of the termination of the applicable over-Lease. Except as disclosed on SCHEDULE 5.1(j)(i)-3, no Tenant has requested in writing a review or has initiated a dispute regarding its pro-rata share of taxes, operating expenses or maintenance increases or its obligations to pay cost-of-living increases or any other additional rent as required by its Lease, which review or dispute remains outstanding. SCHEDULE 5.1(j)(i)-4 contains a true, correct and complete list of all security deposits under the Leases (including the Tenant, depository and present amounts held by the Partnership). Investor has received true, correct and complete copies of all letters of credit and other instruments evidencing non-cash security deposits.

               (ii) Notwithstanding anything to the contrary contained in this Agreement, (A) the Partnership does not represent or warrant that any particular Lease will be in force or effect at Closing, that the tenants under the Leases will have performed their obligations thereunder or that such tenants will not be the subject of bankruptcy proceedings and (B) the existence of any default by a tenant, the failure by a tenant to perform its obligations under its Lease, the termination of any Lease prior to Closing by reason of the tenant's default (if in accordance with the provisions of SECTION 6.6 hereof) or the existence of bankruptcy proceedings pertaining to any tenant (other than Viacom) shall not affect the obligations of Investor under this Agreement in any manner or entitle Investor to an abatement of or credit against the Notional Consideration or give rise (unless any of the foregoing conditions results from a default by the Partnership, Astor or Equitable) to any other claim on the part of Investor.

               (iii) In the event that any Estoppel Certificate (as hereinafter defined) delivered prior to the Closing to Investor with respect to any Lease shall contain any statement of fact, information or other matter which is inconsistent with the matters stated in this SECTION 5.1(j), the Estoppel Certificate shall control and the Partnership shall have no liability for any post-Closing claim based upon a breach of representation regarding such statement of fact, information or other matter contained in the Estoppel Certificate, but the foregoing shall in no way limit Investor's rights prior to Closing which are set forth herein on account of a pre-Closing breach of a representation or warranty made by the Partnership.

               (iv) Annexed hereto as SCHEDULE 5.1(j)(iv) (the "VIACOM DISCLOSURE SCHEDULE") is a listing of material issues related to that certain Agreement of Lease dated August 31, 1989, as amended by the documents listed on the Lease Schedule (the "VIACOM LEASE"), by and between the Partnership and Viacom International Inc. ("VIACOM"), with respect to space leased by Viacom at the Premises.

               (v) SCHEDULE 5.1(j)(v) is a listing of all pending leasing transactions for the Property as of the Execution Date. Investor has received true, correct and complete copies of all term sheets and other material correspondence regarding all pending leasing transactions for the Property as of the Execution Date.

               (vi) SCHEDULE 5.1(j)(vi) is a summary rent roll for the month of November, 2001, showing for each tenant at the Premises, the applicable recurring charges, beginning balance, current charges, cash receipts, non-cash credits and ending balance. As part of the Partnership Date-down Certificate delivered at Closing, SCHEDULE 5.1(j)(vi) shall be updated to reflect the activity for the last complete month immediately preceding the month in which the Closing occurs.

          (k) LEASE BROKERAGE AND TENANT INDUCEMENT COSTS. Except as disclosed on SCHEDULE 5.1(k), to the knowledge of the Partnership, (x) there are no lease brokerage agreements, leasing commission agreements or other agreements providing for payments of any amounts for leasing activities or procuring tenants with respect to the Property that would require payment by the Partnership after the Closing ("COMMISSION AGREEMENTS"), (y) there are no Tenant Inducement Costs which have accrued prior to the Execution Date and which would require payment after the Closing and (z) there are no tenant improvement obligations of the landlord under the Leases which have accrued prior to the Execution Date and which require the payment, performance or completion of any work after the Execution Date. To the knowledge of the Partnership, true, correct and complete copies of all Commission Agreements have been made available to Investor. Subject to the provisions of SECTION 4.4(d)(vii) of this Agreement, all payments due and payable under the Commission Agreements through the Closing Date which are the obligation of the Partnership pursuant hereto have been, or, by the Closing Date will have been, paid in full.

          (l) NO VIOLATIONS. Except as set forth on SCHEDULE 5.1(f), the Partnership has not received any written notification from any Governmental Authority (i) that the Property is in violation of any applicable fire, health, building, use, occupancy or zoning laws where such violation remains outstanding and, if un-addressed, would have a Material Adverse Effect or (ii) that any work is required to be done upon or in connection with the Property, where such work remains outstanding and, if unaddressed, would have a Material Adverse Effect.

          (m) TAXES AND ASSESSMENTS. Except as disclosed on SCHEDULE 5.1(m), the Partnership has not filed nor retained anyone to file notices of protest against, or to commence action to review, the real property tax assessments against the Property.

          (n) CONDEMNATION. No condemnation proceedings relating to the Property are pending or, to the knowledge of the Partnership, threatened.

          (o) ENVIRONMENTAL MATTERS. Except as disclosed in any of the documents listed on SCHEDULE 5.1(o) (the "ENVIRONMENTAL DISCLOSURES"), the Partnership has received no written notification that any Governmental Authority has determined that there are any violations of environmental statutes, ordinances or regulations affecting the Property.

          (p) DESIGNATED EMPLOYEES. The Designated Employees (as hereinafter defined) are the individuals who are in a position to have knowledge of the matters covered in the representations and warranties set forth in this SECTION 5.1.

          (q) EXISTING MORTGAGE DEBT. As of November 30, 2001, (i) the outstanding principal balance of the Equitable Second Mortgage Loan is Ninety Million Three Hundred Sixty-Eight Thousand Seven Hundred Fifty One and No/100 Dollars ($90,368,751.00), with an additional Sixty Million Sixty-Three Thousand Six-Hundred Eighty-Nine and No/100 Dollars ($60,063,689.00) in accrued and unpaid interest, and (ii) the outstanding principal balance of the Equitable Third Mortgage Loan is Sixty-One Million Two Hundred Thirty-Eight Thousand Seven Hundred Ninety-Seven and No/100 Dollars ($61,238,797.00), with an additional One Hundred Eighteen Million Five-Hundred Four Thousand Six-Hundred Nineteen and No/100 Dollars ($118,504,619.00) in accrued and unpaid interest. Annexed hereto as SCHEDULE 5.1(q)-1 is a letter from Chase setting forth the outstanding principal balance and all accrued and unpaid interest under the Chase Mortgage Loans as of November 30, 2001. Annexed hereto as SCHEDULE 5.1(q)-2 is a schedule showing the amortization payments and interest accruals on both the Chase Mortgage Loans and the Equitable Mortgage Loans (including beginning and ending balances) for calendar year 2001.

     5.2 REPRESENTATIONS AND WARRANTIES OF INVESTOR. Investor hereby represents and warrants to the Partnership, Astor and Equitable as of the Execution Date and the Closing Date:

          (a) ORGANIZATION, STANDING AND AUTHORITY. Investor is duly organized, validly existing and in good standing under the laws of its state of organization, and has the corporate, limited liability company or limited partnership power and authority and all Licenses required to carry on its business as now conducted. Investor is duly qualified to do business as a foreign limited liability company and is in good standing in each jurisdiction where the character of the property owned, leased or operated by the Partnership makes such qualification necessary.

          (b) AUTHORIZATIONS. Investor has the requisite limited liability company power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by Investor and the performance of its obligations hereunder have been duly and validly authorized and approved by Investor and no other proceedings, consents or authorizations are necessary to authorize the execution, delivery and performance by Investor of this Agreement and the obligations to be performed by it hereunder. This Agreement has been duly executed and delivered by Investor and constitutes a valid and binding obligation of Investor, enforceable against Investor in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.

          (c)  CONSENTS AND APPROVALS, NO VIOLATIONS.

               (i) Neither the execution and delivery of this Agreement nor the performance by Investor of any of its obligations hereunder will (A) conflict with or result in any breach of any provision of the certificates of incorporation and by-laws, certificates of formation and limited liability company agreements, certificates of limited partnership and partnership agreements or similar organizational documents for Investor, in each case, as amended to date, (B) result in a breach or violation of, a default under, the triggering of any payment or other material obligations pursuant to, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration or obligation to repurchase, repay, redeem or acquire or any similar right or obligation) or result in the creation of any Lien upon the property or other assets of Investor under any of the terms, conditions or provisions of, any Obligations; (C) violate any order, injunction or decree of any Government Entity to which Investor is subject; or (iv) violate any statute, rule or regulation of any Governmental Entity to which Investor is subject.

               (ii) There are no filings or registrations with, notifications to, or authorizations, consents or approvals of, any Government Entity required in connection with the execution and delivery of this Agreement by Investor or the performance by Investor of its obligations hereunder.

          (d) DISPUTES. There is no action, suit, arbitration, unsatisfied order or judgment, government investigation or proceeding pending against Investor which would have a material adverse affect upon Investor or which, if adversely determined, could individually or in the aggregate materially interfere with the consummation of the transaction contemplated by this Agreement.

          (e) ERISA. Investor is not acquiring Investor's Interests in whole or part with the assets of any Employee Benefit Plan, and upon the consummation of the transactions contemplated hereby Investor shall not be subject to ERISA.

          (f) FINANCING ARRANGEMENTS. Investor has provided Equitable with a true, correct and complete copy of its commitment from Lehman Brothers and Bear Stearns Funding, Inc. (Lehman Brothers and Bear Stearns Funding, Inc., or any lender(s) providing replacement financing to Investor in connection with this transaction, "LENDER") to provide at least Three Hundred Thirty-Five Million and No/100 Dollars ($335,000,000.00) of non-recourse (other than customary recourse carve-outs) financing for the Property which by its terms does not contain any conversion into equity feature or equity kicker ("INVESTOR'S FINANCING COMMITMENT"), which commitment is in full force and effect and in accordance with the terms thereof is assignable to Equitable.

     5.3 REPRESENTATIONS AND WARRANTIES OF ASTOR. Astor hereby represents and warrants to the Investor as of the Execution Date and the Closing Date:

          (a) ORGANIZATION, STANDING AND AUTHORITY. Astor is duly organized, validly existing and in good standing under the laws of its state of organization, and has the corporate, limited liability company or limited partnership power and authority and all Licenses required to carry on its business as now conducted. Astor is duly qualified to do business as a foreign limited partnership and is in good standing in each jurisdiction where the character of the property owned, leased or operated by the Partnership makes such qualification necessary.

          (b) AUTHORIZATIONS. Astor has the requisite limited partnership power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by Astor and the performance of its obligations hereunder have been duly and validly authorized and approved by the general partner of Astor and no other proceedings, consents or authorizations are necessary to authorize the execution, delivery and performance by Astor of this Agreement and the obligations to be performed by it hereunder. This Agreement has been duly executed and delivered by Astor and constitutes a valid and binding obligation of Astor, enforceable against Astor in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.

          (c)  CONSENTS AND APPROVALS, NO VIOLATIONS.

               (i) Subject to obtaining the Limited Partner Consents, neither the execution and delivery of this Agreement nor the performance by Astor of any of its obligations hereunder will (A) conflict with or result in any breach of any provision of the certificates of incorporation and by-laws, certificates of formation and limited liability company agreements, certificates of limited partnership and partnership agreements or similar organizational documents for Astor, in each case, as amended to date, (B) result in a breach or violation of, a default under, the triggering of any payment or other material obligations pursuant to, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration or obligation to repurchase, repay, redeem or acquire or any similar right or obligation) or result in the creation of any Lien upon the property or other assets of Astor under any of the terms, conditions or provisions of, any Obligations; (C) violate any order, injunction or decree of any Government Entity to which Astor is subject; or (iv) violate any statute, rule or regulation of any Governmental Entity to which Astor is subject.

               (ii) There are no filings or registrations with, notifications to, or authorizations, consents or approvals of, any Government Entity required in connection with the execution and delivery of this Agreement by Astor or the performance by Astor of its obligations hereunder.

          (d) DISPUTES. There is no action, suit, arbitration, unsatisfied order or judgment, government investigation or proceeding pending against Astor which, if adversely determined, could individually or in the aggregate materially interfere with the consummation of the transaction contemplated by this Agreement.

     5.4 REPRESENTATIONS AND WARRANTIES OF EQUITABLE. Equitable hereby represents and warrants to Investor and the Partnership as of the Execution Date and the Closing Date:

          (a) ORGANIZATION, STANDING AND AUTHORITY. Equitable is duly organized, validly existing and in good standing under the laws of its state of organization, and has the corporate, limited liability company or limited partnership power and authority and all Licenses required to carry on its business as now conducted.

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          (b)  AUTHORIZATIONS. Equitable has the requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by Equitable and the performance of its obligations hereunder have been duly and validly authorized and approved by Equitable and no other proceedings, consents or authorizations are necessary to authorize the execution, delivery and performance by Equitable of this Agreement and the obligations to be performed by it hereunder. This Agreement has been duly executed and delivered by Equitable and constitutes a valid and binding obligation of Equitable, enforceable against Equitable in accordance with its terms, subject to applicable bankruptcy, insolvency, rehabilitation, moratorium or other similar laws relating to creditors' rights and general principles of equity.

          (c)  CONSENTS AND APPROVALS, NO VIOLATIONS.

               (i) Neither the execution and delivery of this Agreement nor the performance by Equitable of any of its obligations hereunder will (A) conflict with or result in any breach of any provision of the certificates of incorporation and by-laws, certificates of formation and limited liability company agreements, certificates of limited partnership and partnership agreements or similar organizational documents for Equitable, in each case, as amended to date, (B) result in a breach or violation of, a default under, the triggering of any payment or other material obligations pursuant to, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration or obligation to repurchase, repay, redeem or acquire or any similar right or obligation) or result in the creation of any Lien upon the property or other assets of Equitable under any of the terms, conditions or provisions of, any Obligations; (C) violate any order, injunction or decree of any Government Entity to which Equitable is subject; or (iv) violate any statute, rule or regulation of any Governmental Entity to which Equitable is subject.

               (ii) There are no filings or registrations with, notifications to, or authorizations, consents or approvals of, any Government Entity required in connection with the execution and delivery of this Agreement by Equitable or the performance by Equitable of its obligations hereunder.

          (d) DISPUTES. There is no action, suit, arbitration, unsatisfied order or judgment, government investigation or proceeding pending against Equitable which, if adversely determined, could individually or in the aggregate materially interfere with the consummation of the transaction contemplated by this Agreement.

     5.5  SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

          (a) SURVIVAL - THE PARTNERSHIP'S REPRESENTATIONS. The representations and warranties of the Partnership contained in the Viacom Date-down Certificate (to the extent delivered at Closing and subject to the provisions of SECTION 4.2(a)(vi) of this Agreement), and those representations and warranties, as updated by the Date-down Certificate of the Partnership to be delivered to Investor, set forth in set forth in SECTIONS 5.1(a), (c) and (d) shall survive the Closing for a period of one (1) year from the Closing, and any claim by Investor on account of a breach of any such representations and warranties permitted hereunder must be brought before a court of competent jurisdiction within such one (1) year; the remaining representations and warranties of the Partnership set forth in SECTION 5.1 shall survive the Closing for the period of one-hundred eighty (180) days from the Closing, and written notice containing a description of the specific nature of such breach of any such representations and warranties permitted hereunder must be given to the Partnership within such one-hundred eighty (180) day period and be brought before a court of competent jurisdiction within two-hundred forty
(240) days following the Closing. The Partnership shall have no liability to Investor for a breach of any representation or warranty (i) unless the valid claims for all such breaches collectively aggregate more than Five-Hundred Thousand and No/100 Dollars ($500,000.00) (the "MINIMUM CLAIM AMOUNT"), in which event the full amount of all valid claims aggregating in excess of the Minimum Claim Amount shall be actionable, up to the Representation Cap (as defined in this Section), and (ii) unless the Partnership is timely notified, if applicable, and unless such claim is timely brought before a court of competent jurisdiction. The Partnership shall not be liable to Investor if Investor's claim is satisfied from any insurance policies, service contracts or from the Leases (it being agreed to by the Partnership that Investor shall have no obligation to carry such insurance or to first seek recovery from such insurance policies, service contracts and Leases, as the case may be). As used herein, the term "REPRESENTATION CAP" shall mean the total aggregate amount of Ten Million and No/100 Dollars ($10,000,000.00), which is applicable to all claims under this SECTION 5.5(a), except for any claim related to an Unpermitted Viacom Modification (as hereinafter defined). The Partnership shall have no liability with respect to any of the Partnership's representations, warranties and covenants herein if, prior to the Closing, Investor has knowledge of any breach of a covenant of the Partnership herein, or Investor obtains knowledge, from written materials, that contradicts any of the Partnership's representations, warranties and covenants herein, and Investor nevertheless consummates the transaction contemplated by this Agreement. All other representations, warranties, covenants and agreements made or undertaken by the Partnership in this Agreement, unless otherwise specifically provided herein, shall not survive the Closing. As is more particularly set forth in SECTION 4.5(d) of this Agreement, Equitable agrees to pay to Fee Owner or Investor (as Investor may designate) on behalf of the Partnership all amounts owed, if any, by the Partnership pursuant to this SECTION 5.5(a), which obligation shall survive the Closing; accordingly, except to the extent procedurally necessary to pursue and maintain any valid claim, Investor hereby waives the right to sue or make any claims pursuant to this SECTION 5.5(a) against any party (which shall include, but not be limited to, the Reconstituted Partnership, the Reconstituted New GP and the Limited Partners) other than Equitable. Notwithstanding the Representation Cap set forth above in this SECTION 5.5(a), and subject to the provisions of SECTION 4.2(a)(vi) of this Agreement, if (A) the Partnership shall deliver the Viacom Date-down Certificate at Closing, and (B) the Partnership shall have entered into a written modification(s) of the Viacom Lease between the date of the Viacom Estoppel and the Closing Date which is binding upon Fee Owner and which was not (x) disclosed in the Viacom Date-down Certificate, or
(y) entered into in accordance with the provisions of SECTION 6.6 of this Agreement, or (z) otherwise approved in writing by Investor (such a modification, an "UNPERMITTED VIACOM MODIFICATION"), then the Representation Cap on account of such breach (and not on account of any other claims brought by Investor under this SECTION 5.5.(a)) shall be Twenty Million and No/100 Dollars ($20,000,000.00) (the "REPRESENTATION CAP STEP-UP").

          (b) SURVIVAL - INVESTOR'S REPRESENTATIONS. The representations and warranties of Investor, as updated by the Date-down Certificate of Investor to be delivered to the Partnership, Astor and Equitable at Closing, set forth in SECTIONS 5.2(a), (b) and (c) shall survive Closing for a period of one (1) year from the Closing, and any claim by the Partnership, Equitable or Astor on account of a breach of any such representations and warranties permitted hereunder must be brought before a court of competent jurisdiction within such one (1) year; the remaining representations and warranties of Investor set forth in SECTION 5.2 shall survive the Closing for the period of one-hundred eighty
(180) days from the Closing, and written notice containing a description of the specific nature of such breach of any such representations and warranties permitted hereunder must be given to Investor within such one-hundred eighty
(180) day period and be brought before a court of competent jurisdiction within two-hundred forty (240) days following the Closing. Investor shall have no liability to any other party to this Agreement for a breach of any representation or warranty (i) unless the valid claims for all such breaches collectively aggregate more than the Minimum Claim Amount, in which event the full amount of all valid claims aggregating in excess of the Minimum Claim Amount shall be actionable, up to the Representation Cap, and (ii) unless Investor is timely notified, if applicable, and unless such claim is timely brought before a court of competent jurisdiction. Investor shall not be liable to the Partnership, Astor or Equitable if such party's claim is satisfied from any insurance policies (it being agreed to by Investor that neither the Partnership, Astor or Equitable shall have any obligation to carry any insurance or to first seek recovery from any insurance policies). Investor shall have no liability with respect to any of the Investor's representations, warranties and covenants herein if, prior to the Closing, the Partnership, Astor or Equitable has knowledge of any breach of a covenant of Investor herein, or the Partnership, Astor or Equitable obtains knowledge, from whatever source, that contradicts any of Investor's representations, warranties and covenants herein, and the Partnership, Astor or Equitable nevertheless consummate the transaction contemplated by this Agreement. All other representations, warranties, covenants and agreements made or undertaken by Investor in this Agreement, unless otherwise specifically provided herein, shall not survive the Closing.

          (c) SURVIVAL - ASTOR'S AND EQUITABLE'S REPRESENTATIONS. The representations and warranties of Astor and Equitable, as updated by the certificates of Astor and Equitable to be delivered to Investor at Closing, set forth in SECTIONS 5.3(a), (b) and (c) and SECTIONS 5.4(a), (b) and (c), respectively, shall survive Closing for a for a period of one (1) year from the Closing, and any claim by Investor on account of a breach of any such representations and warranties permitted hereunder must be brought before a court of competent jurisdiction within such one (1) year; the remaining representations and warranties of Astor and Equitable set forth in SECTION 5.3 and SECTION 5.4, respectively, shall survive the Closing for the period of one-hundred eighty (180) days from the Closing, and written notice containing a description of the specific nature of such breach of any such representations and warranties permitted hereunder must be given to Astor and/or Equitable, as the case may be, within such one-hundred eighty (180) day period and be brought before a court of competent jurisdiction within two-hundred forty (240) days following the Closing. Astor and/or Equitable, as the case may be, shall have no liability to Investor for a breach of any representation or warranty (i) unless the valid claims for all such breaches collectively aggregate more than the Minimum Claim Amount, in which event the full amount of all valid claims aggregating in excess of the Minimum Claim Amount shall be actionable, up to the Representation Cap, and (ii) unless Astor and/or Equitable, as the case may be, is/are timely notified, if applicable, and unless such claim is timely brought before a court of competent jurisdiction. Astor and Equitable shall not be liable to Investor if Investor's claim is satisfied from any insurance policies, service contracts or from the Leases (it being agreed to by the Partnership that Investor shall have no obligation to carry such insurance or to first seek recovery from such insurance policies, service contracts and Leases, as the case may be). Astor and Equitable shall have no liability with respect to any of their respective representations, warranties and covenants herein if, prior to the Closing, Investor has knowledge of any breach of a covenant of Astor's and/or Equitable's, as the case may be, or Investor obtains knowledge, from written materials, that contradicts any of the Astor's and/or Equitable's representations, warranties and covenants herein, and Investor nevertheless consummates the transaction contemplated by this Agreement. All other representations, warranties, covenants and agreements made or undertaken by Astor and Equitable in this Agreement, unless otherwise specifically provided herein, shall not survive the Closing. As is more particularly set forth in SECTION 4.5(d) of this Agreement, Equitable agrees to pay to Fee Owner or Investor (as Investor may designate) on behalf of Astor all amounts owed, if any, by Astor pursuant to this SECTION 5.5(c), which obligation shall survive the Closing; accordingly, except to the extent procedurally necessary to pursue and maintain any valid claim, Investor hereby waives the right to sue or make any claims pursuant to this SECTION 5.5(c) against any party (which shall include, but not be limited to, the Reconstituted Partnership, the Reconstituted New GP and the Limited Partners) other than Equitable.

     5.6  KNOWLEDGE DEFINED.

          (a) KNOWLEDGE OF THE PARTNERSHIP. References to "the knowledge of the Partnership" (or similar constructs thereof) shall refer only to the actual knowledge of the Designated Employees (as hereinafter defined) of Lend Lease Real Estate Investments, Inc. ("LLREI"), an advisor to Equitable, and shall not be construed to impose upon such Designated Employees any duty to investigate the matter to which such actual knowledge, or the absence thereof, pertains. As used herein, the term "DESIGNATED EMPLOYEES" shall refer to the individuals identified on SCHEDULE 5.6.

          (b) KNOWLEDGE OF INVESTOR. References to "Investor has knowledge" (or similar constructs thereof) shall refer only to the actual knowledge of the Designated Investor Employees (as hereinafter defined) of Investor (or its affiliates) and shall not be construed to impose upon such Designated Employees any duty to investigate the matter to which such actual knowledge, or the absence thereof, pertains. As used herein, the term "DESIGNATED INVESTOR EMPLOYEES" shall refer to Marc Holliday, Andrew Levine, Andrew Mathias and Linda Lucerino.

                                   ARTICLE VI

                    COVENANTS RELATING TO CONDUCT OF BUSINESS

     6.1 CONDUCT OF BUSINESS. From the Execution Date until the Closing, the Partnership shall (and Astor shall cause the Partnership to) conduct its business and operate and maintain the Premises in the ordinary course and in substantially the same manner as heretofore conducted.

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

Without limiting the generality of the foregoing, other than (i) as is permitted or contemplated by this Agreement or (ii) with the written consent of Investor, from the Execution Date until the Closing, the Partnership shall, and Astor shall cause the Partnership to:

          (a) duly and timely file, in the case of Material Tax Returns, all reports, tax returns and other documents required to be filed with federal, state, local and other authorities, subject to extensions permitted by law;

          (b) not declare, set aside or pay any dividend or other distribution with respect to any of the partnership interests in the Partnership;

          (c)  INTENTIONALLY DELETED;

          (d)  INTENTIONALLY DELETED;

          (e) not amend any term of any of document affecting the Existing Mortgage Debt which would materially, adversely effect the ability of the Partnership to consummate the transaction contemplated hereby or which would materially and adversely affect Investor's rights hereunder, except as is expressly permitted by this Agreement;

          (f) not amend in any respect any of the Partnership Organizational Documents in a manner which would materially, adversely effect the ability of the Partnership to consummate the transaction contemplated hereby or which would materially and adversely affect Investor's rights hereunder, except as is expressly permitted by this Agreement;

          (g)  INTENTIONALLY DELETED;

          (h) not borrow any money or enter into any indebtedness for borrowed money (other than incidental trade debt incurred in the ordinary course) which would impose any obligation on the Partnership after Closing, which would otherwise materially and adversely affect Investor's rights hereunder or which would establish another class of debt holders (other than the holders of incidental trade debt incurred in the ordinary course) that would be entitled to approve the transactions contemplated hereby, except in accordance with the Existing Mortgage Debt or which is otherwise permitted pursuant to ARTICLE XVI of this Agreement;

          (i) not (x) settle any tax certiorari proceeding with respect to the Property affecting the year in which the Closing occurs or any subsequent year without the prior written consent of Investor (which consent shall not be unreasonably withheld or delayed) or (y) allocate any refund in fact obtained on account of any tax certiorari proceeding to any particular tax year without first consulting with Investor, it being agreed, however, that notwithstanding any such consulting that may occur, the Partnership may allocate any such refunds to any year or years which the Partnership chooses, in its sole and absolute discretion;

          (j) not acquire or enter into any option or agreement to acquire, any real property;

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

          (k) not approve or consent to the sale or transfer of any limited partnership interest in the Partnership by any of the Limited Partners except to the extent, if any, required by the Existing Partnership Agreement;

          (l) not authorize any of, or commit or agree to take any of, the foregoing actions except as otherwise permitted by this Agreement;

          (m) keep Investor reasonably apprised, from time to time and promptly after request from Investor, as to (i) the status of the Limited Partner Consents (including, but not limited to, providing Investor with copies of any executed ballots received by the Partnership), (ii) the status of the Bankruptcy Proceeding, and (iii) material developments at the Property;

          (n) subject to the provisions of SECTION 6.6 of this Agreement, not enter into any new lease of space, license or other occupancy arrangement at the Premises or materially amend, modify or terminate any existing Lease;

          (o) not enter into any new management, service, telecommunications, information service and maintenance contract affecting the Property or the operation thereof (each, a "NEW SERVICE CONTRACT") or materially amend any existing Service Contract which will survive the Closing or is not terminable upon thirty (30) days' notice without penalty, without first obtaining Investor's prior consent, which consent may be withheld in Investor's sole discretion; PROVIDED, HOWEVER, (i) the Partnership may enter into any New Service Contract or materially amend any existing Service Contract which will not survive the Closing or is terminable upon thirty (30) days' prior notice without penalty, without Investor's prior consent, and (ii) if the Partnership made reasonable efforts to cause any New Service Contract or any material amendment to any existing Service Contract to be terminable upon thirty (30) days' notice without penalty but was unable to do so, then the Partnership may only enter into such New Service Contract or material amendment of an existing Service Contract with Investor's prior written consent, but such consent shall not be unreasonably withheld or conditioned and shall be deemed granted if not reasonably withheld or conditioned within five (5) business days following receipt by Investor of a request therefor;

          (p) not terminate the Viacom Lease, or bring any proceeding by reason of a default under the Viacom Lease, other than with the prior written consent of Investor, such consent not to be unreasonably withheld, conditioned or delayed; PROVIDED, HOWEVER, Investor hereby consents to the Partnership commencing a proceeding to compel Viacom to comply with the provisions of the Viacom Lease to deliver the Viacom Estoppel and to take the actions required pursuant to SECTION 8.4 of this Agreement;

          (q) use commercially reasonable efforts to keep and perform in all material respects all of the obligations to be performed by the landlord under the Leases; and

          (r) not prepay (other than as part of regularly scheduled payments of principal and interest or in connection with any other required payment) all or any portion of the Existing Mortgage Debt.

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     6.2  INVESTOR'S COVENANTS.

          (a) From the Execution Date until the Closing, Investor shall either maintain Investor's Financing Commitment in full force and effect (and without any material modification thereto that would be binding upon Equitable or otherwise materially and adversely affect the ability of Investor or Equitable to consummate this transaction) or have obtained another commitment (a "SUBSTITUTE COMMITMENT") to fund to Investor at Closing an amount of not less than Three Hundred Thirty-Five Million and No/100 Dollars ($335,000,000.00) of non-recourse (other than customary recourse carve-outs) indebtedness (which by its terms does not contain any conversion into equity feature or equity kicker) in order to consummate this transaction, which commitment must be assignable to Equitable to the same extent as Investor's Financing Commitment, and otherwise reasonably satisfactory to Equitable; PROVIDED, FURTHER, Investor shall not terminate (or modify in any material manner that would be binding upon Equitable or otherwise materially and adversely affect the ability of Investor or Equitable to consummate this transaction) Investor's Financing Commitment (or a Substitute Commitment, as the case may be) without giving Equitable at least ten
(10) business days' prior written notice thereof. If Investor shall at any time notify Lender (it being agreed that a copy of such notice shall be delivered simultaneously to Equitable) that Investor is terminating Investor's Financing Commitment (or a Substitute Commitment, as the case may be), then simultaneously with the Partnership, Astor and Equitable jointly delivering to Investor and Escrow Agent an irrevocable instruction authorizing the release of all of the Earnest Money (or, if applicable, such lesser portion thereof as shall be returnable to Investor under SECTION 15.2 of this Agreement), Investor shall execute and deliver to Equitable an assignment of the applicable commitment (which assignment shall be in form and substance reasonably and mutually acceptable to Investor, Equitable and Lender). Investor's obligations set forth in this SECTION 6.2(a) with respect to the assignment of Investor's Financing Commitment or a Substitute Commitment, as the case may be, shall survive a termination of this Agreement.

          (b) Investor shall provide information reasonably requested by the Partnership or Equitable and use commercially reasonable efforts to cooperate with Equitable, Astor and the Partnership in their respective efforts to obtain the Minimum Required Consents and in the context of the Bankruptcy Proceeding, to cause the Bankruptcy Court to issue the Confirmation Order; PROVIDED, HOWEVER, Investor shall not be obligated to cooperate with Equitable, Astor and the Partnership if in Investor's commercially reasonable judgment based upon the advice of counsel such cooperation may cause material liability on the part of Investor to the Limited Partners. In connection with the foregoing, Investor shall, as an example only and not by way of limitation, (i) provide information, to the extent in Investor's possession, which is required to be provided or would customarily be provided in transactions of this nature, and (ii) otherwise cooperate in good faith with the Bankruptcy Court, the Limited Partners and any other third parties in connection with their respective decision making processes in relation to this transaction.

     6.3 SOLICITATION OF LIMITED PARTNER CONSENTS. The Partnership and Astor shall use commercially reasonable efforts to solicit the Limited Partner Consents, and Investor shall use commercially reasonable efforts to cooperate with the Partnership and Astor in regard thereto, all in accordance with the provisions of and as is more particularly set forth in SECTION 6.2(b) and

                                       49
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SECTION 14.5 of this Agreement.

     6.4 LIABILITY REGARDING COVENANTS. Except for such party's willful breach, bad-faith default or willful misconduct, neither the Partnership, Astor nor Investor shall be responsible or otherwise liable under this Agreement in any manner whatsoever for the failure or inability to obtain the Limited Partner Consents.

     6.5 BANKRUPTCY. Notwithstanding anything contained in this ARTICLE VI to the contrary, but subject to and in accordance with the provisions of ARTICLE XIV hereof, the Partnership shall make the Bankruptcy Filing in accordance with this Agreement and the making of such filing and the continuation of the Partnership's bankruptcy case conducted in accordance with this Agreement shall not be a breach of any covenant set forth in this ARTICLE VI or elsewhere in this Agreement. Astor shall not, and Equitable covenants that it shall neither cause nor permit Astor to, file for bankruptcy.

     6.6 PERMITTED LEASING AFTER EXECUTION DATE. Notwithstanding anything to the contrary contained in this ARTICLE VI or elsewhere in this Agreement, the Partnership shall have the unrestricted right, from and after the Execution Date, to enter into new Leases or to renew and/or extend the term of existing Leases for space in the Improvements, in each case so long as such Leases, renewals or extensions comply in all material respects with those certain leasing guidelines set forth in SCHEDULE 6.6 (the "LEASING GUIDELINES"). The Partnership shall not enter into any new Leases or renew and/or extend the term of existing Leases (except to the extent required by the terms thereof) for space in the Premises which do not comply with the Leasing Guidelines (each, a "NON-CONFORMING LEASE") without Investor's prior written consent, which consent shall not be unreasonably withheld if (x) such Non-Conforming Lease is reasonably consistent with the Leasing Guidelines and (y) the term of such Non-Conforming Lease complies with the Leasing Guidelines (but subject to the remaining provisions of this SECTION 6.6). Investor shall grant or withhold its consent within five (5) business days following receipt by Investor of a Term Sheet (as hereinafter defined) for the Non-Conforming Lease, failing which, the Partnership shall have the right to deliver a two (2) business day notice stating that if Investor fails to respond within such two (2) business day period, Investor shall have permanently waived its right to withhold its consent to the Non-Conforming Lease identified in the applicable Term Sheet and Investor shall be deemed to have consented thereto. As used in this Agreement, "TERM SHEET" shall mean either (i) a proposed form of lease for the proposed tenant or
(ii) a document listing (x) the name of any proposed tenant (and any guarantor(s)), and (y) the same type of information with respect to the applicable lease as is shown on the Leasing Guidelines. If Investor consents or is deemed to consent to any Non-Conforming Lease based upon a Term Sheet, the Partnership may only enter into such Non-Conforming Lease if on terms substantially similar to those set forth in the Term Sheet and on a form of lease substantially similar to the form approved by Investor (subject to changes thereto approved in advance by Investor, such approval not to be unreasonably withheld and deemed granted if not withheld in writing within three (3) business days following request therefor). If such Major Lease is not on terms substantially similar to those in the Term Sheet and on a form of lease substantially similar to the form approved by Investor (subject to commercially reasonable changes thereto), then the Partnership shall re-submit such Term Sheet (and lease) to Investor for its approval in accordance with the provisions of this SECTION 6.6. In addition to the foregoing, and notwithstanding anything in this Agreement to the contrary, (A) the Partnership may terminate, cancel or annul any Lease at the Premises if in connection with such termination the Partnership shall enter into a new lease for such space (or a new lease for a reasonably equivalent amount of square footage elsewhere) at the Premises which conforms to the Leasing Guidelines and (B) if any tenant at the Premises shall be in default under its lease of its obligation to pay rent or any additional sums thereunder (beyond all applicable notice and cure periods, if any), the Partnership may, in its sole discretion, commence an action against the applicable tenant (or any applicable guarantor) to collect such sums and/or seek to terminate such tenancy and the applicable lease on account of such non-payment; PROVIDED, HOWEVER, unless and until any such tenancy and lease is so terminated, the Partnership agrees that from and after the Execution Date it shall not draw down upon any security deposits being held by it (or the Property Manager) under any leases at the Property. From and after the First Measurement Date until a termination of this Agreement, Investor may (in the name of the Partnership, not as the Partnership's agent and acting as an outside, unaffiliated third-party broker) seek to procure tenants to lease unoccupied or vacant (or soon to be unoccupied or vacant) space at the Premises, and to the extent any such potential tenant is procured, the Partnership shall reasonably cooperate with Investor in its leasing efforts to the same extent as the Partnership would with an outside, unaffiliated third-party broker, which may include, without limitation, permitting Investor to show the applicable space to the potential tenant, providing Investor and the potential tenant with information on and about the Improvements and providing pricing information on the applicable space. If the Closing shall not have occurred by July 31, 2002, then the parties shall use good faith efforts to review and modify the Leasing Guidelines on terms mutually and reasonably acceptable to the parties hereto; it being agreed, however, that unless and until revised Leasing Guidelines are mutually agreed to by all of the parties hereto, the Leasing Guidelines annexed hereto shall continue in full force and effect, and the proviso containing CLAUSE (x) and CLAUSE (y) above in this SECTION 6.6 and relating to the approval of Non-Conforming Leases shall not apply.

     6.7 COVENANTS REGARDING SERVICE CONTRACTS. At the Closing, the Partnership shall (x) execute and serve a notice of termination on the parties to all Service Contracts (except those, if any, which Investor notifies the Partnership of at least thirty (30) days prior to the Closing that it wishes to assume) for which the Partnership had not previously served a notice of termination, and (y) deliver copies to Investor of any termination notices served prior to the Closing. With respect to any of the Service Contracts for which there is a balance of a contractual termination period extending after the Closing Date, the Partnership shall assign and Fee Owner shall assume, pursuant to the Assignment of Service Contracts (as hereinafter defined), each such Service Contract that survives the Closing, but such assumption shall be limited to the balance of the contractual termination period thereunder that extends beyond the Closing Date. If there is any termination fee payable on or in connection with, or other amount outstanding under, any Service Contract, the full amount outstanding, if any, on the Closing Date shall be a credit against the Notional Consideration at Closing. Notwithstanding the foregoing, (i) those certain agreements affecting the Property with Jones Lang LaSalle Americas, Inc., as successor-in-interest to Compass Management and Leasing, Inc. (collectively, "JLL"), Collins Building Service and Allied Security shall all be terminated effective as of the Closing Date, with no period thereunder surviving the Closing, and (ii) the Partnership shall endeavor to deliver (at no cost or expense to the Partnership, Astor or Equitable) to Investor at the Closing a further

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agreement executed by JLL, pursuant to which JLL waives all rights, if any, in and to any future commissions, compensation and other payments related to leasing and licensing activity at the Premises, including, without limitation, the renewal or extension of any space leases or the leasing or licensing of any space whether pursuant to an existing right or otherwise, other than those commissions set forth on SCHEDULE 6.7.

     6.8 IATSE SPACE. Subject to the terms and conditions of this SECTION 6.8, the Partnership agrees that from and after the First Measurement Date it shall use commercially reasonable efforts to cause one of the contractors listed on
SCHEDULE 6.8-1 (collectively, the "APPROVED IATSE CONTRACTORS") to perform that certain remediation and abatement work set forth on SCHEDULE 6.8-2 (the "IATSE WORK") to the space formerly occupied by IATSE at the Premises. Promptly following (i) the First Measurement Date, the Partnership shall (x) submit a request for bids to the Approved IATSE Contractors to perform the IATSE Work, and (y) upon the expiration of the bidding process, negotiate a contract (the "IATSE CONTRACT") to perform the IATSE Work with the Approved IATSE Contractor that prevailed in the bidding process (it being acknowledged by Investor that such bidding process shall be conducted by the Partnership pursuant to its ordinary business practices and the selection of the prevailing Approved IATSE Contractor shall be made by the Partnership in its sole discretion), and (ii) the date that the IATSE Contract is in a form which the Approved IATSE Contractor and the Partnership are prepared to execute (which contract, including all warranties and indemnities thereunder, the Partnership shall endeavor to make assignable to Fee Owner), the Partnership shall deliver a copy of such contract to Investor. Investor shall have three (3) business days following receipt of such contract to advise the Partnership if it approves thereof. If Investor timely delivers notice approving the IATSE Contract then the Partnership shall be authorized to commence and perform the IATSE Work pursuant thereto and receive a credit at the Closing equal to any amounts incurred or expended under the IATSE Contract. If Investor fails to timely respond or Investor disapproves of the IATSE Contract, then the Partnership shall have no obligation to use commercially reasonable efforts to perform the IATSE Work or take any other action pursuant to this SECTION 6.8. Notwithstanding anything in this SECTION 6.8 or elsewhere in this Agreement to the contrary, Investor hereby acknowledges that (A) the Partnership is not obligated to commence or complete (to the extent started) the IATSE Work at any time or prior to Closing, and nothing contained in (and no claims related to) this SECTION 6.8 shall serve as grounds for Investor to refuse to close this transaction on the Closing Date, including, without limitation, any claims by any other tenants at the Improvements related to the performance of the IATSE Work or any claims by Investor that the IATSE Work was not performed in accordance with applicable law or any other applicable rule or regulation, and
(B) the Partnership, Astor and Equitable shall have no liability whatsoever (both before and after Closing) to Investor, Mezzanine LLC and FEE Owner on account of the Partnership's performance or non-performance of the IATSE Work. At the Closing, if all or any portion of the IATSE Work was performed, the Partnership shall be entitled to a credit to the Notional Consideration equal to the amount of out-of-pocket fees, costs and expenses incurred by the Partnership to perform the IATSE Work (or any portion thereof) and any amounts paid under the IATSE Contract.

     6.9 CLASS E VIOLATIONS. From and after the Execution Date, the Partnership shall continue to prosecute in the ordinary course and in substantially the same manner as heretofore conducted the removal of those certain so-called "Class E Fire Department" violations recorded

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

against the Premises and identified on SCHEDULE 6.9 (together, the "CLASS E VIOLATIONS") annexed hereto. If the Class E Violations shall not be removed of record at or prior to the Closing, then Equitable agrees that it shall, at its sole cost and expense, continue after the Closing to prosecute the removal of the Class E Violations from the record against the Premises until same are in fact removed. The obligations set forth in this SECTION 6.9 shall survive the Closing.

     6.10 EXCLUSIVITY. Neither Astor, the Partnership or Equitable shall, after the Execution Date and prior to the day that the Bankruptcy Filing is made, offer for sale or solicit offers to sell, or conduct negotiations with any party that has heretofore offered or may hereafter offer to purchase, the Property, the mortgages encumbering the Property, or any partnership interest in the Partnership, or negotiate or accept any such offers. Notwithstanding the foregoing, Astor and Equitable may take any and all actions they deem reasonable or necessary to comply with their Fiduciary Obligations (as hereinafter defined).

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                                  ARTICLE VII

                              CONDITIONS TO CLOSING

     7.1 CONDITIONS TO OBLIGATIONS OF THE PARTIES. The respective obligation of each of the parties hereto to consummate the transactions contemplated hereby shall be subject to the satisfaction of each of the following conditions:

          (a) MINIMUM REQUIRED CONSENTS. The Minimum Required Consents (as hereinafter defined) shall have been obtained.

          (b) SIMULTANEOUS CLOSING OF THE REFINANCING OF THE CHASE MORTGAGE LOAN. The closing of the re-financing or purchase of the Chase Mortgage Loans shall occur simultaneously with the Closing in accordance with the provisions of the Chase Consent and this Agreement.

          (c) FINAL ORDER OR DISMISSAL OF BANKRUPTCY PROCEEDING. The Confirmation Order shall have become a Final Order (as such term is defined in the Plan); PROVIDED, HOWEVER, if either Investor or Equitable shall have elected pursuant to SECTION 14.4(c) or SECTION 14.4(d) of this Agreement, respectively, to seek dismissal of the Bankruptcy Proceeding (which election was not withdrawn prior to such dismissal) and thereafter close without obtaining the prior approval of the Bankruptcy Court, then obtaining the Confirmation Order and the Confirmation Order becoming a Final Order shall no longer be a condition to Closing (and the parties hereto shall be deemed to have waived the requirement to obtain the Confirmation Order and the Confirmation Order becoming a Final Order), and instead, the mere dismissal of the Bankruptcy Proceeding shall constitute the condition to Closing required pursuant to this SECTION 7.1(c).

          (d) CHASE CONSENT. The Chase Consent (as hereinafter defined) shall have been obtained.

          (e) NO INJUNCTIONS OR LEGAL RESTRAINTS. No temporary restraining order, preliminary or permanent injunction or other order or decree issued by any court of competent jurisdiction or other legal restraint or prohibition (collectively, "LEGAL RESTRAINTS") that has the effect of preventing the consummation of the transaction contemplated hereby shall be in effect; PROVIDED, HOWEVER, that each of the parties shall have used its reasonable best efforts to prevent the entry of any such Legal Restraint and to appeal as promptly as possible any such Legal Restraint that may be entered.

          (f) OBLIGATIONS OF RECONSTITUTED NEW GP. Contemporaneously with the Closing and in the order required pursuant to SECTION 1.6(b) of this Agreement, the Reconstituted New GP shall execute on its behalf, as attorney-in-fact for the Limited Partners and as the duly authorized general partner of the Reconstituted Partnership, the Restated Mezzanine LLC Operating Agreement, the Fee Owner Operating Agreement and the Tax Protection Agreement.

     7.2 ADDITIONAL CONDITIONS TO OBLIGATIONS OF INVESTOR. The obligation of Investor to consummate the transactions to be performed by it in connection with this Agreement is subject

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to the satisfaction (or waiver by Investor) of the following conditions:

          (a) ACCURACY OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made by the Partnership, Astor and Equitable contained in SECTION 5.1, SECTION 5.3 and SECTION 5.4, respectively, (i) not qualified in any respect as to materiality shall be true and correct in all material respects; and
(ii) qualified in any respect as to materiality shall be true and correct in all respects, in each case, as of the date of this Agreement and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of the Closing Date, except for representations and warranties that are made as of a specified date or time, which, if not qualified in any respect as to materiality, shall be true and correct in all material respects only as of such specific date or time, and, if qualified in any respect as to materiality, shall be true and correct in all respects only as of such specific date or time.

          (b) COMPLIANCE WITH COVENANTS. Astor, the Partnership and Equitable shall have performed in all material respects all obligations and agreements, and complied in all material respects with covenants, contained in this Agreement to be performed or complied with it prior to the Closing Date.

          (c) OFFICER'S CERTIFICATE. Astor, the Partnership and Equitable shall have delivered to Investor a certificate representing and warranting that each of the conditions specified in SECTIONS 7.2(a) and (b) are satisfied in all respects.

          (d) ESTOPPELS. The Partnership shall have delivered the Viacom Estoppel and the Estoppel Certificates, to the extent required pursuant to
SECTION 8.2(b) of this Agreement.

          (e) VIACOM BANKRUPTCY. Viacom shall not then be subject to any on-going bankruptcy, insolvency or other proceeding of a similar nature in any domestic or foreign jurisdiction.

          (f) ASTOR BANKRUPTCY. Astor shall not then be subject to any on-going bankruptcy, insolvency or other proceeding of a similar nature in any domestic or foreign jurisdiction.

          (g) TITLE. Title to the Premises shall be in the condition required pursuant to SECTION 2.2 of this Agreement.

     7.3 ADDITIONAL CONDITIONS TO OBLIGATIONS OF ASTOR, THE PARTNERSHIP AND EQUITABLE. The obligation of each of Astor, the Partnership and Equitable to consummate the transactions to be performed by it in connection with this Agreement is subject to the satisfaction (or waiver by Astor, the Partnership and Equitable) of the following conditions:

          (a) ACCURACY OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made by Investor contained in SECTION 5.2, (i) not qualified in any respect as to materiality shall be true and correct in all material respects; and (ii) qualified in any respect as to materiality shall be true and correct in all respects, in each case, as of the date of this Agreement and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of the Closing Date, except for representations and warranties that are made as of a specified date or time, which, if not qualified in any respect as to materiality, shall be true and correct in all material respects only as of such specific date or time, and, if qualified in any respect as to materiality, shall be true and correct in all respects only as of such specific date or time.

          (b) COMPLIANCE WITH COVENANTS. Investor shall have performed in all material respects all obligations and agreements, and complied in all material respects with covenants, contained in this Agreement to be performed or complied with by Investor prior to the Closing Date.

          (c) OFFICER'S CERTIFICATE. Investor shall have delivered to Astor, the Partnership and Equitable a certificate representing and warranting that each of the conditions specified in SECTIONS 7.3(a) and (b) is satisfied in all respects.

                                  ARTICLE VIII

                        ESTOPPEL CERTIFICATES/VIACOM SNDA

     8.1 FORM OF ESTOPPEL CERTIFICATES. The Partnership shall deliver (x) to Viacom, no later than three (3) business days following the Execution Date, an estoppel certificate in the form annexed hereto as EXHIBIT 8.1-1 (the "VIACOM ESTOPPEL FORM") and (y) to all other tenants at the Premises, at any time after the Execution Date that the Partnership may elect, in its sole discretion, an estoppel certificate in the form annexed hereto as EXHIBIT 8.1-2 (the "GENERAL TENANT ESTOPPEL FORM"); PROVIDED, HOWEVER, if the Partnership fails, after requesting, to obtain an estoppel certificate on the General Tenant Estoppel Form from any tenant (other than Viacom), Investor shall accept an estoppel certificate from such tenant in the form which each tenant is obligated to deliver pursuant to its Lease or in any other form otherwise satisfactory to Investor in its sole and absolute discretion. Any estoppel certificates conforming to the requirements set forth in the immediately preceding sentence shall satisfy the conditions of this SECTION 8.1, (I) if same are dated no earlier than ninety (90) days prior to the Closing (except that such ninety (90) day period shall not apply to the Viacom Estoppel), and (II) unless such estoppel certificates contain disclosures (other than those which Investor has knowledge of or which are otherwise disclosed in this Agreement) which in the aggregate (when considered together with the breaches by the Partnership, if any, of any other matters under this Agreement which are subject to the Material Adverse Effect standard) would have a Material Adverse Effect, reveal a breach of any representation, warranty made by the Partnership in SECTION 5.1 of this Agreement which would have a Material Adverse Effect or reveal a material breach of a covenant of the Partnership set forth in ARTICLE VI of this Agreement which would have a Material Adverse Effect. The estoppel certificates conforming to the provisions of this SECTION 8.1 and required to be obtained pursuant to
SECTION 8.2 are individually referred to as an "ESTOPPEL CERTIFICATE," and collectively referred to as the "ESTOPPEL CERTIFICATES." Upon written request from time to time prior to the Closing, the Partnership shall deliver to Investor copies of all estoppel certificates received by tenants in the form received by the Partnership.

     8.2  ESTOPPEL CERTIFICATES DUE.

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

          (a) As a condition to Investor's obligations at Closing, the Partnership shall obtain and deliver to Investor an Estoppel Certificate from Viacom on the Viacom Estoppel Form (the "VIACOM ESTOPPEL"), which Estoppel Certificate shall be subject to SECTION 8.1 of this Agreement and, furthermore, which Investor acknowledges may also describe some or all of the disclosures set forth on the Viacom Disclosure Schedule. The Partnership shall endeavor to cause the Viacom Estoppel to be dated no earlier than sixty (60) days prior to the Closing (it being acknowledged and agreed to by Investor that the Partnership shall have no obligation whatsoever to cause the Viacom Estoppel to be dated within sixty (60) days or less of the Closing Date, and the failure of such event to occur shall in no way affect Investor's obligations under this Agreement). After delivering the Viacom Estoppel in accordance with this SECTION 8.2(a), the Partnership shall have no obligation to obtain a new estoppel certificate from Viacom or update the Viacom Estoppel in any manner at any time thereafter or in connection with the Closing, but if the Viacom Estoppel shall be dated earlier than sixty (60) days prior to the Closing, the Partnership shall request (at such time as the Partnership deems it reasonably likely, in its sole discretion, that the Closing will occur within sixty (60) days therefrom) that Viacom execute an updated Viacom Estoppel in the same form (except for those items affected by the passage of time)(such updated estoppel certificate, an "UPDATED VIACOM ESTOPPEL") as Viacom shall have originally delivered to the Partnership and which complied with the provisions of SECTION
8.1 above and the first sentence of this SECTION 8.2(a); if Viacom shall fail to deliver an Updated Viacom Estoppel dated no earlier than sixty (60) days prior to the Closing, then the Partnership shall execute and deliver the Viacom Date-down Certificate at Closing. If the Viacom Estoppel is not obtained by the Closing Date, then Investor shall have the right to terminate this Agreement by giving written notice (the "VIACOM TERMINATION NOTICE") to the Partnership, in which event the Earnest Money shall be returned to Investor, Equitable shall be obligated to reimburse Investor for 50% of the PH Fees (up to One-Hundred Twenty-five Thousand and No/100 Dollars ($125,000.00)) and thereafter none of the parties hereto shall any further liabilities or obligations to each other, except for those provisions of this Agreement which expressly survive such termination. If Investor does not elect to terminate this Agreement on the Closing Date pursuant to this SECTION 8.2(a), Investor shall be deemed to have elected to proceed to the Closing, in which event (A) the delivery of the Viacom Estoppel at Closing shall no longer be a condition to Investor's obligations to close this transaction, and (B) the Closing shall occur and Investor shall not be entitled to any credit or offset against or reduction of the Notional Consideration due to the failure of the Viacom Estoppel to be delivered. The remedy afforded the Investor set forth in this SECTION 8.2(a) for the failure of the Viacom Estoppel to be delivered on or before the Closing shall be the Investor's sole and exclusive remedies for failure of the Viacom Estoppel to be delivered at Closing, and Investor hereby waives its right on account of such failure to make any claim pursuant to SECTION 9.2 of this Agreement, other than any rights to sue for specific performance under SECTION 9.2(a) to compel the Partnership to perform its obligations under SECTION 8.1, SECTION 8.2 and
SECTION 8.4 of this Agreement to the extent the Partnership shall have failed to perform same. Investor hereby agrees and acknowledges that the delivery of the Updated Viacom Estoppel is not a condition to Investor's obligations at Closing.

          (b) As a condition to Investor's obligations at Closing, the Partnership shall obtain and deliver to Investor on or prior to Closing an Estoppel Certificate from those tenants leasing at least fifty (50%) percent of the remaining square footage of the Property leased on the

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Execution Date, after deducting from the total square footage of the Property the square footage occupied by Viacom and Loews Astor Plaza, a tenant at the Premises.

     8.3 VIACOM SNDA. The Partnership shall endeavor to obtain and deliver to Investor (for the benefit of Fee Owner's lenders) on or prior to Closing a subordination, non-disturbance and attornment agreement executed by Viacom in such form as is provided for in the Viacom Lease (the "VIACOM SNDA"), it being agreed, however, that the delivery of the Viacom SNDA is not a condition to Investor's obligations at Closing.

     8.4 NOTICE AND PROCEEDINGS. If Viacom shall fail to deliver to the Partnership the Viacom Estoppel or the Updated Viacom Estoppel within the time periods for providing same pursuant to the Viacom Lease, then the Partnership shall promptly thereafter, in accordance with the applicable provisions of the Viacom Lease, deliver to Viacom a notice of default and to cure with respect thereto which, in substance, shall (i) recite the specific nature of Viacom's default in failing to deliver an estoppel certificate in accordance with the requirements of the Viacom Lease, and (ii) notify Viacom that, in the event Viacom fails to cure such default by delivering an estoppel in accordance with the requirements of the Viacom Lease within the cure period applicable to such default under the Viacom Lease, the Partnership reserves its right to exercise all rights and remedies available under the Viacom Lease, including, without limitation, the right to terminate the Viacom Lease (it being agreed that the Partnership will consult with Investor as to the form of such notice of default and cure). If after the giving of such notice and the expiration of all applicable cure periods Viacom shall have failed to deliver the Viacom Estoppel or the Updated Viacom Estoppel, then the Partnership shall commence (no later than five (5) business days following the expiration of all applicable notice and cure periods) and diligently prosecute a proceeding to compel Viacom to comply with the provisions of the Viacom Lease requiring it to provide the Viacom Estoppel or the Updated Viacom Estoppel, as the case may be. If Viacom shall commence a legal proceeding against the Partnership relating to the notice of default, the Partnership shall, as part of such proceeding, timely request the applicable court having jurisdiction thereover to order Viacom to deliver the Viacom Estoppel or the Updated Viacom Estoppel, as the case may be, and to order dismissal of the action in favor of the Partnership. If, on the Closing Date, any proceeding shall be on-going with respect to the Updated Viacom Estoppel, the Partnership shall execute such documents as Investor shall reasonably request and otherwise reasonably cooperate with Investor (and Fee Owner), at Investor's sole cost and expense, to have Fee Owner substituted into such proceeding as the Partnership's successor-in-interest and new landlord under the Viacom Lease.

                                   ARTICLE IX

                      DEFAULT AND OTHER TERMINATION MATTERS

     9.1 DEFAULT BY INVESTOR. If all conditions to Investor's obligations to close the transaction hereunder on the Closing Date have been satisfied in all material respects and Investor fails to consummate the transaction under this Agreement (it being agreed that until such time, subject only to the provisions of SECTION 14.5 of this Agreement, Investor shall in no event be deemed in breach or default under this Agreement to such an extent as to entitle the Partnership to terminate this Agreement) for any reason other than the Partnership's, Astor's or

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

Equitable's default or a permitted termination of this Agreement, the Partnership, Astor and/or Equitable shall be entitled, as their sole remedy (to be exercised by Equitable on behalf of the Partnership and Astor, in its sole discretion) to terminate this Agreement and Equitable shall have the right to receive the Earnest Money as liquidated damages for the breach of this Agreement (which amount shall be applied in accordance with SECTION 1.7(c) hereof), it being agreed between the parties hereto that the actual damages to the Partnership, Astor and Equitable in the event of such breach and termination are impractical to ascertain and the amount of the Earnest Money is a reasonable estimate thereof. The foregoing liquidated damages provision shall not apply to Investor's obligations under SECTION 17.1 and/or ARTICLE III, nor shall Investor be entitled to credit or offset the Earnest Money or any portion thereof against any damages suffered by the Partnership, Astor or Equitable by reason of Investor's default with respect thereto. In addition to the foregoing, if this Agreement shall be terminated pursuant to this SECTION 9.1, Investor shall be solely responsible for paying the PH Fees, up to Two-Hundred Fifty Thousand and No/100 Dollars ($250,000.00); PROVIDED, HOWEVER, if the breach or default of Investor causing such termination is finally agreed by all of the parties hereto or adjudicated to be willful, then Investor shall be solely responsible for paying the PH Fees, up to Five Hundred Fifty Thousand and No/100 Dollars ($550,000.00).

     9.2  DEFAULT BY THE PARTNERSHIP, ASTOR OR EQUITABLE.

          (a) In the event that the Partnership, Astor or Equitable willfully breach or willfully default in the performance of any of their respective obligations under this Agreement for any reason other than Investor's default or a permitted termination of this Agreement, Investor shall be entitled, as its sole remedy, either (i) to terminate this Agreement, be reimbursed by Equitable for all of its Diligence and Financing Expenses and the PH Fees, up to the Cap (PROVIDED, HOWEVER, if the breach or default causing such termination is agreed by the parties hereto to be or is adjudicated to be willful and in bad faith, then to the extent the PH Fees exceed the amount of Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00), then notwithstanding that the Cap shall have been reached, the Partnership shall reimburse Investor for up to an additional Three Hundred Thousand and No/100 Dollars ($300,000.00) of the PH Fees, for a total of up to Five Hundred Fifty Thousand and No/100 Dollars ($550,000.00) of PH Fees) and have the Earnest Money returned, and after such reimbursement and return none of the parties hereto shall have any further rights, liabilities or obligations to each other under this Agreement except for those which expressly survive a termination hereof, or (ii) to enforce specific performance of the Partnership's, Astor's and Equitable's obligation to consummate the transaction contemplated hereby. Investor expressly waives its rights to seek damages (other than in connection with any surviving obligations) in the event of the Partnership's, Astor's or Equitable's default hereunder. If Investor fails to file suit for specific performance against the Partnership in a court having jurisdiction in the county and state in which the Property is located, on or before the date that is sixty (60) days following the Outside Closing Date, Investor shall be deemed to have elected to terminate this Agreement, be reimbursed the fees and expenses set forth in CLAUSE (i) above and receive back the Earnest Money, and after such reimbursement and return none of the parties hereto shall have any further rights, liabilities or obligations to each other under this Agreement except for those which expressly survive a termination hereof.

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

          (b) In the event that the Partnership, Astor or Equitable are unable (unless due to such party's willful breach or willful default) to perform any of their respective obligations under this Agreement, Investor shall be entitled, as its sole remedy, to terminate this Agreement and be reimbursed by the Partnership for the PH Fees, up to Two-Hundred Fifty Thousand and No/100 Dollars ($250,000.00) and receive the return of the Earnest Money, and after such return and reimbursement none of the parties hereto shall have any further rights, liabilities or obligations to each other under this Agreement except for those which expressly survive a termination hereof; PROVIDED, HOWEVER, if the Partnership, Astor or Equitable are unable to perform any of their respective obligations under this Agreement solely on account of the Limited Partners not granting the Minimum Required Consents (as hereinafter defined), then Equitable shall not be obligated to reimburse Investor for the PH Fees as required above.

     9.3 POST TERMINATION MATTERS. If Equitable exercises the Equitable Option (as such term is defined in that certain Equitable Option entered into and dated as of the Execution Date), except to the extent procedurally necessary to pursue and maintain any valid claim against Equitable, Investor hereby waives the right to sue or make any claims pursuant to, under or on account of this Agreement against any party (which shall include, but not be limited to, the Reconstituted Partnership, the Reconstituted New GP and the Limited Partners) other than Equitable.

                                    ARTICLE X

                                  RISK OF LOSS

     10.1 MINOR DAMAGE. In the event of loss or damage to the Property or any portion thereof which is not major (as hereinafter defined), this Agreement shall remain in full force and effect provided the Partnership performs all necessary repairs (but subject to the loan documents securing the Chase Mortgage Loans and the Equitable Mortgage Loans) or, at the Partnership's option, causes the Partnership to assign to Fee Owner (to the extent such assignment is necessary) all of the Partnership's right, title and interest to any claims and proceeds the Partnership may have with respect to any casualty insurance policies or condemnation awards relating to the premises in question. In the event that the Partnership elects to perform repairs upon the Property or is required to do so by any lender, tenant, or applicable law or governmental authority, the Partnership shall use reasonable efforts to complete such repairs promptly and the Closing Date shall be extended a reasonable time (but in no event beyond the Outside Closing Date) in order to allow for the completion of such repairs. If the Partnership elects to assign a casualty claim to Fee Owner, the amount equal to the deductible under the Partnership's insurance policy shall be subject to apportionment (entirely in favor of Fee Owner) pursuant to
SECTION 4.4. Upon Closing, full risk of loss with respect to the Property shall pass to Fee Owner.

     10.2 MAJOR DAMAGE. In the event of a major loss or damage, Investor may terminate this Agreement by written notice to the other parties hereto, in which event the Earnest Money shall be returned to Investor. If Investor does not elect to terminate this Agreement within fifteen (15) business days after the Partnership sends Investor written notice of the occurrence of major loss or damage, then Investor shall be deemed to have elected to proceed with Closing, in which event the Partnership shall, at the Partnership's option (but subject to the loan documents

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

securing the Chase Mortgage Loans and the Equitable Mortgage Loans), either (a) perform any necessary repairs, or (b) cause the Partnership to assign (to the extent necessary) to Fee Owner all of the Partnership's right, title and interest to any claims and proceeds the Partnership may have with respect to any casualty insurance policies or condemnation awards relating to the premises in question. In the event that the Partnership elects or is required by any lender, tenant, or applicable law or governmental authority to perform repairs upon the Property, the Partnership shall use reasonable efforts to complete such repairs promptly and the Closing Date shall be extended a reasonable time (but in no event beyond the Outside Closing Date) in order to allow for the completion of such repairs. If the Partnership elects to assign a casualty claim to Fee Owner, the amount equal to the deductible under the Partnership's insurance policy shall be subject to apportionment (entirely in favor of Fee Owner) pursuant to
SECTION 4.4. Upon Closing, full risk of loss with respect to the Property shall pass to Fee Owner.

     10.3 DEFINITION OF "MAJOR" LOSS OR DAMAGE. For purposes of SECTIONS 10.1 and SECTION 10.2, "MAJOR" loss or damage refers to the following: (i) loss or damage to the Property or any portion thereof (by fire or other casualty, or by a condemnation) such that the cost of repairing or restoring the premises in question to a condition substantially identical to that of the premises in question prior to the event of damage would be, in the opinion of an architect selected by the Partnership and reasonably approved by Investor, equal to or greater than Fifteen Million and No/100 Dollars ($15,000,000.00), (ii) any loss due to a condemnation which permanently and materially impairs the current use of or access to the Property or which results in the taking of 5% or more of the gross floor area of the Premises or (iii) any loss that would permit Viacom to terminate the Viacom Lease. If Investor does not give notice to the Partnership of Investor's reasons for disapproving an architect within five (5) business days after receipt of notice of the proposed architect, Investor shall be deemed to have approved the architect selected by the Partnership.

                                   ARTICLE XI

                            COMMISSIONS/ADVISORY FEES

     In the event the transaction contemplated by this Agreement is consummated, but not otherwise, Equitable agrees to pay to Goldman Sachs & Co. (the "ADVISOR") at Closing an advisory fee pursuant to a separate written agreement between Equitable and Advisor. Each party to this Agreement agrees that should any claim be made for advisory fees, commissions or finder's fees by any advisor, broker or finder (with regard to Investor, other than the Advisor and LLREI, and with regard to Equitable, including the Advisor and LLREI) by, through or on account of any acts of said party or its representatives, said party will indemnify and hold the other parties to this Agreement free and harmless from and against any and all loss, liability, cost, damage and expense in connection therewith. Any fees payable to LLREI in connection with this transaction shall be paid by Equitable pursuant to a separate agreement. The provisions of this paragraph shall survive Closing.

                                  ARTICLE XII

                             DISCLAIMERS AND WAIVERS

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     12.1 NO RELIANCE ON DOCUMENTS. Except as expressly stated herein, the
Partnership, Astor and Equitable (collectively, the "DISCLAIMING PARTIES") make no representations or warranties as to the truth, accuracy or completeness of any materials, data or information delivered by the Disclaiming Parties, the Property Manager or any other advisor or party representing or advising the Disclaiming Parties with respect to this transaction (collectively, along with the Disclaiming Parties and the Property Manager, the "DISCLAIMING DILIGENCE TEAM"), in connection with the transaction contemplated hereby. Investor acknowledges and agrees that all materials, data and information delivered by the Disclaiming Diligence Team to Investor in connection with the transaction contemplated hereby are provided to Investor as a convenience only and that any reliance on or use of such materials, data or information by Investor shall be at the sole risk of Investor, except as otherwise expressly stated herein. Without limiting the generality of the foregoing provisions, Investor acknowledges and agrees that (a) any environmental report which is delivered by the Disclaiming Diligence Team shall be for general informational purposes only,
(b) Investor shall not have any right to rely on any such report delivered by the Disclaiming Diligence Team to Investor, but rather will rely on its own inspections and investigations of the Property and any reports commissioned by Investor with respect thereto, and (c) neither the Disclaiming Parties, nor any affiliates thereof, nor the person or entity which prepared any such report shall have any liability to Investor for any inaccuracy in or omission from any such report.

     12.2 DISCLAIMERS. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, IT IS UNDERSTOOD AND AGREED THAT THE DISCLAIMING PARTIES ARE NOT MAKING AND HAVE NOT AT ANY TIME MADE ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESSED OR IMPLIED, WITH RESPECT TO THE PROPERTY, THE PARTNERSHIP OR THE EXISTING MORTGAGE DEBT, INCLUDING, BUT NOT LIMITED TO, WITH RESPECT TO THE PROPERTY, ANY WARRANTIES OR REPRESENTATIONS AS TO HABITABILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, ZONING, TAX CONSEQUENCES, LATENT OR PATENT PHYSICAL OR ENVIRONMENTAL CONDITION, UTILITIES, OPERATING HISTORY OR PROJECTIONS, VALUATION, GOVERNMENTAL APPROVALS, THE COMPLIANCE OF THE PROPERTY WITH GOVERNMENTAL LAWS, THE TRUTH, ACCURACY OR COMPLETENESS OF THE PROPERTY DOCUMENTS OR ANY OTHER INFORMATION PROVIDED BY OR ON BEHALF OF THE DISCLAIMING PARTIES TO INVESTOR, OR ANY OTHER MATTER OR THING REGARDING THE PROPERTY, THE PARTNERSHIP OR THE EXISTING MORTGAGE DEBT. INVESTOR ACKNOWLEDGES AND AGREES THAT UPON CLOSING, INVESTOR'S INTEREST IN MEZZANINE LLC AND THEREBY, THE PROPERTY, IS ACCEPTED "AS IS, WHERE IS, WITH ALL FAULTS", EXCEPT TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE IN THIS AGREEMENT. INVESTOR HAS NOT RELIED AND WILL NOT RELY ON, AND THE DISCLAIMING PARTIES ARE NOT LIABLE FOR OR BOUND BY, ANY EXPRESSED OR IMPLIED WARRANTIES, GUARANTIES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY, THE PARTNERSHIP OR THE EXISTING MORTGAGE DEBT, OR RELATING THERETO (INCLUDING SPECIFICALLY, WITHOUT LIMITATION, PROPERTY INFORMATION PACKAGES DISTRIBUTED WITH RESPECT TO THE PROPERTY) MADE OR

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FURNISHED BY THE EQUITABLE DUE DILIGENCE TEAM OR ANY OTHER PARTY REPRESENTING OR
PURPORTING TO REPRESENT THE DISCLAIMING PARTIES, TO WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, ORALLY OR IN WRITING, UNLESS SPECIFICALLY SET FORTH IN THIS AGREEMENT. INVESTOR REPRESENTS TO THE DISCLAIMING PARTIES THAT INVESTOR HAS CONDUCTED, OR WILL CONDUCT PRIOR TO CLOSING, SUCH INVESTIGATIONS OF THE PARTNERSHIP, THE EXISTING MORTGAGE DEBT AND THE PROPERTY, INCLUDING BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AS INVESTOR DEEMS NECESSARY TO SATISFY ITSELF AS TO THE CONDITION OF THE PROPERTY AND THE
EXISTENCE OR NONEXISTENCE OR CURATIVE ACTION TO BE TAKEN WITH RESPECT TO ANY HAZARDOUS OR TOXIC SUBSTANCES ON OR DISCHARGED FROM THE PROPERTY, AND WILL RELY SOLELY UPON SAME AND NOT UPON ANY INFORMATION PROVIDED BY OR ON BEHALF OF THE PARTNERSHIP OR ITS AGENTS OR EMPLOYEES WITH RESPECT THERETO, OTHER THAN SUCH REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PARTNERSHIP AS IS EXPRESSLY SET FORTH IN THIS AGREEMENT. SUBJECT TO THE PROVISIONS OF SECTION 5.5(a) OF THIS AGREEMENT, UPON CLOSING, INVESTOR SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING BUT NOT LIMITED TO, CONSTRUCTION DEFECTS AND ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY INVESTOR'S INVESTIGATIONS, AND INVESTOR, UPON CLOSING, SHALL BE DEEMED TO HAVE WAIVED, RELINQUISHED AND RELEASED THE DISCLAIMING PARTIES (AND THEIR RESPECTIVE
OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS) FROM AND AGAINST ANY
AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT), LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING ATTORNEYS' FEES AND COURT COSTS) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, WHICH
INVESTOR MIGHT HAVE ASSERTED OR ALLEGED AGAINST THE DISCLAIMING PARTIES (AND THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS) AT ANY TIME BY REASON OF OR ARISING OUT OF ANY LATENT OR PATENT CONSTRUCTION DEFECTS OR PHYSICAL CONDITIONS, VIOLATIONS OF ANY APPLICABLE LAWS (INCLUDING, WITHOUT LIMITATION, ANY ENVIRONMENTAL LAWS) AND ANY AND ALL OTHER ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS REGARDING THE PROPERTY AND THE PARTNERSHIP. SUBJECT TO THE PROVISIONS OF SECTION 5.5(a) OF THIS AGREEMENT, INVESTOR AGREES THAT SHOULD ANY CLEANUP, REMEDIATION OR REMOVAL OF HAZARDOUS SUBSTANCES OR OTHER ENVIRONMENTAL CONDITIONS ON THE PROPERTY BE REQUIRED AFTER THE CLOSING DATE,
SUCH CLEAN-UP, REMOVAL OR REMEDIATION SHALL BE THE RESPONSIBILITY OF AND SHALL
BE PERFORMED AT THE SOLE COST AND EXPENSE OF FEE OWNER.

     12.3 EFFECT OF DISCLAIMERS. Investor acknowledges that the Notional Consideration paid by Investor pursuant to this Agreement has been decreased to take into account that Investor is acquiring its interest in Fee Owner and indirect interest in the Property subject to the

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provisions of this ARTICLE XII. The provisions of this ARTICLE XII shall survive Closing.

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                                  ARTICLE XIII

                                   TAX MATTERS

     13.1 TAX REPORTING. The Partnership, Investor, Astor, and Equitable shall not, and Investor shall not permit Fee Owner or Mezzanine LLC to take any position inconsistent with the form of the transactions set forth in this Agreement in any filing made by each such party with the Internal Revenue Service ("IRS") or any other taxing authority. The Partnership, Astor and Equitable agree that (i) any income recognized by the Partnership on the cancellation of debt pursuant to SECTION 1.6(a) hereof shall be specially allocated to Astor as a chargeback of its partner non-recourse debt minimum gain in accordance with Treasury Regulation Section 1.704-2(i), (ii) Fee Owner and Mezzanine LLC shall not be allocated any income or gain on the cancellation of debt pursuant to SECTION 1.6(a) hereof, (iii) the Partnership, Astor and Equitable shall not make an election under Section 108(c)(3)(C) of the Code to treat the debt cancelled pursuant to SECTION 1.6(a) hereof as "qualified real property business indebtedness" and shall not otherwise cause the tax basis of the Property to be reduced as a result of such cancellation of indebtedness, provided that the forgoing CLAUSES (i), (ii) and (iii) shall not apply to the extent an adjustment is required under applicable law by the IRS or any other taxing authority, and (iv) no party hereto shall take any position under which any portion of the Equitable Cancelled Debt would be treated as outstanding, for any income tax purposes, at the time of the contribution of the Property to Mezzanine LLC or at any time thereafter.

     13.2 ALLOCATIONS. As permitted pursuant to Section 706 of the Code, the Partnership shall allocate its taxable items of income, gain, loss, deduction and credit for its taxable year that includes the Closing among the partners in the Partnership and the partners in the Reconstituted Partnership for federal income tax purposes by closing the books of the Partnership as of the date of the Closing and treating the period before the Closing and the period after the Closing as two separate taxable periods. Astor shall not be allocated any items of income, gain, loss, deduction or credit from the Partnership that relates to the Reconstituted Partnership's investment in Fee Owner or Mezzanine LLC.

     13.3 BOOK-UP. In connection with the Partnership's contribution of the Property to Mezzanine LLC (and Mezzanine LLC's contribution of the Property to Fee Owner), the aggregate fair market value of the Property as of the date of the Closing shall be deemed to be equal to the sum of the following amounts:
(i) the product of Investor's capital contribution to Mezzanine LLC pursuant to
SECTION 1.5(a)(i) multiplied by a fraction, the numerator of which is .2%, and the denominator of which is 99.8%, and (ii) the Notional Consideration (as adjusted pursuant to the provisions of this Agreement) and shall be allocated among the Partnership's assets contributed to Mezzanine LLC as determined by Investor, subject to the reasonable consent of Astor and the Reconstituted New GP.

     13.4 AUDITS. In the event that a taxing authority examines or audits the income tax returns of the Partnership (or the Reconstituted Partnership) for any period ending on or including the Closing Date, the Partnership (or the Reconstituted Partnership) will inform Astor of such audit by written notice and offer Astor the right to participate fully in and to control such examination or audit (at the cost and expense of Equitable) but only to the extent that such

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examination or audit relates to periods prior to or including the Closing Date.
Astor shall have full authority to settle or compromise such pre-Closing examination, provided that Astor shall obtain the consent of the Investor (which consent shall not be unreasonably withheld or delayed) for any such settlement or compromise which will have an adverse effect on the income or loss (or items thereof) reportable by Fee Owner or Mezzanine LLC for a period after the Closing Date and Astor shall obtain the consent of the Reconstituted New GP (which consent shall not be unreasonably withheld, and shall be deemed granted if not withheld within ten (10) business days following request therefor, or such shorter period as the situation may require if such settlement or compromise relates to any controversy then pending before any court) in any settlement or compromise that relates to the transactions hereunder and that will increase the income or gain allocated to the Limited Partners by the Partnership in excess of One Million and No/100 Dollars ($1,000,000.00) for the tax period including the Closing Date.

     13.5 TAX RETURNS. The Reconstituted Partnership shall prepare all federal, state and local income tax returns (including Schedule K-1 to IRS Form 1065) required to be filed by it for any period ending prior to, on or including the date of the Closing (the "CLOSING TAX RETURNS"). The Reconstituted Partnership shall provide Astor with a copy of each Closing Tax Return at least thirty (30) business days prior to filing each such tax return with the applicable government authority and shall provide Astor with an opportunity to review and comment on such return. The Reconstituted Partnership shall provide Astor with such information, as Astor shall reasonably request in connection with its review of each Closing Tax Return, including, without limitation, access to the books, records, files, ledgers, and other financial information of the Partnership. The Reconstituted Partnership shall be required to amend and to make such changes to any Closing Tax Return as requested by Astor, provided that Astor requests such amendment or change at least ten (10) business days prior to the filing of such Closing Tax Return. Notwithstanding the foregoing, the Reconstituted Partnership shall not be required to make any such amendment or change if the Reconstituted Partnership obtains an opinion of independent counsel or Deloitte & Touche to the effect that there is no substantial authority for such amendment or change, or that such amendment or change is not consistent with the terms of this Agreement, and in either case the Reconstituted Partnership provides written notice to Astor of the same. The Reconstituted Partnership shall not file an amended Closing Tax Return without Astor's prior written consent, which consent may be withheld in its sole discretion. The Partnership and Astor acknowledge and agree that Investor, Mezzanine LLC and Fee Owner shall have no liability whatsoever if the Reconstituted Partnership fails to perform as required under this SECTION 13.5. At the Closing, Astor shall cause the Partnership to establish a reserve account in an amount sufficient to fund the fees, costs and expenses (as determined by Astor in its sole discretion) reasonably anticipated to be incurred in connection with the preparation and filing of the Closing Tax Returns.

     13.6 SECTION 754 ELECTION. The Partnership has made or shall make a valid election under Section 754 of the Code to adjust the basis of its assets in accordance with Section 734(b) and Section 743(b) of the Code for the Partnership's taxable year that includes the Closing.

     13.7 TAX RETURN INFORMATION. Equitable has been advised by Deloitte & Touche that the information contained in SCHEDULE 13.7 was used by Deloitte & Touche in preparing the Partnership's federal income tax return for the 2000 tax year (the "2000 TAX RETURN"). The 2000

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Tax Return shows a year-end capital account of Astor in the Partnership of negative One Hundred Fifty-five Million Four Hundred Thirty-four Thousand One Hundred Thirty and No/100 Dollars (-$155,434,130.00). No representation is made concerning the correctness of any information shown on SCHEDULE 13.7 or in the 2000 Tax Return.

     13.8 SURVIVAL OF TAX MATTERS. The provisions of this ARTICLE XIII shall survive the Closing.

                                  ARTICLE XIV

                  SOLICITATION, CONSENT AND BANKRUPTCY MATTERS

     14.1 SOLICITATION.

          (a) As soon as practicable following the Execution Date (but no later than January 28, 2002), the Partnership shall send to each Limited Partner a disclosure statement and consent solicitation (the "SOLICITATION"), a draft of which is annexed hereto as EXHIBIT 14.1(a) describing the transaction contemplated by this Agreement, requesting that that the Limited Partners execute the Limited Partner Consents, and attaching, among other things, this Agreement and the Plan (as hereinafter defined) as exhibits thereto. The Partnership may amend the draft Solicitation at any time after the Execution Date, however, (x) the Partnership shall deliver copies of any such amendments to Investor prior to delivering same to the Limited Partners, and (y) any material changes thereto shall be subject to the prior approval of Investor, which approval shall not to be unreasonably withheld or conditioned (and shall be deemed granted if not denied within two (2) business days following request therefor); PROVIDED, HOWEVER, such consent may be withheld in Investor's sole discretion if such amendment to the Solicitation shall materially and adversely affect Investor's rights or obligations under this Agreement or if in Investor's commercially reasonable judgment based upon the advice of counsel such material changes may cause material liability on the part of Investor to the Limited Partners. Investor hereby agrees that any changes to the Solicitation which are made to accurately reflect the terms and conditions of the transaction contemplated by this Agreement shall not be material changes thereto, and shall neither materially and adversely affect Investor's rights or obligations under this Agreement nor cause material liability on the part of Investor to the Limited Partners, and such changes may be effectuated without the prior consent of Investor (provided copies of any such changes shall be delivered to Investor prior to the distribution thereof to the Limited Partners).

          (b) If by March 12, 2002, (x) a Majority In Interest (as defined in the Existing Partnership Agreement) of the Class A Limited Partners, and (y) the holders of at least 66.67% of the limited partner interests in the Partnership actually submitting votes (or such greater percentage that the Partnership shall require from the Limited Partners so that the Limited Partners, as a class, shall be deemed to have accepted the Plan pursuant to and in accordance with the relevant provisions of the Bankruptcy Code (as hereinafter defined)), and (z) the individual natural persons who are holders comprising at least 66.67% of the Individually Held Interests (as hereinafter defined) ((x), (y) and (z) together, the "MINIMUM REQUIRED CONSENTS"), shall not have consented to the transaction contemplated hereby, such consents to have been obtained or

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otherwise in substantially the form annexed to the Solicitation (the "LIMITED
PARTNER CONSENTS"), Equitable and Investor each shall have the right to terminate this Agreement by giving written notice to the other no later than March 15, 2002. In the event of such termination, the Earnest Money shall be returned to Investor, and after such return the parties hereto shall have no further rights, liabilities or obligations to each other except for those provisions hereof which expressly survive such termination.

          (c) The parties hereby agree that if the Closing shall occur outside of the Bankruptcy Proceeding, then the Minimum Required Consents shall be deemed obtained if (x) the Limited Partner Consents set forth in SECTION 14.1(b)(x) shall have been obtained, (y) the Limited Partner Consents set forth in SECTION 14.1(b)(y) shall either have been obtained or waived by all of the parties hereto, and (z) the Limited Partner Consents set forth in SECTION 14.1(b)(z) shall either have been obtained or waived by Investor. As used herein, the term "INDIVIDUALLY HELD INTERESTS" shall mean the ultimate natural persons who are direct or indirect holders of the legal and beneficial interests in the Partnership.

     14.2 FILING OF PRE-PACKAGED BANKRUPTCY.

          (a) As soon as practicable following the First Measurement Date, the Partnership shall file (the "BANKRUPTCY FILING") a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the "BANKRUPTCY CODE") with the United States Bankruptcy Court for the Southern District of New York (the "BANKRUPTCY COURT") commencing a chapter 11 case (the "BANKRUPTCY PROCEEDING") and seeking the Bankruptcy Court's approval, pursuant to a pre-packaged chapter 11 plan, of the transactions contemplated by this Agreement, a draft of which is in the form annexed hereto as EXHIBIT 14.2(a) (the "PLAN"). Subject to the Fiduciary Obligations, the Partnership, Astor and Equitable shall support the Plan and seek the confirmation and consummation thereof. The Partnership may amend the Plan at any time after the Execution Date, however, (x) the Partnership shall deliver copies of any such amended Plan to Investor prior to submitting same to the Bankruptcy Court and (y) any material changes thereto shall be subject to the prior approval of Investor, which approval shall not be unreasonably withheld or conditioned (and shall be deemed granted if not denied within three (3) business days following request therefor); PROVIDED, HOWEVER, such consent may be withheld in Investor's sole discretion if such amendment to the Plan shall materially and adversely affect Investor's rights or obligations under this Agreement. The confirmation order of the Bankruptcy Court approving the Plan shall be referred to herein as the "CONFIRMATION ORDER."

          (b) Concurrently with the Bankruptcy Filing, the Partnership shall file with the Bankruptcy Court the Plan, the Disclosure Statement and all other documents contemplated to be attached to the Disclosure Statement (collectively, the "PLAN DOCUMENTS") on substantially the terms and conditions set forth herein, it being agreed that all submissions to the Bankruptcy Court (including, without limitation, all Plan Documents) shall be subject to (A) the approval of Equitable in all respects and (B) to the extent materially inconsistent with the Plan or this Agreement, the approval of Investor, which approval shall not be unreasonably withheld or conditioned (and shall be deemed granted if not denied within three (3) business days following request therefor); PROVIDED, HOWEVER, such consent may be withheld in Investor's sole discretion

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if the Plan Documents to be submitted shall materially and adversely affect
Investor's rights or obligations under this Agreement.

     14.3 FIRST DAY MOTIONS AND FIDUCIARY OBLIGATIONS.

          (a) As is more particularly set forth in and subject to the Plan, simultaneously with the filing made in SECTION 14.2 hereof, the Partnership shall file certain so-called "First Day Motions," which shall, among other things, seek approval of the Bankruptcy Court to require and permit that all payments due and payable under the Chase Mortgage Loans continue to be paid on a current basis during the Bankruptcy Proceeding.

          (b) Investor hereby acknowledges and agrees that nothing contained in this ARTICLE XIV or elsewhere in this Agreement shall prevent Astor (or Equitable) from providing the Limited Partners information in connection with, negotiating, or agreeing to or endorsing, a bona fide written proposal for an alternate acquisition, merger, recapitalization, liquidation, dissolution, tender offer, sale of assets or any similar transaction involving the Partnership and/or the Property (each, an "ALTERNATE TRANSACTION," and any such bona fide written proposal for an Alternate Transaction, an "ALTERNATIVE OFFER") that Astor or Equitable deems reasonable or necessary (after considering applicable law and after consulting with independent outside counsel) in order to comply with its fiduciary duties to the Limited Partners under applicable law (all of the foregoing in this sentence being herein called the "FIDUCIARY OBLIGATIONS"). Astor shall notify Investor promptly if any Alternative Offer is received (such notice to include the identity of the party making such proposal, offer, inquiry or contact, and the terms of such Alternative Offer) and shall discuss (as a mere courtesy only) with Investor with regard to Astor's evaluation of the scope of its Fiduciary Obligations, if any, to the Limited Partners in relation thereto (it being agreed that such discussions, if any, shall not impose any obligation upon, or restrict any action to be taken by Astor to discharge its fiduciary obligations to the Limited Partners in any manner whatsoever).

     14.4 TIMING.

          (a) Except as set forth in this SECTION 14.4, the Closing under this Agreement is conditioned upon the issuance by the Bankruptcy Court of the Confirmation Order and such Confirmation Order thereafter becoming a Final Order. In order for the Confirmation Order to become a Final Order in a timely enough fashion for the Closing to occur on or prior to the Outside Closing Date (assuming the Outside Closing Date has not been extended beyond the original July 31, 2002 date), the parties have agreed that the outside date for the Confirmation Order to be issued is July 15, 2002. Notwithstanding the foregoing, if the Confirmation Order shall not have been entered by the date that is ninety
(90) days following the First Measurement Date (such date, as the same may be further extended as hereinafter provided, the "OUTSIDE BANKRUPTCY APPROVAL DATE"), Equitable shall have the option to extend the Outside Bankruptcy Approval Date (the "EXTENSION OPTION") for two (2) extension periods up to July 15, 2002 in order to obtain the Confirmation Order. The first extension period shall be from the date that is ninety (90) days following the First Measurement Date until June 17, 2002 (the "FIRST EXTENSION PERIOD") and the second extension period shall be from and after June 17, 2002 until July 15, 2002 (the "SECOND EXTENSION PERIOD"). Accordingly, but subject to any other extensions of the

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Outside Bankruptcy Approval Date set forth in this Agreement, (x) if Equitable exercises the Extension Option through the First Extension Period, then the Outside Bankruptcy Approval Date shall be June 17, 2002, and (y) if Equitable exercises the Extension Option through the Second Extension Period, then the Outside Bankruptcy Approval Date shall be July 15, 2002.

          (b) For each extension period, Investor shall be entitled to a credit against the Notional Consideration at Closing (the "EXTENSION CREDIT") at the rate of Seven Hundred Fifty Thousand and No/100 Dollars ($750,000.00) per Extension Period, up to a maximum Extension Credit of One Million Five Hundred Thousand and No/100 Dollars ($1,500,000.00), calculated as follows:

               (i) if the Confirmation Order is obtained prior to the end of the First Extension Period then the Notional Consideration shall be decreased by an amount equal to a portion of the Extension Credit, which portion shall be computed by multiplying (i) Seven Hundred Fifty Thousand and No/100 Dollars ($750,000.00) by (ii) a fraction equal to (x) the number of days which elapse in between (and inclusive of) May 16, 2002 and June 16, 2002 until the date the Confirmation Order is obtained over (y) 31 (the "MAY EXTENSION CREDIT");

               (ii) if the Confirmation Order is obtained after the expiration of First Extension Period and during the Second Extension Period, then the Notional Consideration shall be decreased, by an amount equal to the May Extension Credit plus Seven Hundred Fifty Thousand and No/100 Dollars ($750,000.00), even if the Confirmation Order is obtained prior to the last day of the Second Extension Period; and

               (iii) if a Financial MAC (as hereinafter defined) occurs during either the First Extension Period or Second Extension Period, then Investor shall not be entitled to any adjustment in the amount of the Cancelled Equitable Debt or the Acquired Equitable Debt, or any other credit hereunder, for that portion of the Extension Credit which relates to a period during which a Financial MAC is in effect.

          (c) In the event that either (i) the Confirmation Order shall not have been obtained by the Outside Bankruptcy Approval Date, and the parties do not mutually agree to extend such date or (ii) the confirmation of the Plan shall have been denied, then Investor shall have the right, upon written notice (the "DISMISSAL OPTION NOTICE") given to Equitable no later than ten (10) business days (time being of the essence) following the Outside Bankruptcy Approval Date or the date that the confirmation of the Plan shall have been denied, as the case may be, to either proceed to the Closing or to terminate this Agreement. If Investor shall fail to timely deliver the Dismissal Option Notice then Investor shall be deemed to have permanently waived its option to proceed to the Closing set forth in this SECTION 14.4(c). If Investor shall timely deliver the Dismissal Option Notice and elect to proceed to the Closing, then (x) the Closing shall no longer be subject to obtaining the Confirmation Order or the Confirmation Order becoming a Final Order, and instead shall become subject to the dismissal of the Bankruptcy Proceeding, all as is more particularly set forth in SECTION 7.1(c) of this Agreement, (y) the Closing shall occur at the time and place set forth in SECTION 4.1 hereof, and (z) the Notional Consideration shall be increased by Seven Million Five-Hundred Thousand and No/100 Dollars ($7,500,000.00). Investor hereby acknowledges that the exercise by it of its option to

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close in the event that the Confirmation Order shall not have been obtained by the Outside Bankruptcy Approval Date is subject to the Bankruptcy Proceeding first being dismissed, which the parties hereto shall use commercially reasonable efforts to cause; furthermore, if Investor elects to proceed to the Closing pursuant to this SECTION 14.4(c) and the Outside Closing Date (as it is then established) is less than forty-five (45) days from the date that Investor shall have given Equitable notice of its election to proceed to the Closing, then the Outside Closing Date shall be automatically extended to that date which is forty-five (45) days from the date that Investor shall have given Equitable notice of its election to proceed to the Closing pursuant to this
SECTION 14.4(c). If Investor timely delivers the Dismissal Option Notice electing to terminate this Agreement then, provided Investor shall not have breached (beyond all applicable notice and cure periods, if any) its obligations pursuant to SECTION 14.5 of this Agreement, the Earnest Money shall be returned to it and Equitable shall reimburse Investor for all of its Diligence and Financing Expenses and the PH Fees, up to the Cap, and thereafter none of the parties hereto shall have any further rights, liabilities or obligations to each other under this Agreement except for those which expressly survive a termination hereof.

          (d) Notwithstanding anything in this ARTICLE XIV to the contrary, at any time prior to the date that the Confirmation Order shall be obtained, Equitable may, at its option upon written notice to Investor, seek to cause the Bankruptcy Proceeding to be dismissed. If Equitable shall timely deliver such notice, then (x) the Closing shall no longer be subject to obtaining the Confirmation Order or the Confirmation Order becoming a Final Order, and instead shall become subject to the dismissal of the Bankruptcy Proceeding, all as is more particularly set forth in SECTION 7.1(c) of this Agreement, and (y) the Closing shall occur at the time and place set forth in SECTION 4.1 hereof, but in no event earlier than the date that is thirty (30) days after the date that Equitable exercises its option to seek to cause the Bankruptcy Proceeding to be dismissed (it being further agreed however, that notwithstanding the foregoing, the Closing shall occur no later than the Outside Closing Date). Furthermore, to the extent that Equitable shall have exercised its Extension Option and owes an Extension Fee, such Extension Fee shall only be credited to Investor at the Closing on account of the number of days occurring up to and through the date that the Bankruptcy Proceeding shall be dismissed.

          (e) Equitable shall use commercially reasonable efforts to keep Investor apprised of all material developments in the Bankruptcy Proceeding as such developments occur, and in addition thereto, shall direct its counsel to deliver copies of all pleadings filed by the Partnership with the Bankruptcy Court in connection with the Bankruptcy Proceeding to be promptly delivered to Greenberg Traurig, LLP, 200 Park Avenue, New York, New York 10166, Attention:
Howard Berman, Esq.

     14.5 INVESTOR'S BANKRUPTCY OBLIGATIONS. As is more particularly set forth in and subject to SECTION 6.2(b) of this Agreement: Investor shall assist and cooperate with the Partnership, Equitable and Astor in their respective efforts to obtain the Minimum Required Consents and to cause the Bankruptcy Court to issue the Confirmation Order; and, notwithstanding anything in this Agreement to the contrary, including, without limitation the provisions of SECTION 9.1 of this Agreement, if Investor shall fail to provide (x) any information requested by the Bankruptcy Court (or otherwise fail to comply with any order or request of the Bankruptcy Court) as and when required or (y) within seven (7) business days after receiving written request, any other

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information (i) which is reasonably requested by Equitable, Astor or the
Partnership in accordance with SECTION 6.2(b) of this Agreement, and (ii) which is within Investor's possession or reasonable control (provided, that if such information is not readily available within such seven (7) business day period, such period shall be extended for the period reasonably necessary to comply with the applicable request (which reasonable period shall be set forth in a notice from Investor to the Partnership), but in no event shall such period extend beyond thirty (30) days from the date of the initial request notice), then Astor, the Partnership and Equitable shall each have the right, at any time after the expiration of the applicable period to provide such information (but prior to the Closing) upon written notice to Investor to terminate this Agreement, in which event the provisions of SECTION 9.1 of this Agreement shall apply.

                                   ARTICLE XV

                               CONTINGENT MATTERS

     15.1 INSURANCE.

          (a) The Partnership, Astor and Equitable acknowledge that there must be available to Investor, at the times set forth in SECTION 15.1(b) below, the types and amounts of insurance coverage more particularly set forth on SCHEDULE 15.1(a) attached hereto (the "INSURANCE COVERAGE"), at an annual premium not to exceed One Million Six-Hundred Fifty Thousand and No/100 Dollars ($1,650,000.00)(the "INSURANCE PREMIUM CAP").

          (b) If the Insurance Coverage is not available for an inception date of March 1, 2002 for an annual premium of the Insurance Premium Cap or less for a term of not less than twelve (12) months on or before March 1, 2002, then Investor shall have the right on or before March 1, 2002 (time being of the essence) to give a notice (the "INSURANCE UNAVAILABILITY NOTICE") to Equitable of such unavailability, which notice shall be accompanied by a letter from Kassole Company or another reputable insurance agent stating that the Insurance Coverage is unavailable for an annual premium of the Insurance Premium Cap or less and identifying (A) the insurance companies that failed or declined to provide the Insurance Coverage for an annual premium of the Insurance Premium Cap or less for a term of not less than twelve (12) months and (B) the annual premium above the Insurance Premium Cap for which Investor could obtain the Insurance Coverage, if available at all. If Investor timely gives the Insurance Unavailability Notice, Equitable shall have the right on or before March 15, 2002 (time being of the essence) to give a notice (the "INSURANCE CURE NOTICE") to Investor agreeing, at Equitable's sole option, to effect one of the following cures (each, an "INSURANCE CURE"):

               (i) Equitable may agree to establish an escrow (or provide a letter of credit or other financial assurances mutually acceptable to Equitable and Investor) at Closing, to be held by Escrow Agent or another escrow agent mutually acceptable to Equitable and Investor, equal to two (2) years' worth of the excess, if any, of the lowest annual premium for which Equitable (or Investor, as set forth in the letter referenced in SECTION 15.1(b) above from Investor's reputable insurance agent) can obtain the Insurance Coverage over the Insurance

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Premium Cap, which escrow (or letter of credit or other financial assurances)
shall be used to pay such difference for such period (it being agreed that such escrow shall be held in an interest bearing account, and that all accrued interest and any excess proceeds shall be paid to Equitable at the expiration of the period); or

               (ii) Equitable may agree to grant Investor a credit against the Notional Consideration at Closing calculated using the formula set forth on
SCHEDULE 15.1(b)(ii), intended to equal the present, liquidated value of the amount described in clause (i) above using a 9% discount rate; or

               (iii) Equitable may agree to arrange the Insurance Coverage for the benefit of Investor with either a third party insurer for a one (1) year policy or an affiliate of Equitable for a three (3) year policy, at an annual premium not exceeding the Insurance Premium Cap.

Equitable's election of an Insurance Cure shall be irrevocable and once Equitable makes such election, consummation of such cure shall be a condition to Investor's obligations to close this transaction on the Closing Date. Notwithstanding the foregoing provisions of this SECTION 15.1(b), Equitable shall not have the right to effect nor shall Investor be required to accept an Insurance Cure if the premium then being charged and available to Investor and/or Equitable for the Insurance Coverage, as the case may be, exceeds Two Million Two-Hundred Fifty Thousand and No/100 Dollars ($2,250,000.00) per annum.

          (c) Investor shall use commercially reasonable efforts to obtain the Insurance Coverage on or before March 1, 2002. If, despite such commercially reasonable efforts, Investor is unable to obtain the Insurance Coverage and Investor timely gives to Equitable the Insurance Unavailability Notice and Equitable fails to timely give the Insurance Cure Notice to Investor, then Investor shall have the right to terminate this Agreement upon written notice to Equitable given no later than March 18, 2002 (time being of the essence). If Investor does not give Equitable the Insurance Unavailability Notice on or prior to March 1, 2002 or, provided Investor timely delivered the Insurance Unavailability Notice, the termination notice on or prior to March 18, 2002, then Investor shall be deemed to have permanently waived its right to terminate this Agreement pursuant to this SECTION 15.1(c). If Investor shall at any time prior to March 15, 2002 be advised that the Insurance Coverage is available (other than by Equitable by virtue of the Insurance Cure), it shall immediately provide Equitable with written notice thereof. If this Agreement is terminated pursuant to this SECTION 15.1(c), the Earnest Money shall be returned to Investor, Equitable shall be obligated to reimburse Investor for 50% (up to One-Hundred Twenty-five Thousand and No/100 Dollars ($125,000.00)) of the PH Fees, and after such return and reimbursement the parties shall have no further rights, liabilities or obligations to the other except for those provisions hereof which expressly survive such termination.

          (d) If, and to the extent that, Equitable shall exercise an Insurance Cure, then the Insurance Cure Notice shall set forth which of the available cure options listed in SECTION 15.1(b) above Equitable is selecting and such other information as is reasonable to demonstrate that the Insurance Cure complies with and satisfies the Insurance Coverage; by way of example, if such cure is to be effectuated (x) pursuant to SECTION 15.1(b)(i) or SECTION 15.1(b)(ii) above,

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Equitable shall identify the source of the lowest annual premium for which the
Insurance Coverage may be obtained, and (y) pursuant to SECTION 15.1(b)(iii) above, Equitable shall provide a reasonably detailed description of the insurance coverage so arranged and identify the insurer arranging same.

     15.2 FINANCIAL MATERIAL ADVERSE CHANGES.

          (a) If Investor's Financing Commitment is terminated by the Lender as a result of the type of material adverse change identified in section "(c)" of the "Material Adverse Change" section of Investor's Financing Commitment or if any Substitute Commitment is terminated by the Lender as a result of a change in circumstances substantially similar to those described in such section "(c)" of the "Material Adverse Change" section of Investor's Financing Commitment (any such termination, a "FINANCIAL MAC"), the following shall apply:

               (i) if the Financial MAC occurs prior to May 15, 2002 (the "FINANCIAL MAC DATE"), Investor shall remain obligated to close under this Agreement, but the Outside Bankruptcy Approval Date shall be extended until the date that is no later than one-hundred and twenty (120) days from the date of the occurrence of the Financial MAC and the Outside Closing Date shall be extended for an additional fifteen (15) days thereafter. During the period of such extension, Investor shall use commercially reasonable efforts to obtain a commitment for Equivalent Financing (as hereinafter defined). If at the expiration of the one-hundred and twenty (120) day extension period Investor is unable, having used commercially reasonable efforts, to obtain Equivalent Financing, then Investor shall have the right to terminate this Agreement upon written notice (the "INITIAL FINANCIAL MAC TERMINATION NOTICE") to Equitable given no later than the expiration of such one-hundred and twenty (120) day period (time being of the essence). If Investor does not timely give the Financial MAC Termination Notice then Investor shall be deemed to have permanently waived its right to terminate this Agreement pursuant to this
SECTION 15.2(a)(i). If Investor so terminates this Agreement, the Partnership shall be entitled to retain Five Million and No/100 Dollars ($5,000,000.00) of the Earnest Money as liquidated damages, the remaining Twenty Million and No/100 Dollars ($20,000,000.00) of the Earnest Money shall be returned to Investor, and after the return of such portion of the Earnest Money to Investor none of the parties hereto shall have any further rights, liabilities or obligations to each other, except for those provisions hereof which expressly survive such termination; PROVIDED, HOWEVER, if Investor shall have failed to use commercially reasonable efforts to obtain Equivalent Financing during such one-hundred and twenty (120) day extension period, such failure shall be deemed a default by Investor pursuant to SECTION 9.1 hereof, entitling Equitable to retain the entire Earnest Money as liquidated damages; and

               (ii) if the Financial MAC occurs on or after the Financial MAC Date, Investor shall remain obligated to close under this Agreement, but the Outside Bankruptcy Approval Date shall be extended until the date that is no later than ninety (90) days from the date of the occurrence of the Financial MAC and the Outside Closing Date shall be extended for an additional fifteen (15) days thereafter. During the period of such extension, Investor shall use commercially reasonable efforts to obtain Equivalent Financing. In the event that at the expiration of the ninety (90) day extension period Investor is unable, having used commercially reasonable efforts, to obtain Equivalent Financing, then Investor shall have the right to terminate

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this Agreement upon written notice (the "FINANCIAL MAC TERMINATION NOTICE") to
Equitable given no later than the expiration of such ninety (90) day period (time being of the essence). If Investor does not timely give the Financial MAC Termination Notice then Investor shall be deemed to have permanently waived its right to terminate this Agreement pursuant to this SECTION 15.2(a)(ii). If Investor so terminates the Contribution Agreement, the Earnest Money shall be returned to Investor, Equitable shall reimburse Investor for its Diligence and Financing Expenses and the PH Fees, up to the Cap, and thereafter none of the parties hereto shall have any further rights, liabilities or obligations to each other, except for those provisions hereof which expressly survive such termination; PROVIDED, HOWEVER, if Investor shall have failed to use commercially reasonable efforts to obtain Equivalent Financing during such ninety (90) day extension period, Equitable shall not be obligated to reimburse Investor for its Diligence and Financing Expenses and such failure shall be deemed a default by Investor pursuant to SECTION 9.1 hereof, entitling Equitable to retain the entire Earnest Money as liquidated damages.

     Investor shall notify Equitable no later than two (2) business days after learning of the occurrence of a Financial MAC.

     Investor hereby represents and warrants to Equitable and the Partnership that in recent transactions consummated by SLGRC and its affiliates (including Investor) they have not regularly employed or retained mortgage brokers or finders (other than Sonnenblick-Goldman Company, and in one case, Investor's affiliate paid a fee to Estrich & Company) to obtain financing in connection with the acquisition of or investment in any real property related transactions. Accordingly, the phrase "commercially reasonable efforts to obtain a commitment for Equivalent Financing" set forth in SECTION 15.2(a)(i) and SECTION 15.2(a)(ii) above shall not require Investor or its affiliates to employ or retain a mortgage broker or finder in order to obtain Equivalent Financing.

          (b) As used herein, the term "EQUIVALENT FINANCING" shall mean financing which: (i) is offered at an interest rate (the "ALL-IN INTEREST RATE") not exceeding the sum of (A) the product of (I) Two Hundred Seventy-Five Million and No/100 Dollars ($275,000,000.00) multiplied by (II) 7.58% plus (B) the product of (I) Sixty Million and No/100 Dollars ($60,000,000.00) multiplied by
(II) the then-applicable mezzanine financing rate described in Investor's Financing Commitment, divided by Three Hundred Thirty-Five Million and No/100 Dollars ($335,000,000.00); (ii) makes available for application to the Notional Consideration a substantially equivalent amount as that being advanced under Investor's Financing Commitment (it being agreed that the term "substantially equivalent amount" shall mean an amount not more than One Million and No/100 Dollars ($1,000,000.00) less than the amount being advanced under Investor's Financing Commitment); and (iii) is otherwise on substantially similar material terms and conditions as the Investor's Financing Commitment. Within three (3) business days after written request (given no more frequently than twice a month), Investor shall notify Equitable if it remains unable to obtain Equivalent Financing because the interest rate then available in the marketplace for comparable financing exceeds the All-in Interest Rate. If Investor remains unable to obtain Equivalent Financing at the end of the applicable extension period, Equitable shall have the right to negate, by written notice to Investor given not more than five (5) business days after Investor's notice of termination, any election by Investor to terminate this Agreement as provided in this SECTION 15.2 by agreeing to provide Investor with a credit

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against the Notional Consideration at Closing in an amount calculated pursuant to the formula set forth on SCHEDULE 15.2(b), which formula is intended to compensate Investor for the excess, if any, between the interest rate then-available in the marketplace for comparable financing and the All-in Interest Rate; PROVIDED, HOWEVER, Equitable shall not have the right to provide Investor with the aforementioned credit if the interest rate then-available in the marketplace for comparable financing exceeds the All-in Interest Rate by more than fifty (50) basis points.

     15.3 FINALIZATION OF INVESTOR'S FINANCING COMMITMENT. If, by March 15, 2002, Lender shall not have delivered a statement to Investor (which in accordance with the terms of Investor's Financing Commitment may be relied upon by Equitable) stating that (a) it has completed and approved its due diligence review of the Property and (b) it has agreed upon the final forms (in all material respects) of the material loan documentation evidencing and securing the loan referenced in Investor's Financing Commitment and (c) all conditions which are susceptible of being complied with under Investor's Financing Commitment as of such date have been complied with in all material respects, subject, however, to Lender excluding from such statement (i) material additional information becoming known with respect to the Property, SLGRC or Viacom, (ii) material changes in the condition of the Property arising after the date of such statement and (iii) satisfactory updating of certain due diligence reviews (by way of example, reviews related to title to the Property, the good standing of Investor and certain other entities, lien searches applicable to the transaction and other customary matters) which by their nature are customarily updated at the time of Closing, then Equitable shall have the right to terminate this Agreement upon written notice to Investor given no later than March 18, 2002 (time being of the essence). If Equitable shall fail to timely deliver such termination notice then Equitable shall be deemed to have permanently waived its right to terminate this Agreement pursuant to this SECTION 15.3. If this Agreement is terminated pursuant to this SECTION 15.3, then the Earnest Money shall be returned to Investor, and thereafter the parties hereto shall have no further rights, liabilities or obligations to each other except for those provisions hereof which expressly survive such termination.

     15.4 CHASE CONSENT. If, by March 15, 2002, the Partnership shall have failed to obtain the written consent and agreement of Chase (the "CHASE CONSENT") approving the transactions contemplated hereby (including, without limitation, the Bankruptcy Filing) and agreeing to assign to Lender at Closing that certain subordination, non-disturbance and attornment agreement between Chase and Viacom with respect to the Chase Mortgage Loans and the Viacom Lease (the "VIACOM SNDA PROVISION"), which approval and agreement shall be in writing and in form and substance reasonably acceptable to Equitable, the Partnership and Investor, (but which shall be deemed approved if Investor shall fail to respond within five (5) business days after receiving a request therefor), Equitable and Investor shall have the right to terminate this Agreement upon written notice to the other given no later than March 18, 2002 (time being of the essence). Notwithstanding the foregoing, if the Chase Consent is timely obtained but does not include the Viacom SNDA Provision, then only Investor (and not Equitable) shall have the right to terminate this Agreement pursuant to this
SECTION 15.4. The failure to timely deliver such termination notice shall be deemed a permanent waiver by such party of its right to terminate this Agreement pursuant to this SECTION 15.4. Equitable shall use commercially reasonable efforts to obtain the Chase Consent by March 15, 2002, it being agreed, however, that Equitable shall have no obligation to incur any expense whatsoever to obtain same and that such commercially

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reasonable efforts shall be limited to issuing a request, making phone calls, providing Chase with reasonably requested documentation in Equitable's (or the Partnership's) possession or control and being available to meet with Chase if and when reasonably requested. If this Agreement is terminated pursuant to this
SECTION 15.4, the Earnest Money shall be returned to Investor, Equitable shall be obligated to reimburse Investor for 50% of the PH Fees (up to One-Hundred Twenty-five Thousand and No/100 Dollars ($125,000.00)) and after such return and reimbursement the parties hereto shall have no further rights, liabilities or obligations to each other except for those provisions hereof which expressly survive such termination. In addition to the foregoing, if (x) this Agreement is terminated pursuant to this SECTION 15.4 and (y) Equitable shall assume Investor's Financing Commitment in accordance with the terms thereof and the provisions of SECTION 6.2(a) of this Agreement, then simultaneous with the return of the Earnest Money, Equitable shall pay the sum of Five Hundred Thousand and No/100 Dollars ($500,000.00) to Investor.

     15.5 INTEREST RATES.

          (a) As used in this Agreement, the following terms shall have the following meanings:

               (i) "FIRST MEASUREMENT DATE" shall mean the date that is two (2) business days following the date upon which (i) the Minimum Required Consents shall have been obtained, and (ii) either the Insurance Coverage shall have been obtained, the condition to obtain such coverage shall have been waived or deemed waived by Investor, or Equitable shall have agreed to effect an Insurance Cure, and (iii) the Chase Consent shall have been obtained; and

               (ii) "SECOND MEASUREMENT DATE" shall mean the date upon which the Confirmation Order shall have been issued by the Bankruptcy Court.

          (b) If the 10-Year Treasury Swap Rate (the "SWAP RATE"), determined in accordance with the provisions of SCHEDULE 15.5(b)-1, is greater than 6.05% (the "TREASURY CAP") on the second business day following the First Measurement Date, then Investor may elect to terminate this Agreement by giving written notice (the "FIRST TREASURY TERMINATION NOTICE") to Equitable on or before the date which is three (3) business days following the First Measurement Date. If Investor timely gives the First Treasury Termination Notice and the Swap Rate on such second business day does not exceed the Treasury Cap by more than fifty
(50) basis points, then Equitable may negate such termination by giving a written notice to Investor (the "FIRST TREASURY CURE NOTICE") within five (5) business days after Equitable's receipt of the First Treasury Termination Notice pursuant to which Equitable agrees to decrease the Notional Consideration by the amount determined in accordance with the formula set forth on SCHEDULE 15.5(b)-2 (the "SWAP RATE CREDIT FORMULA"). If Investor timely gives the First Treasury Termination Notice and (x) Equitable fails to timely give (or is not entitled to give) the First Treasury Cure Notice, the Earnest Money shall be returned to Investor, Equitable shall be obligated to reimburse Investor for 50% (up to One-Hundred Twenty-five Thousand and No/100 Dollars ($125,000.00)) of the PH Fees, and after such return and reimbursement none of the parties to this Agreement shall have any further liabilities or obligations to the other except for those provisions hereof which

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expressly survive such termination or (y) Equitable is entitled to give and timely gives the First Treasury Cure Notice, the First Treasury Termination Notice shall be null and void and of no force and effect and this Agreement shall continue in full force and effect, including, without limitation, the provisions of this SECTION 15.5(b).

          (c) If Equitable exercises the Extension Option and the Swap Rate is greater than the Treasury Cap on the second business day following the Second Measurement Date, then Investor may elect to terminate this Agreement by giving written notice (the "SECOND TREASURY TERMINATION NOTICE") to Equitable on or before the date which is three (3) business days following the Second Measurement Date. If Investor timely gives the Second Treasury Termination Notice and the Swap Rate on such second business day does not exceed the Treasury Cap by more than fifty (50) basis points, then Equitable may negate such termination by giving a written notice to Investor (the "SECOND TREASURY CURE NOTICE") within five (5) business days after Equitable's receipt of the Second Treasury Termination Notice pursuant to which Equitable agrees to decrease the Notional Consideration by the amount determined pursuant to the Swap Rate Credit Formula. If Investor timely gives the Second Treasury Termination Notice and (x) Equitable fails to timely give (or is not entitled to give) the Second Treasury Cure Notice, the Earnest Money shall be returned to Investor, Equitable shall be obligated to reimburse Investor for 50% (up to One-Hundred Twenty-five Thousand and No/100 Dollars ($125,000.00)) of the PH Fees, and after such return and reimbursement none of the parties to this Agreement shall have any further liabilities or obligations to the other except for those provisions hereof which expressly survive such termination or (y) Equitable is entitled to give and timely gives the Second Treasury Cure Notice, the Second Treasury Termination Notice shall be null and void and of no force and effect and this Agreement shall continue in full force and effect, including, without limitation, the provisions of this SECTION 15.5(c).

          (d) If the Closing occurs prior to any exercise by Equitable of the Extension Option, then the Notional Consideration shall be decreased by an amount equal to the present value of the increased cost of Investor's financing to consummate this transaction resulting from the excess, if any, of (i) the Swap Rate in effect on the second business day following the First Measurement Date up to a maximum of 5.20% over (ii) 5.05%, all calculated pursuant to the formula and in the manner more particularly set forth on SCHEDULE 15.5(d) (the "PRESENT VALUE FORMULA").

          (e) If the Closing occurs during the First Extension Period or the Second Extension Period pursuant to the exercise by Equitable of the Extension Option, then the Notional Consideration shall be decreased by an amount equal to the present value of the increased cost of Investor's financing to consummate this transaction resulting from the excess, if any, of (x) the Swap Rate in effect on the Second Measurement Date, up to a maximum of 5.20% over (y) 5.05%, all calculated pursuant to the Present Value Formula.

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                                  ARTICLE XVI

                           EQUITABLE SEVERED MORTGAGE

     16.1 SEVERED MORTGAGE LOAN. Notwithstanding anything in this Agreement to the contrary (including, without limitation, the provisions set forth in SECTION
6.1 of this Agreement), at any time prior to the Partnership making the Bankruptcy Filing, Equitable shall have the right to sever a portion of the Equitable Second Mortgage Loan to create a separate mortgage loan in the amount of One Hundred Thousand and No/100 Dollars ($100,000.00)(the "SEVERED MORTGAGE LOAN"), to cause such Severed Mortgage Loan to be secured by a new mortgage executed by the Partnership (the "SEVERED MORTGAGE") and evidenced by a new promissory note executed by the Partnership (the "SEVERED NOTE"), and to then sell the Severed Mortgage Loan (together with the Severed Mortgage and the Severed Mortgage Note) to any third party that Equitable shall select and who is reasonably acceptable to Investor (such approval shall not to be unreasonably withheld or conditioned, and shall be deemed granted if not withheld within three (3) business days after request therefor) (such purchaser, the "SEVERED MORTGAGE HOLDER"). Investor, the Partnership and Astor hereby agree and acknowledge that (x) the right to sell the Severed Mortgage (together with the Severed Mortgage and the Severed Mortgage Note) to the Severed Mortgage Holder may be exercised by Equitable in its sole and absolute discretion (subject to Investor's approval as provided above) and, (y) any such sale shall be on terms and conditions acceptable to Equitable in its sole and absolute discretion; PROVIDED, HOWEVER, that if Equitable shall exercise its right to sell the Severed Mortgage Loan (together with the Severed Mortgage and the Severed Mortgage Note), the Severed Mortgage Holder shall agree not to further sell, transfer or assign the Severed Mortgage Loan without the prior consent of Equitable. Equitable, on behalf of the Partnership, shall have the right to satisfy and pay-off the Severed Mortgage Loan at any time. Furthermore, Equitable and Investor hereby agree that if the Severed Mortgage Holder shall exercise (or it is reasonably believed that the Severed Mortgage Holder intends to exercise) any right possessed by it in connection with the Bankruptcy Proceeding which may adversely affect the likelihood of the Bankruptcy Court issuing the Confirmation Order approving the Plan or the transaction contemplated by this Agreement being successfully consummated or shall refuse to perform as required pursuant to SECTION 16.2 below (each, a "SEVERED MORTGAGE EVENT"), Investor may deliver written notice to Equitable setting forth its intention to satisfy and pay-off the Severed Mortgage Loan on behalf of the Partnership if Equitable fails to pay-off the Severed Mortgage. If Equitable does not satisfy and pay-off the Severed Mortgage Loan on behalf of the Partnership within ten (10) business days after the giving of such notice, then Investor may satisfy and pay-off the Severed Mortgage Loan on behalf of the Partnership, and to the extent so paid-off and satisfied prior to the Closing by Investor (or its affiliate), Investor shall be entitled to a credit against the Notional Consideration at Closing in an amount equal to the amount actually paid to satisfy the Severed Mortgage Loan; PROVIDED, HOWEVER, if Investor reasonably believes that a Severed Mortgage Event is expected to occur in less than the ten
(10) business days to be provided to Equitable to satisfy and pay-off the Severed Mortgage Loan, then at Investor's election, it may reduce the period for Equitable to satisfy and pay-off the Severed Mortgage Loan to five (5) business days, it being agreed that such election by Investor shall be made and Investor shall identify the Severed Mortgage Event in bold capital letters in such notice. If either Equitable or Investor shall satisfy and pay-off the Severed

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Mortgage Loan on behalf of the Partnership at any time prior to the issuance of the Confirmation Order by the Bankruptcy Court, the parties hereto acknowledge and agree that Equitable shall have the right to sever a further portion of the Equitable Second Mortgage Loan to create another separate mortgage loan in the amount of One Hundred Thousand and No/100 Dollars ($100,000.00), whereupon the provisions of this ARTICLE XVI shall again apply.

     16.2 CANCELLATION OF SEVERED MORTGAGE LOAN. If and to the extent that all or any portion of the Equitable Second Mortgage Loan shall be cancelled pursuant to SECTION 1.6(a)(ii) of this Agreement, Equitable shall cause the Severed Mortgage Holder to cancel that portion of the Severed Mortgage Loan equal to an amount calculated as follows: (x) the amount of the Severed Mortgage Loan, multiplied by (y) a fraction, the numerator of which is the amount of the Cancelled Equitable Debt and the denominator of which is the amount of the Equitable Second Mortgage Loan (including the Severed Mortgage Loan). In addition, Equitable hereby agrees to cause the Severed Mortgage Holder to duly execute and deliver a Certificate of Reduction, an Equitable Debt Release, any assignments and any other documents required to be delivered pursuant to SECTION 1.6(d) of this Agreement, with respect to the Severed Mortgage Loan simultaneously with Equitable's delivery of same with respect to the Cancelled Equitable Debt and the Acquired Equitable Debt; it being agreed, however, that any failure on the part of Equitable to cause the Severed Mortgage Holder to comply with the provisions of this SECTION 16.2 shall not be (or be deemed to be) a default by Equitable under this Agreement, and the sole and exclusive remedy of Investor in such case shall be to pay-off or satisfy the Severed Mortgage Loan and receive a credit at Closing against the Notional Consideration, all in accordance with the provisions of SECTION 16.1 hereof (except that the five (5) or ten (10) day notice period, as the case may be, shall be deemed waived with respect to a Severed Mortgage Event occurring within five (5) days or less of the Closing).

                                  ARTICLE XVII

                                  MISCELLANEOUS

     17.1 CONFIDENTIALITY. All information (collectively, "INSPECTION MATERIAL") acquired by Investor or any of its Representatives (as hereinafter defined) with respect to the Property, the Partnership and the Existing Mortgage Debt, whether delivered by the Partnership or any of its Representatives or obtained by Investor as a result of its inspection of the Property, examination of the Partnership's files, or otherwise, shall be used (prior to the Closing) solely in connection with this transaction. All Inspection Material shall not be disclosed (prior to Closing) to any individual or entity other than those Representatives of Investor who need to know the information for the purpose of assisting Investor in performing their roles in connection with this transaction. Investor will indemnify and hold the Partnership harmless from and against any and all loss, liability, cost, damage or expense the Partnership may suffer or incur as a result of the disclosure of any Inspection Material to any individual or entity other than an appropriate Representative of Investor and/or the use of any Inspection Material by Investor or any Representative thereof for any purpose other than as herein provided. As used herein, "REPRESENTATIVE" shall mean any employee, officer, director, shareholder, owner, affiliate, agent or representative of a party. If Investor shall be permitted pursuant to the express terms of this

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Agreement to, and shall, elect to terminate this Agreement or if the Closing shall fail to take place for any other reason whatsoever, Investor will, promptly following the Partnership's request therefor, return to the Partnership or destroy all Inspection Material in the possession of Investor or any of its Representatives and destroy all copies, notes or extracts thereof as well as all copies of any analyses, compilations, studies or other documents prepared by Investor or for its use (whether in written form or contained in database or other similar form) containing or reflecting any Inspection Material. In the event of a breach or threatened breach by Investor or its Representatives of this SECTION 17.1, the Partnership shall be entitled to an injunction restraining Investor or its Representatives from disclosing, in whole or in part, any Inspection Material. Nothing herein shall be construed as prohibiting the Partnership from pursuing any other available remedy at law or in equity for such breach or threatened breach. The provisions of this Section shall not survive the Closing, but shall continue in full force and effect notwithstanding the prior termination of this Agreement pursuant to any right of termination granted herein or otherwise.

     17.2 PUBLIC DISCLOSURE. At any time after the Execution Date, Investor may, if Investor in its reasonable discretion deems it to be necessary (upon the advice of counsel) to comply with law, rules or regulations or the requirements of a securities self regulatory organization, issue a press release (x) acknowledging only that Investor is under contract to purchase the Property, it being agreed, however, that Investor shall provide Equitable with a copy of same simultaneously with the issuance thereof, or (y) which may contain, among other things, the price being paid for the Property, the capitalization rate, square footage, the current occupancy rate at the Improvements, the in-place average and market rents and the major tenancies at the Property, in the form of other press releases customarily issued by (and published on the website of) SL Green Realty Corp. (a "LONG FORM PRESS RELEASE") and containing such other information as may be reasonably agreed to by Investor and Equitable. Equitable and Investor shall cooperate after the date hereof to agree on the form of the Long Form Press Release. Subject to the provisions of this SECTION 17.2, at all times prior to the Closing, except for any release of information required by law or by a securities self regulatory organization, any release to the public of information with respect to the transaction contemplated herein or any matters set forth in this Agreement will be made only in the form approved by Investor and Equitable, and their respective counsel.

     17.3 DISCHARGE OF OBLIGATIONS. The consummation of the Closing shall be deemed to be a full performance and discharge of every representation and warranty made by the Partnership, Astor and Equitable herein and every agreement and obligation on the part of the Partnership, Astor and Equitable to be performed pursuant to the provisions of this Agreement, except those which are herein specifically stated to survive Closing.

     17.4 ASSIGNMENT.

          (a) Investor may not assign its rights under this Agreement without first obtaining the Partnership's written approval, which approval may be given or withheld in the Partnership's sole discretion. The assignment of any of Investor's rights under this Agreement prior to Closing without such prior written consent or any transfer prior to the Closing, directly or indirectly, of any stock, partnership interest or other ownership interest in Investor without the

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Partnership's approval, which consent or approval, as the case may be, may be given or withheld in the Partnership's sole discretion, shall be null and void and constitute a default by Investor under this Agreement.

          (b) Investor shall give the Partnership prior written notice of any proposed assignment of this Agreement or proposed transfer, directly or indirectly, of any stock, partnership or other ownership interest in Investor prior to Closing. Such notice shall identify the proposed assignee or transferee and the constituent individuals and/or entities thereof. Such notice shall be accompanied, as the case may be, by the written certification of the proposed assignee in the case of an assignment or by the written certification of Investor in the case of a transfer, directly or indirectly, of any stock, partnership or other ownership interest in Investor that no part of the Notional Consideration or any other monies to be paid hereunder by Investor are derived from assets of an Employee Benefit Plan. Investor shall, in addition, cause to be delivered to the Partnership such further information with respect to the proposed assignee or transferee and the constituent individuals and/or entities thereof, including specifically, without limitation, any pension or profit sharing plans related thereto, as the Partnership may request. The Partnership's consent to any such assignment or transfer shall not relieve Investor of its obligations under this Agreement.

          (c) Investor's designation of an affiliate to carry out the obligations of Investor and Fee Owner (or to receive the benefits accruing to Investor and Fee Owner) on, from and after the Closing Date shall not be deemed an assignment under this Agreement.

     17.5 NOTICES. Any notice pursuant to this Agreement shall be given in writing by (a) personal delivery, or (b) reputable overnight delivery service with proof of delivery (using the overnight delivery option), or (c) United States Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) legible facsimile transmission sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designated by written notice sent in accordance herewith, and shall be deemed to have been given either at the time of personal delivery on a business day, or, in the case of overnight delivery service or mail, as of the date of first attempted delivery on a business day at the address and in the manner provided herein, or, in the case of facsimile transmission on a business day, as of the date of the facsimile transmission provided that an original of such facsimile is also sent concurrently to the intended addressee by means described in clauses (a), (b) or
(c) above. All notices given under this Agreement which require a response within a specified period of time shall, in such notice, either refer to the Section of this Agreement setting forth such time period or expressly state the applicable time period for providing such response. Unless changed in accordance with the preceding sentence, the addresses for notices given pursuant to this Agreement shall be as follows:

          IF TO THE PARTNERSHIP:

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               Lend Lease Real Estate Investments, Inc.
               787 Seventh Avenue, 46th Floor
               New York, New York 10019
               Attn:  Polly O'Brien
               FAX:   (212) 554-1667

          WITH A COPY TO:

               Proskauer Rose LLP
               1585 Broadway
               New York, New York 10036
               Attn:  Stuart Rosow, Esq.
               FAX:   (212) 969-2900

          IF TO ASTOR AND/OR EQUITABLE:

               Lend Lease Real Estate Investments, Inc.
               3424 Peachtree Road NE, Suite 800
               Atlanta, Georgia 30326
               Attn:  Thomas P. Kennedy
               FAX:   (404) 848-8902

          WITH COPIES TO:

               The Equitable Life Assurance Society of the United States 1290 Avenue of the Americas
               New York, New York 10104
               Attn:  Law Department - Corporate and Investment Group
               FAX:   (212) 707-7864

               and

               Fried, Frank Harris, Shriver & Jacobson
               One New York Plaza
               New York, New York 10004
               Attn:  Jonathan Mechanic, Esq.
               FAX:   (212) 859-4000

          IF TO INVESTOR:

               c/o SL Green Realty Corp.
               420 Lexington Avenue
               New York, New York 10170-1881
               Attn:  Marc Holliday, President
               FAX:   (212) 216-1785

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          WITH A COPY TO:

               c/o SL Green Realty Corp.
               420 Lexington Avenue
               New York, New York 10170-1881
               Attn:  Andrew S. Levine, Esq.
               FAX:   (212) 216-1785

               and

               Greenberg Traurig, LLP
               200 Park Avenue
               New York, New York  10166
               Attn:  Robert J. Ivanhoe, Esq.
               FAX:   (212) 801-6400

     17.6 MODIFICATIONS. This Agreement cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

     17.7 TENANT NOTIFICATION LETTERS. The Tenant Notices executed by Fee Owner at Closing shall include a signed statement acknowledging Fee Owner's receipt and responsibility for each tenant's security deposit (but only to the extent actually received by or credited to Fee Owner at Closing), if any, all in compliance with and pursuant to the applicable provisions of applicable law. The provisions of this SECTION 17.7 shall survive Closing.

     17.8 CALCULATION OF TIME PERIODS. Unless otherwise specified, in computing any period of time described in this Agreement, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included, unless such last day is a Saturday, Sunday or legal holiday under the laws of the State in which the Property is located, in which event the period shall run until the end of the next day which is neither a Saturday, Sunday or legal holiday. The final day of any such period shall be deemed to end at 5:00 p.m., local time.

     17.9 SUCCESSORS AND ASSIGNS. The terms and provisions of this Agreement are to apply to and bind the permitted successors and assigns of the parties hereto.

     17.10 ENTIRE AGREEMENT. This Agreement, including the Exhibits and Schedules, contains the entire agreement between the parties pertaining to the subject matter hereof and fully supersedes all prior written or oral agreements and understandings between the parties pertaining to such subject matter, except for the provisions contained in Section 12 of that certain Letter of Intent between the parties hereto dated December 5, 2001, as amended.

     17.11 FURTHER ASSURANCES. Each party agrees that it will without further consideration

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execute and deliver such other documents and take such other action, whether prior or subsequent to Closing, as may be reasonably requested by the other party to consummate more effectively the purposes or subject matter of this Agreement. Without limiting the generality of the foregoing, Investor shall, if requested by the Partnership, execute acknowledgments of receipt with respect to any materials delivered by the Partnership in the form required under and in compliance with this Agreement to Investor with respect to the Property, the Partnership or the Existing Mortgage Debt. The provisions of this SECTION 17.11 shall survive Closing.

     17.12 COUNTERPARTS. This Agreement may be executed in counterparts, and all such executed counterparts shall constitute the same agreement. It shall be necessary to account for only one such counterpart in proving this Agreement.

     17.13 SEVERABILITY. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement shall nonetheless remain in full force and effect.

     17.14 APPLICABLE LAW. This Agreement is performable in the state in which the Property is located and shall in all respects be governed by, and construed in accordance with, the substantive federal laws of the United States and the laws of such state. The Partnership and Investor hereby irrevocably submit to the jurisdiction of any state or federal court sitting in the county in which the Property is located in any action or proceeding arising out of or relating to this Agreement and hereby irrevocably agree that all claims in respect of such action or proceeding shall be heard and determined in a state or federal court sitting in the county in which the Property is located. Investor and the Partnership agree that the provisions of this SECTION 17.14 shall survive the Closing of the transaction contemplated by this Agreement.

     17.15 NO THIRD PARTY BENEFICIARY. The provisions of this Agreement and of the documents to be executed and delivered at Closing are and will be for the benefit of the Partnership, Investor, Astor and Equitable, as the case may be, only and are not for the benefit of any third party, and accordingly, no third party shall have the right to enforce the provisions of this Agreement or of the documents to be executed and delivered at Closing.

     17.16 EXHIBITS AND SCHEDULES. All of the schedules and exhibits referenced herein and attached hereto shall be deemed to be an integral part of and incorporated into this Agreement.

     17.17 CAPTIONS. The section headings appearing in this Agreement are for convenience of reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

     17.18 CONSTRUCTION. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

     17.19 TERMINATION OF AGREEMENT. It is understood and agreed that if either Investor or the Equitable terminates this Agreement pursuant to and in accordance with a right of

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termination granted hereunder, such termination shall operate to relieve the
Partnership, Astor, Equitable and Investor from all obligations under this Agreement, except for such obligations as are specifically stated herein and those provisions of this Agreement which by their terms are intended to survive the termination of this Agreement.

     17.20 SURVIVAL. The provisions of this ARTICLE 17 shall survive Closing or any termination of this Agreement.

     17.21 NO RECORDATION. Neither this Agreement nor any memorandum of the terms hereof shall be recorded or otherwise placed of public record and any breach of this covenant shall, unless the party not placing same of record is otherwise in default hereunder, entitle the party not placing same of record to pursue its rights and remedies under ARTICLE IX.

     17.22 BINDING EFFECT. This Agreement shall not be binding in any way upon any party hereto unless and until all of the parties hereto shall have executed and delivered executed counterpart originals of this Agreement to all of the other parties hereto.

     17.23 SATISFACTION OR WAIVER. Wherever in this Agreement the terms "satisfaction" or "waiver" is used, it shall be deemed to mean "satisfaction (with respect to any covenant of a party to this Agreement, by the obligated party)" or "waiver (by the benefited party)."

     17.24 BUSINESS DAY. As used in this Agreement, the term "BUSINESS DAY" shall mean every day other than Saturdays, Sundays, all days observed by the federal or New York State government as legal holidays and all days on which commercial banks in New York State are required by law to be closed.

                           [SIGNATURE PAGES TO FOLLOW]

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          IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement as of the Execution Date.

               1515 BROADWAY ASSOCIATES, L.P., a Delaware limited partnership

               By: Astor Plaza Venture, L.P., a Delaware limited partnership and its general partner

                    By: Astor Acquisition L.P., a Delaware limited partnership and its general partner

                         By: Astor Times Square Corp., a New York corporation and its general partner

                              By:
                                  --------------------
                                  Name:
                                  Title:

               ASTOR PLAZA VENTURE, L.P., a Delaware limited partnership

               By: Astor Acquisition L.P., a Delaware limited partnership and its general partner

                    By: Astor Times Square Corp., a New York corporation and its general partner

                              By:
                                  --------------------
                                  Name:
                                  Title:

               THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, a New York corporation

               By:
                   --------------------
                   Name:
                   Title:

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               SL GREEN REALTY ACQUISITION LLC, a Delaware limited liability company

               By: SL Green Operating Partnership, L.P., a Maryland limited partnership and its managing member

                    By: SL Green Realty Corp., a Delaware corporation and its general partner

                         By:
                             --------------------
                             Name:  Marc Holliday
                             Title: President

     The undersigned is executing this Agreement to solely to confirm its obligations pursuant to and under SECTION 1.6(b)(i) and SECTION 1.7(a)(iii) of this Agreement.

               SL GREEN REALTY CORP., a Delaware corporation

               By:
                   --------------------
                   Name:  Marc Holliday
                   Title: President

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